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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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☐	Soliciting Material Pursuant to §240.14a-12

WOLVERINE WORLD WIDE, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Proxy Statement

Notice of 2016 Annual Meeting of Stockholders

LETTER TO STOCKHOLDERS

Wolverine World Wide, Inc.
9341 Courtland Drive, N.E.
Rockford, Michigan 49351

March 15, 2016

Dear Stockholder,

You are invited to attend the 2016 Annual Meeting of Stockholders, on Thursday, April 21, 2016, at Wolverine Worldwide's headquarters in Rockford, Michigan.

The annual meeting will begin with voting on the matters set forth in the accompanying Notice of Annual Meeting and Proxy Statement and any other business matters properly brought before the meeting and conclude with a report on the voting.

Whether or not you plan to attend, you can ensure that your shares are represented at the meeting by promptly voting and submitting your proxy by telephone or through the internet, or by completing, signing, dating and returning your proxy form in the enclosed envelope.

Sincerely,

Blake W. Krueger
Chairman, Chief Executive Officer and President

Wolverine Worldwide Notice of 2016 Annual Meeting of Stockholders and Proxy Statement	| Page 1

NOTICE OF 2016 ANNUAL MEETING OF STOCKHOLDERS

10:00 a.m., April 21, 2016

Wolverine World Wide, Inc.
9341 Courtland Drive, N.E.
Rockford, Michigan 49351

March 15, 2016

To our Stockholders:

We invite you to attend Wolverine Worldwide's Annual Meeting of Stockholders at the Company's headquarters located at 9341 Courtland Drive, N.E., Rockford, Michigan, on Thursday, April 21, 2016, at 10:00 a.m. Eastern Daylight Time. At the annual meeting, the stockholders will:

  (1)
  vote on the election of the four director nominees named in the proxy statement for three-year terms expiring in 2019;
  (2)
  vote on the ratification of the Audit Committee's appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for fiscal year 2016;
  (3)
  vote on an advisory resolution approving compensation for the Company's named executive officers;
  (4)
  vote on a proposal to approve the Stock Incentive Plan of 2016; and
  (5)
  transact other business that may properly come before the meeting.

Stockholders can vote at the meeting and any adjournment of the meeting if you were a stockholder of record on March 1, 2016.

By Order of the Board of Directors

Brendan M. Gibbons
Vice President, General Counsel and Secretary

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on April 21, 2016.

Wolverine's Proxy Statement for the 2016 Annual Meeting of Stockholders and the Annual Report to Stockholders for the fiscal year ended January 2, 2016, are available at www.wolverineworldwide.com/2016annualmeeting.

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2016 PROXY STATEMENT

Wolverine Worldwide Notice of 2016 Annual Meeting of Stockholders and Proxy Statement	| Page 3

2016 PROXY STATEMENT

We are furnishing you this proxy statement and enclosed proxy card in connection with the solicitation of proxies by the Board of Directors of Wolverine World Wide, Inc. ("Wolverine Worldwide" or the "Company") to be used at the Annual Meeting of Stockholders of the Company occurring on April 21, 2016 at the Company's corporate headquarters in Rockford, Michigan (the "Annual Meeting"). Distribution of this proxy statement and enclosed proxy card to stockholders is scheduled to begin on or about March 15, 2016.

You can ensure that your shares are voted at the Annual Meeting by submitting your instructions by telephone or through the Internet, or by completing, signing, dating, and returning your proxy form in the enclosed envelope. Submitting your instructions or proxy by any of these methods will not affect your right to attend and vote at the Annual Meeting. We encourage stockholders to submit proxies in advance. A stockholder who gives a proxy may revoke it at any time before it is exercised by voting in person at the Annual Meeting, by delivering a subsequent proxy, or by notifying the inspectors of election in writing of such revocation. In order to vote any shares at the Annual Meeting that are held for you in a brokerage, bank, or other institutional account, you must obtain a proxy from that entity and bring it with you to hand in with your ballot.

References to "2015" or "fiscal 2015" in this proxy statement are to the Company's fiscal year ended January 2, 2016, unless otherwise noted in the text. References to "2016" or "fiscal 2016" in this proxy statement are to the Company's fiscal year ending December 31, 2016, unless otherwise noted in the text.

Board of Directors

The stockholders elect directors to serve on the Company's Board of Directors (the "Board of Directors" or "Board"). The Board oversees the management of the business by the Chief Executive Officer ("CEO") and senior management. In addition to its general oversight function, the Board's additional responsibilities include, but are not limited to, the following:

•
Reviewing and approving the Company's key objectives and strategic business plans and monitoring implementation of those plans and the Company's success in meeting identified objectives

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Selecting, evaluating and compensating the CEO and overseeing CEO succession planning

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Providing advice and oversight regarding the selection, evaluation, development and compensation of management
•
Overseeing the Company's risk management and mitigation activities

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Reviewing and monitoring administration of the policies and procedures to safeguard the integrity of the Company's business operations and financial reporting and to promote compliance with applicable laws and regulations

The Company expects directors to attend every meeting of the Board and the committees on which they serve and to attend the annual meeting of stockholders. In 2015, 11 directors (all directors then serving on the Board) attended the 2015 Annual Meeting of Stockholders, and all directors attended at least 75% of the meetings of the Board and the committees on which they served.

BOARD COMPOSITION

The Board prides itself on its ability to recruit and retain directors who have high personal and professional integrity and have demonstrated exceptional ability and judgment to effectively serve the stockholders' long-term interests. The Board believes that our directors, including the nominees for election as directors at the Annual Meeting, have these characteristics and valuable skills that provide the Company with the variety and depth of knowledge, judgment and strategic vision necessary to provide effective oversight of the Company. Our directors have extensive experience in different fields, including footwear and apparel, retail, global operations, finance and accounting, and information technology. In addition, many of our directors have significant leadership experience and experience in public company governance and related matters from their service as directors or senior executives of Wolverine Worldwide or other companies. We believe that all our

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2016 PROXY STATEMENT

directors possess the professional and personal qualifications necessary for service on our Board, and we have highlighted noteworthy attributes for each director in the individual biographies below.

The Board's Governance Committee serves as its nominating committee. The Governance Committee, in anticipation of upcoming director elections and other potential or expected Board vacancies, searches for qualified individuals and recommends candidates to the Board. The Committee may retain a search firm or other external parties to assist it in identifying candidates, and the Committee has the sole authority to approve the search firm's fees and retention terms, and to terminate the firm if necessary.

The Committee considers candidates suggested by directors, senior management or stockholders. Stockholders may recommend individuals as potential director candidates by communicating with the Committee through one of the Board communication mechanisms described under the heading "Stockholder Communications Policy." Stockholders that wish to nominate a director candidate must comply with the procedures set forth in the Company's By-Laws, which are posted on its website. Ultimately, upon the recommendation of the Governance Committee, the Board selects the Company nominees for election at each annual meeting. In selecting director nominees, the Board considers candidates' personal and professional integrity, ability and judgment, and likelihood to be effective, in conjunction with the other nominees and directors, in serving the long-term interests of the stockholders. The Governance Committee also considers candidates' relative skills, background and characteristics; independence under applicable New York Stock Exchange ("NYSE") listing standards and the Company's Director Independence Standards; potential to contribute to the composition and culture of the Board; and ability and willingness to actively participate in the Board and committee meetings and to otherwise devote sufficient time to Board duties.

The Governance Committee reviews with the Board on an annual basis the appropriate skills and characteristics desired of Board members in the context of the current make-up of the Board. The Board, with the assistance of the Governance Committee, annually assesses the current composition and diversity of the Board across many dimensions. As set forth in the Company's Corporate Governance Guidelines, which are posted on its website, this assessment addresses issues of experience, age and skills.

ITEM 1 – Election of Directors for Terms Expiring in 2019

The Company's Board consists of 11 directors. The Company's By-Laws establish three classes of directors, with each class being as nearly equal in number as possible and serving three-year terms. At each annual meeting, the term of one class expires. The Company's Corporate Governance Guidelines state that a director must offer to resign from the Board at the Annual Meeting of Stockholders following his or her 72nd birthday, subject to the Board waiving this requirement under circumstances determined by the Board. The Board has nominated four directors for election at the Annual Meeting: Jeffrey M. Boromisa, Gina R. Boswell, David T. Kollat, and Timothy J. O'Donovan. Each director has been nominated to serve for a three-year term expiring at the annual meeting of stockholders to be held in 2019 or until his or her successor, if any, has been elected and is qualified.

Ms. Boswell and Messrs. Boromisa, Kollat and O'Donovan are independent directors, as determined by the Board under the applicable NYSE listing standards and the Company's Director Independence Standards. Each director nominee currently serves on the Board. The stockholders most recently elected Messrs. Boromisa, Kollat and O'Donovan at the Company's 2013 annual meeting. Ms. Boswell was appointed to the Board in December 2013.

The Company is not aware of any nominee who will be unable or unwilling to serve as a director. However, if a nominee is unable to serve or is otherwise unavailable for election, the incumbent directors may or may not select a substitute nominee. If the directors select a substitute nominee, the proxy holder will vote the shares represented by all valid proxies for the substitute nominee (unless other instructions are given).

The biographies of the four nominees and the other directors of the Company are below, along with a discussion of the above-described characteristics, skills and qualifications for each director.

Wolverine Worldwide Notice of 2016 Annual Meeting of Stockholders and Proxy Statement	| Page 5

2016 PROXY STATEMENT

JEFFREY M. BOROMISA Age: 61 Director since: 2006
Retired Executive Vice President of Kellogg International, President of Latin America; Senior Vice President of Kellogg Company	Board Committees: Audit Compensation	Other Public Directorships: None

Mr. Boromisa worked at Kellogg Company, a global food manufacturing company, and its affiliates from 1981 to 2009. From 2008 through his retirement in May 2009, Mr. Boromisa was Executive Vice President of Kellogg International, President of Latin America; Senior Vice President of Kellogg Company. From 2007 until 2008, Mr. Boromisa served as Executive Vice President of Kellogg International, President of Asia Pacific and Senior Vice President of Kellogg Company. From 2004 through 2006, he was Senior Vice President and Chief Financial Officer of Kellogg Company. In addition, beginning in 2004 and through his retirement, Mr. Boromisa was a member of Kellogg Company's Global Leadership Team. Prior to 2004, Mr. Boromisa occupied various leadership positions with Kellogg. Mr. Boromisa is also a director at Haworth International,  Inc., a privately held, multinational, office furniture design and manufacturing company. With nearly 30 years of experience at Kellogg Company, including serving as its chief financial officer and leading various operational business units, Mr. Boromisa has obtained leadership, retail, global operations and finance expertise.

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GINA R. BOSWELL Age: 53 Director since: 2013
Executive Vice President and General Manager, Unilever UK & Ireland	Board Committees: Governance	Other Public Directorships: ManpowerGroup Inc.

Since July 2015, Ms. Boswell has been Executive Vice President and General Manager for Unilever UK & Ireland, one of the largest markets for Unilever PLC / Unilever N.V., a multinational consumer goods company whose products include Dove, Vaseline, Lipton, and Hellman's. From 2011 to July 2015, Ms. Boswell served as Executive Vice President, Personal Care for Unilever PLC / Unilever N.V. From 2008 to 2011, Ms. Boswell served as President, Global Brands, for The Alberto-Culver Company, a consumer goods company. Ms. Boswell has held numerous other senior leadership positions with other leading global companies, including Avon Products, Inc., Ford Motor Company, and Estee Lauder Companies,  Inc. Ms. Boswell is a member of the board of ManpowerGroup Inc., a publicly traded workforce solutions company, where she is also the chairperson of the audit committee. Through senior leadership roles with leading branded companies, Ms. Boswell has obtained expertise in brand building and leadership, global operations and finance experience; and her service as a director at ManpowerGroup Inc. has provided her with public company governance and related experience.

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2016 PROXY STATEMENT

DAVID T. KOLLAT Age: 77 Director since: 1992
President and Chairman, 22, Inc.	Board Role: Lead Director	Other Public Directorships: L Brands, Inc. Select Comfort Corporation

Mr. Kollat has been Chairman and President of 22, Inc., a company specializing in research and management consulting for retailers and consumer goods manufacturers, since 1987. In addition to his marketing and management experience as Chairman and President of 22, Inc., Mr. Kollat served for 11 years in senior leadership positions at L Brands,  Inc. (formerly Limited Brands, Inc.), a publicly traded, multinational apparel and retail company, including as Executive Vice President, Marketing, President of Victoria's Secret Direct, and as a member of its executive committee. Mr. Kollat is Lead Director of Wolverine Worldwide. Mr. Kollat has been a director of L Brands, Inc. since 1976 and a director of Select Comfort Corporation, a bed manufacturer and retailer, since 1994. During the preceding five years, Mr. Kollat was, but no longer is, a director of Big Lots, Inc., a publicly traded retail company. Mr. Kollat's work for L Brands, Inc. and 22, Inc. has provided him with marketing, apparel, retail and leadership expertise. He also has experience with public company governance and related matters through his extensive service on public company boards.

The Board, which previously waived the age 72 retirement provision with respect to Mr. Kollat, has determined that it is in the best interests of stockholders for Mr. Kollat to continue to serve as a director, and, therefore, determined to nominate him for an additional three-year term.

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2016 PROXY STATEMENT

TIMOTHY J. O'DONOVAN Age: 70 Director since: 1993
Retired Chairman and Chief Executive Officer of Wolverine World Wide, Inc.	Board Committees: None	Other Public Directorships: SpartanNash Company

Mr. O'Donovan is a former Chairman of the Board of Wolverine Worldwide and served in that position from April 2005 through December 2009. In April 2007, Mr. O'Donovan retired as Chief Executive Officer of Wolverine Worldwide, a position he had held since April 2000. Mr. O'Donovan served Wolverine Worldwide as its Chief Executive Officer and President from April 2000 until April 2005, and as Chief Operating Officer and President from 1996 until April 2000. Prior to 1996, Mr. O'Donovan held various positions with the Company, including Executive Vice President of Wolverine Worldwide. Mr. O'Donovan is lead director of SpartanNash Company, a grocery distribution and retail company. During the preceding five years, Mr. O'Donovan was, but no longer is, a director of Kaydon Corporation, a publicly traded company that designed and manufactured custom-engineered products. Mr. O'Donovan has obtained footwear and apparel, retail, leadership, global operations and finance expertise through his more than 40 years with the Company. His service on public company boards has provided him with public company governance and related experience.

BOARD RECOMMENDATION

The Board recommends that you vote "FOR" the election of the above nominees for terms expiring in 2019.

Wolverine Worldwide Notice of 2016 Annual Meeting of Stockholders and Proxy Statement	| Page 9

2016 PROXY STATEMENT

Directors with Terms Expiring in 2017

WILLIAM K. GERBER Age: 62 Director since: 2008
	Managing Director of Cabrillo Point Capital LLC	Board Committees: Audit (Chair) Compensation	Other Public Directorships: AK Steel Holding Corporation

Mr. Gerber is Managing Director of Cabrillo Point Capital LLC, a private investment fund. He has held that position since 2008. From 1998 to 2007, Mr. Gerber was Executive Vice President and Chief Financial Officer of Kelly Services, Inc., a publicly traded global staffing solutions company with operations in more than 35 countries. During the preceding five years, Mr. Gerber was, but no longer is, a director of Kaydon Corporation, a publicly traded company that designed and manufactured custom-engineered products. From his 15 years in leadership positions with L Brands, Inc. (formerly Limited Brands, Inc.), a multinational apparel and retail company, and Kelly Services, Inc., Mr. Gerber has obtained extensive experience in apparel, retail, leadership, global operations and finance, and his service as a director of various public companies has given him experience with public company governance and related matters.

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2016 PROXY STATEMENT

BLAKE W. KRUEGER Age: 62 Director since: 2006
	Chairman, Chief Executive Officer and President of Wolverine World Wide, Inc.	Board Committees: None	Other Public Directorships: None

Mr. Krueger is Chairman of Wolverine Worldwide, a position he assumed in January 2010, and Chief Executive Officer and President of Wolverine Worldwide, positions he assumed in April 2007. From October 2005 until April 2007, Mr. Krueger served as President and Chief Operating Officer of Wolverine Worldwide. From 2004 to October 2005, he served as Executive Vice President and Secretary of Wolverine Worldwide and President of its Heritage Brands Group. From 2003 to 2004, Mr. Krueger served as Executive Vice President and Secretary of Wolverine Worldwide and President of the Company's Caterpillar Footwear Group. He also previously served as Executive Vice President, General Counsel and Secretary of Wolverine Worldwide with various responsibilities including the human resources, retail, business development, accessory licensing, mergers and acquisitions, and legal areas. Mr. Krueger serves as a director of Bissell Homecare, Inc., a privately-held company and leading marketer of floor care appliances. Mr. Krueger's more than 15 years in senior leadership roles with the Company have provided him expertise in footwear and apparel, retail, global operations and finance, and his board experience at the Company and Professionals Direct, Inc., a then publicly traded insurance company, has given him extensive experience with public company governance and related matters.

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2016 PROXY STATEMENT

NICHOLAS T. LONG Age: 57 Director since: 2011
	Retired Chief Executive Officer of MillerCoors LLC	Board Committees: Compensation Governance	Other Public Directorships: None

From 2011 until his retirement in 2015, Mr. Long served as Chief Executive Officer of MillerCoors LLC ("MillerCoors"), a joint venture between two publicly traded beverage companies. From 2008 to 2011, Mr. Long served as President and Chief Commercial Officer of MillerCoors. From 2007 to 2008, Mr. Long served as Chief Executive Officer of Miller Brewing Company, a beverage company, and he served as Chief Marketing Officer of Miller Brewing Company from 2005 to 2007. Prior to joining Miller Brewing Company, Mr. Long spent 17 years in various senior leadership positions at The Coca-Cola Company, a beverage company, including Vice President of Strategic Marketing, Global Brands, Vice President Strategic Marketing Research and Trends, President of Coca-Cola's Great Britain and Ireland Division and President of the Northwest Europe Division. Through his more than 20 years in senior positions at category-leading, branded companies, Mr. Long has developed marketing and global operations expertise.

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2016 PROXY STATEMENT

MICHAEL A. VOLKEMA Age: 60 Director since: 2005
	Chairman of Herman Miller, Inc.	Board Committees: Audit Governance	Other Public Directorships: Herman Miller, Inc.

Mr. Volkema has been Chairman of Herman Miller, Inc., a publicly traded multinational furniture manufacturer, since 2000. Mr. Volkema became President and Chief Executive Officer of Herman Miller in 1995 and held those positions until 2003 and 2004, respectively. Mr. Volkema has extensive experience on public company boards, including 15 years as Chairman of the Board at Herman Miller, Inc., and including service on the compensation and audit committees of boards of publicly traded companies. Mr. Volkema also is a director at Milliken & Company, a privately held, innovation-based company serving the textile, chemical, and floor covering markets. Mr. Volkema has obtained leadership and global operations expertise from his more than 20 years in senior leadership positions with Herman Miller, Inc. Mr. Volkema also has public company governance and related experience from his extensive service on public company boards.

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2016 PROXY STATEMENT

Directors with Terms Expiring in 2018

ROXANE DIVOL Age: 43 Director since: October 2014
Senior Vice President and General Manager, Website Security for Symantec Corporation	Board Committees: Audit	Other Public Directorships: None

Ms. Divol is Senior Vice President and General Manager, Website Security, for Symantec Corporation, a global leader in information, security, backup and availability solutions, including Norton security products. From 2014 to January 2016, Ms. Divol was Senior Vice President and General Manager, Trust Services, for Symantec Corporation and from 2013 to 2014, Ms. Divol was Senior Vice President of Alliances with Symantec. Ms. Divol joined Symantec from McKinsey & Company, a global management consulting firm, where she was a partner in its San Francisco office and led the West Coast marketing and sales practice, with a focus on marketing return on investment and marketing transformation. Ms. Divol's experience with Symantec Corporation and McKinsey & Company provides her with expertise in leadership, global operations and information technology, which the Board believes are critical areas in the Company's long-term strategic plans.

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2016 PROXY STATEMENT

JOSEPH R. GROMEK Age: 69 Director since: 2008
	Retired President, Chief Executive Officer and a Director of The Warnaco Group, Inc.	Board Committees: Compensation (Chair) Governance	Other Public Directorships: Guess?, Inc. The Children's Place Retail Stores, Inc. Tumi, Inc.

From 2003 until his retirement in 2012, Mr. Gromek served as President, Chief Executive Officer and a director of The Warnaco Group, Inc., a publicly traded company. Mr. Gromek also served as Chief Executive Officer of Brooks Brothers, Inc. from 1995 until 2002. He is currently the Chairman of the Board of Tumi, Inc., a publicly traded company featuring a leading global brand of premium travel, business and lifestyle products and accessories, and serves as a director of Guess?, Inc., an apparel wholesaler and retailer, and The Children's Place Retail Stores, Inc., a children's clothing retailer. Mr. Gromek is also a director of Stanley M. Proctor Company, a privately held company. Having served for more than 40 years in the retail and apparel industries, including 30 years managing and marketing apparel brands and a collective 15 years as the chief executive officer of two leading, multi-national apparel companies, Mr. Gromek has expertise in apparel, retail and global operations. His service as a senior executive and director at various public companies has given him extensive leadership experience and experience in public company governance and related matters.

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2016 PROXY STATEMENT

BRENDA J. LAUDERBACK Age: 65 Director since: 2003
	Retired President of the Wholesale and Retail Group of Nine West Group, Inc.	Board Committees: Audit Governance (Chair)	Other Public Directorships: Denny's Corporation Select Comfort Corporation

From 1995 until her retirement in 1998, Ms. Lauderback was President of the Wholesale and Retail Group of Nine West Group,  Inc., a footwear wholesaler and distributor. She previously was the President of the Wholesale Division of U.S. Shoe Corporation, a footwear manufacturer and distributor, a position that included responsibility for offices in China, Italy and Spain, and she was a Vice President/General Merchandise Manager of Dayton Hudson Corporation (now Target Corporation), a retail company. During the preceding five years, Ms. Lauderback also was, but no longer is, a director of Big Lots,  Inc., a retail company. Ms. Lauderback has more than 25 years of experience in the retail industry, with more than 20 years in the footwear, apparel, and accessories industries. In particular, senior leadership positions have provided her with strong footwear, apparel and retail expertise. With her service on publicly traded company boards, including Denny's Corporation, a restaurant company, and Select Comfort Corporation, a bed manufacturer and retailer, and as a director of Wolverine Worldwide, she also has extensive experience with public company governance and related matters.

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Corporate Governance

As part of an annual self-assessment, each director evaluates the performance of the Board, and any committee on which he or she serves, across a number of dimensions. Mr. Kollat, as the Lead Director working with the Governance Committee, reviews the Board self-assessment with directors following the end of each fiscal year. Committee Chairpersons review the committee self-assessments with their respective committee members and discuss them with the Board. In addition, the Governance Committee, working with the Lead Director, develops and implements guidelines for evaluating all directors standing for nomination and re-election.

The Corporate Governance Guidelines (including the Director Independence Standards), the Charter for each Board standing committee (Audit, Compensation and Governance), the Company's Certificate of Incorporation, By-Laws, Code of Business Conduct, and its Accounting and Finance Code of Ethics all are available on the Wolverine Worldwide website at:

http://www.wolverineworldwide.com/investor-relations/corporate-governance/

The Board and applicable committees annually review these and other key governance documents.

RISK OVERSIGHT

The Board oversees the Company's risk management and mitigation activities through presentations by and discussions with the CEO, Chief Financial Officer ("CFO"), General Counsel, brand and department leaders and other members of management. The Vice President of Internal Audit and Risk Compliance coordinates management's day-to-day risk management and mitigation efforts, and reports directly to the Audit Committee. The Vice President of Internal Audit and Risk Compliance reviews with the Audit Committee periodically, and with the full Board annually, management's related assessment and mitigation strategies. In addition to the above processes, the Board has delegated the following risk management and mitigation oversight responsibilities to its standing committees, which meet regularly to review and discuss risk topics and then report to the Board:

  •
  The Audit Committee reviews the Company's approach to risk management generally. The Committee also oversees the Company's risk policies and processes relating to its financial statements and financial reporting processes, credit risks, and liquidity risks, as well as the Company's management of risks related to cybersecurity. The Committee discusses with management and the independent auditors significant risks or exposures and the steps taken by management to resolve them.
  •
  The Compensation Committee monitors the risks associated with management resources; organization structure; succession planning, hiring, development and retention processes; and it reviews and evaluates risks associated with the Company's compensation structure.

  •
  The Governance Committee oversees risks related to the Company's governance structure and processes and potential risks arising from related person transactions.

RISK CONSIDERATIONS IN COMPENSATION PROGRAMS

The Company reviewed its compensation policies and practices to assess whether they are reasonably likely to have a material adverse effect on the Company. As part of this review, the Company compiled information about the Company's incentive plans, including reviewing the Company's compensation philosophy, evaluating key incentive plan design features and reviewing historic payout levels and pay mix. With assistance from Company management and its independent compensation consultant, the Compensation Committee reviewed the executive compensation program, and managers from the Company's human resources and legal departments reviewed the non-executive compensation programs.

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BOARD LEADERSHIP

The Company's CEO currently also serves as the Chairman of the Board. Since 1993, the Company has had an independent Lead Director who functions in many ways similar to an independent Chairman. This long-established structure provides the Board with independent oversight of the CEO's leadership. The Board considers the appropriate leadership structure, including whether to separate the roles of Chairman and CEO, based upon the Board and Company's then-current circumstances. The Board believes that separating the Chairman and CEO roles at this time would add unnecessary complexity to the organization structure without adding materially to the Board's independent oversight of the CEO function.

The Company's independent directors annually select an independent Lead Director. As outlined in the Corporate Governance Guidelines, the principal duties of the Lead Director include:

  •
  Reviewing and approving the agendas and scheduling for Board and committee meetings

  •
  Reviewing and approving information and meeting materials sent to the Board

  •
  Presiding over executive sessions and having the authority to call executive sessions
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  Serving, as necessary, as a liaison between the Chairman and the independent directors

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  Presiding over Board meetings in the absence of the Chairman

  •
  Being available for consultation and communication with stockholders, as appropriate

DIRECTOR INDEPENDENCE

The Board annually assesses the independence of all directors. To qualify as "independent," the Board must affirmatively determine that the director is independent under the Company's Director Independence Standards, which are modeled after the listing standards of the NYSE. Under NYSE listing standards, the Board has determined that 10 of the Company's 11 directors are independent. Only Mr. Krueger, the Company's CEO, is not independent. All of the Board's committees are comprised entirely of independent directors. The independent directors generally meet in executive session at each regularly scheduled meeting.

The Director Independence Standards define an "Independent Director" as a director who the Board determines otherwise has no material relationship with the Company (either directly or as a partner, stockholder or officer of an organization that has a relationship with the Company), and who:

Name	Management	Non-Management	Independent
Boromisa		X	X

Boswell		X	X

Divol		X	X

Gerber		X	X

Gromek		X	X

Kollat		X	X

Krueger	X

Lauderback		X	X

Long		X	X

O'Donovan		X	X

Volkema		X	X

  •
  Is not, and in the past three years has not been, an employee of the Company

  •
  Does not have, and has not had within the last three years, an immediate family member employed as an executive officer of the Company

  •
  Has not received, and has not had an immediate family member receive during any 12-month period within the last three years, any direct compensation from the Company in excess of $120,000 (other than compensation for Board service; compensation received by the director for former service as an interim Chairman, CEO or other executive officer; compensation received by the director's immediate family member for service as a non-executive employee; or pension and other forms of deferred compensation for prior service if such compensation is not contingent in any way on continued service)

  •
  Is not a current employee or partner of a firm that is the Company's internal or external auditor
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  •
  Has not been, and has not had an immediate family member who has been within the last three years, a partner or employee of the Company's internal or external auditor and personally worked on the Company's audit within that time

  •
  Has not had an immediate family member who is (i) a current partner of the Company's internal or external auditor, or (ii) a current employee of the Company's internal or external auditor who personally works on the Company's audit

  •
  Is not, and has not been within the last three years, part of an interlocking directorate in which a current executive officer of Wolverine Worldwide serves or served on the compensation committee of another company where the director or the director's immediate family member concurrently serves or served as an executive officer

  •
  Is not an employee of, and does not have an immediate family member who is an executive officer of, another company that has made payments to, or received payments from, Wolverine Worldwide for property or services in an amount which, in any of the last three fiscal years, exceeds the greater of $1,000,000 or 2% of the other company's consolidated gross revenues, or

  •
  Has not had any other direct or indirect relationship with Wolverine Worldwide that the Board determines is material

"Immediate Family Member" is defined as spouses, parents, children, siblings, in-laws, and any person (other than domestic employees) sharing the household of any director, nominee for director, executive officer, or significant stockholder of a company.

BOARD COMMITTEES

The following table identifies the current members of the Board and its standing committees and the number of meetings the Board and each committee held in 2015.

BOARD OF DIRECTORS (6 Meetings)
Audit Committee	Compensation Committee	Governance Committee
(9 Meetings)	(9 Meetings)	(4 Meetings)
Gerber (Chair) Boromisa Divol Lauderback Volkema	Gromek (Chair) Boromisa Gerber Long	Lauderback (Chair) Boswell Gromek Long Volkema

Audit Committee

The Board has determined that each Audit Committee member is "independent" as defined by NYSE listing standards and the Sarbanes-Oxley Act of 2002, as applicable to audit committee members, and satisfies the NYSE "financial literacy" requirement. In addition, the Board has determined that Mr. Boromisa and Mr. Gerber are "audit committee financial experts" under Securities and Exchange Commission ("SEC") rules.

The charter of the Audit Committee is published on the Company's website at http://www.wolverineworldwide.com/investor-relations/corporate-governance/ and lists all the Audit Committee's duties and responsibilities. In accordance with its charter, the Audit Committee:

  •
  Represents and assists the Board in fulfilling its oversight responsibility regarding the Company's financial statements and the financial reporting process, the Company's internal control over financial reporting, the performance of the internal audit function and the independent auditors, the qualifications and independence of the independent auditors, the annual independent audit of the Company's financial statements and internal control over financial reporting, the Company's compliance with legal and regulatory requirements, and the Company's policies and systems with respect to risk assessment and risk management

  •
  Appoints, retains, compensates, oversees, evaluates and, if appropriate, terminates the independent auditors
Wolverine Worldwide Notice of 2016 Annual Meeting of Stockholders and Proxy Statement	| Page 19

  •
  Approves in advance all audit and permissible non-audit services to be provided by the independent auditors and establishes policies and procedures for the engagement of the independent auditors to provide audit and permissible non-audit services; annually obtains and reviews the independent auditors' internal quality control report and other reports required by applicable rules, regulations and standards

  •
  Annually obtains and reviews the independent auditors' report regarding the auditors' independence

  •
  Annually reviews and assesses auditor objectivity and independence

  •
  Annually reviews and assesses the performance and effectiveness of the independent auditors and the Company's internal audit function

  •
  Discusses with the internal audit staff and the independent auditors the overall scope and plans for their respective audits

  •
  Receives, reviews and discusses reports from management, the finance and internal audit staff and the independent auditors regarding the adequacy and effectiveness of the Company's internal control over financial reporting

  •
  Receives, reviews and discusses reports from management regarding the adequacy and effectiveness of the Company's disclosure controls and procedures

  •
  Reviews and discusses the Company's policies and processes with respect to risk assessment and risk management and discusses with management and the independent auditors significant risks or exposures and steps taken by management to mitigate them; oversees the Company's risk policies and processes relating to its financial statements and financial reporting processes, credit risks and liquidity risks

  •
  Oversees the Company's management of risks related to cybersecurity

  •
  Meets separately, periodically with management, internal audit staff, the independent auditors and the General Counsel

  •
  Reviews with the independent auditors any audit problems or difficulties and management's response

  •
  Reviews and discusses with the independent auditors matters required to be discussed by the independent auditors under Accounting Standard No. 16, as adopted by the Public Company Accounting Oversight Board and amended from time to time
  •
  Meets to review with management and the Company's independent auditors the Company's interim financial statements and annual audited financial statements, including disclosures in Management's Discussion and Analysis of Financial Condition and Results of Operations, that are included in the Company's Quarterly Reports on Form 10-Q and Annual Reports on Form 10-K

  •
  Recommends to the Board whether the Company's audited financial statements should be included in the Company's Annual Report on Form 10-K

  •
  Establishes and oversees procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls, auditing or federal securities law matters, and for the confidential, anonymous submission by the Company's employees of concerns regarding questionable accounting, auditing or federal securities law matters

  •
  Reviews and discusses with management and the independent auditors the Company's earnings press releases and financial information and earnings guidance provided by the Company to analysts and rating agencies

  •
  Oversees the preparation of the audit committee report required by the SEC rules to be included in the Company's proxy statement for the annual meeting of stockholders

  •
  Establishes the Company's hiring policies for employees and former employees of the independent auditors

  •
  Engages consultants and advisors at the expense of the Company to assist the Committee as it deems necessary in the performance of its functions

  •
  Oversees the Company's legal and regulatory compliance systems and reviews the Company's codes of conduct and programs to monitor compliance with such codes

  •
  At least annually receives a report on the Company's compliance programs, and reviews and discusses the implementation and effectiveness of the Company's compliance programs with the General Counsel, who has the authority to communicate promptly and directly to the Audit Committee and the Board about reports that involve actual and alleged violations of law or the Company's codes of conduct

  •
  Conducts and discusses with the Board an annual performance evaluation of the Committee, including the Committee's adherence to its charter
Page 20 |	Wolverine Worldwide Notice of 2016 Annual Meeting of Stockholders and Proxy Statement

2016 PROXY STATEMENT

Compensation Committee

The Board has determined that each Compensation Committee member is "independent" as defined by NYSE listing standards, as applicable to compensation committee members.

The charter of the Compensation Committee is published on the Company's website at http://www.wolverineworldwide.com/investor-relations/corporate-governance/ and lists all the Compensation Committee's duties and responsibilities. In accordance with its charter, the Compensation Committee:

  •
  Assists the Board in fulfilling its responsibilities relating to executive compensation and the Company's compensation and benefit programs and policies

  •
  Oversees the overall compensation structure, policies and programs, including whether the compensation structure establishes appropriate incentives for management and employees

  •
  Oversees the Company's management of risks relating to management resources, organization structure, and succession planning, hiring, development and retention processes, as well as those relating to the Company's compensation structure, policies and programs

  •
  Administers and makes recommendations with respect to incentive compensation plans, including stock incentive plans

  •
  Assesses the results of the Company's most recent advisory vote on executive compensation

  •
  Reviews and approves corporate and personal goals and objectives relevant to CEO compensation, evaluates the performance of the CEO in light of these goals and objectives, and, together with the other independent directors, approves the compensation of the CEO based on the evaluation

  •
  Discusses with the CEO the performance of other executives on the CEO's management team as well as certain brand presidents as it deems appropriate (together with the CEO, the "Executives")

  •
  Reviews the compensation of Executives, and reviews and approves the compensation of Executives who report directly to the CEO

  •
  Reviews and approves, as appropriate, stock incentive grants and other equity compensation to Executives, including the terms and conditions of any such compensation

  •
  Reviews and discusses with management the Company's Compensation Discussion and Analysis and related disclosures required by the SEC rules and recommends to the

    Board whether such disclosures should be included in the annual report and proxy statement

  •
  Oversees the preparation of the compensation committee report required by the SEC rules to be included in the annual report and proxy statement

  •
  Reviews and approves the design of benefit plans pertaining to Executives

  •
  Reviews and recommends employment agreements and severance arrangements for the CEO, including change in control provisions, plans or agreements

  •
  Reviews and approves employment agreements and severance agreements for Executives other than the CEO, including change in control provisions, plans or agreements

  •
  Establishes stock ownership guidelines for directors, Executives and other appropriate employees and monitors compliance with the guidelines

  •
  Considers and recommends to the Board the frequency of the Company's advisory vote on executive compensation

  •
  Engages consultants and advisors at the expense of the Company to assist the Committee as it deems necessary in the performance of its functions

  •
  Appoints, determines compensation for and oversees the work of any consultants and advisors retained by the Committee and oversees compliance with any applicable requirements relating to the independence of such consultants or advisors

  •
  At least annually, assesses whether the work of compensation consultants involved in determining or recommending executive or director compensation has raised any conflict of interest that is required to be disclosed in the Company's annual report and proxy statement

  •
  Conducts and discusses with the Board an annual performance evaluation of the Committee, including the Committee's adherence to its charter
Wolverine Worldwide Notice of 2016 Annual Meeting of Stockholders and Proxy Statement	| Page 21

2016 PROXY STATEMENT

Governance Committee

The Board has determined that each Governance Committee member is "independent" as defined by NYSE listing standards.

The charter of the Governance Committee is published on the Company's website at http://www.wolverineworldwide.com/investor-relations/corporate-governance/ and lists all the Governance Committee's duties and responsibilities. In accordance with its charter, the Governance Committee:

  •
  Assists the Board in fulfilling its responsibilities on matters and issues related to the Company's corporate governance practices

  •
  In conjunction with the Board, establishes qualification standards for membership on the Board and its committees

  •
  Leads the search for individuals qualified to become members of the Board and reviews the qualifications of candidates for election to the Board

  •
  Establishes procedures for the consideration of candidates for election to the Board recommended for the Committee's consideration by the Company's stockholders

  •
  Recommends to the Board the Company's nominees for election or reelection by the stockholders at the annual meeting, and to fill vacancies and newly created directorships on the Board

  •
  Recommends to the Board qualified individuals to serve as committee members and chairpersons on the various Board committees

  •
  Develops and recommends to the Board corporate governance guidelines, reviews the guidelines on an annual basis, and recommends any changes to the guidelines as necessary

  •
  Periodically reviews the Board's leadership structure as part of the succession planning process and recommends changes to the Board as appropriate, and makes recommendations to the independent directors regarding the appointment of the Lead Director

  •
  Develops and recommends to the Board guidelines, in accordance with applicable rules and regulations, to be applied when assessing the independence of directors
  •
  Reviews related person transactions, as defined in applicable SEC rules, and establishes policies and procedures for the review, approval and ratification of related person transactions

  •
  Oversees the Company's management of risks related to the Company's governance structure and related person transactions

  •
  Annually reviews the compensation of directors for service on the Board and committees and makes recommendations to the Board regarding such compensation

  •
  Annually reviews and makes recommendations to the Board concerning the structure, composition and functioning of the Board and its committees and recommends to the Board directors to serve as committee members and chairpersons

  •
  Reviews and recommends to the Board retirement and other tenure policies for directors

  •
  Reviews directorships in other public companies held by or offered to directors and Company employees

  •
  Develops and recommends to the Board for its approval an annual self-evaluation process for the Board and its committees, and oversees the evaluation process

  •
  Engages consultants and advisors at the expense of the Company to assist the Committee as it deems necessary in the performance of its functions

  •
  Conducts and discusses with the Board an annual performance evaluation of the Committee, including the Committee's adherence to its charter
Page 22 |	Wolverine Worldwide Notice of 2016 Annual Meeting of Stockholders and Proxy Statement

2016 PROXY STATEMENT

CODE OF BUSINESS CONDUCT AND ACCOUNTING AND FINANCE CODE OF ETHICS

The Board has adopted a Code of Business Conduct for the Company's directors, officers and employees. The Board also has adopted an Accounting and Finance Code of Ethics ("Accounting and Finance Code") that focuses on the financial reporting process and applies to the Company's CEO, CFO and Corporate Controller.

The Company will disclose amendments to or waivers from its Code of Business Conduct affecting directors or executive officers and amendments to or waivers from its Accounting and Finance Code, on its website at: www.wolverineworldwide.com/investor-relations/corporate-governance/

STOCKHOLDER COMMUNICATIONS POLICY

Stockholders and other interested parties may send correspondence to the Board, the non-employee directors as a group, a specific Board committee or an individual director (including the Lead Director).

The General Counsel will provide a summary and copies of all correspondence (other than solicitations for services, products or publications) as applicable at each regularly scheduled meeting.

Communications may be sent:

    •
    By emailing through various links provided on Wolverine Worldwide's website at: www.wolverineworldwide.com/investor-relations/corporate-governance/

    •
    By regular mail c/o General Counsel and Secretary, Wolverine World Wide, Inc., 9341 Courtland Drive, N.E., Rockford, Michigan 49351

The General Counsel will alert individual directors to items which warrant a prompt response from the individual director prior to the next regularly scheduled meeting. Items warranting a prompt response, but not addressed to a specific director, will be routed to the applicable Committee Chairperson.

Wolverine Worldwide Notice of 2016 Annual Meeting of Stockholders and Proxy Statement	| Page 23

2016 PROXY STATEMENT

Non-Employee Director Compensation in Fiscal Year 2015

The Company's non-employee director compensation philosophy is to pay compensation competitive with compensation paid by companies of similar size, in similar industries and with whom Wolverine Worldwide competes for director candidates. The Governance Committee, with input from management and from the Compensation Committee's independent compensation consultant, reviewed director compensation and compared it to market data, including a comparison to director compensation data for the Company's Peer Group, as defined on page 37. The following table provides information concerning the compensation of the Company's non-employee directors for fiscal year 2015. Mr. Krueger receives compensation for his services as the Company's CEO and President, but does not receive any additional compensation for his service as a director.

	Fees Paid in Cash		Cash Amounts Voluntarily Deferred		Cash Amounts Deferred Through Annual Equity Retainers		Fees Earned or Paid in Cash[1]		Option Awards[2]		Total
Boromisa	$97,000	+	-	+	$70,000	=	$167,000	+	$50,192	=	$217,192

Boswell	$76,000	+	-	+	$70,000	=	$146,000	+	$50,192	=	$196,192

Divol	$19,375	+	$58,125	+	$70,000	=	$147,500	+	$50,192	=	$197,692

Gerber	$111,000	+	-	+	$70,000	=	$181,000	+	$50,192	=	$231,192

Gromek	-	+	$109,000	+	$70,000	=	$179,000	+	$50,192	=	$229,192

Kollat	$130,000	+	-	+	$92,000	=	$222,000	+	$63,242	=	$285,242

Lauderback	$84,000	+	$28,000	+	$70,000	=	$182,000	+	$50,192	=	$232,192

Long	$94,000	+	-	+	$70,000	=	$164,000	+	$50,192	=	$214,192

O'Donovan	$70,000	+	-	+	$70,000	=	$140,000	+	$50,192	=	$190,192

Volkema	-	+	$95,500	+	$70,000	=	$165,500	+	$50,192	=	$215,692

1
Represents cash payments received or deferred by directors for fiscal year 2015. Directors may defer director fees and receive stock units pursuant to the Deferred Compensation Plan (as defined below). The table shows the Fees Earned or Paid in Cash separated into Fees Paid in Cash, Cash Amounts Voluntarily Deferred, and Cash Amounts Deferred Through Annual Equity Retainers (required as part of the compensation program for directors) that will be paid out in stock.
2
Represents the aggregate grant date fair value of stock options granted to non-employee directors in fiscal year 2015, calculated in accordance with Accounting Standard Codification ("ASC") Topic 718. The chart below lists the aggregate outstanding option awards held by non-employee directors at the end of fiscal year 2015. For valuation assumptions, see the Stock-Based Compensation footnote to Wolverine Worldwide's Consolidated Financial Statements for fiscal year 2015.

Name	Option Awards Outstanding at January 2, 2016 (#)	Name	Option Awards Outstanding at January 2, 2016 (#)
Boromisa	77,701	Kollat	76,415

Boswell	22,790	Lauderback	52,467

Divol	18,057	Long	38,697

Gerber	52,081	O'Donovan	56,229

Gromek	68,847	Volkema	33,381

Page 24 |	Wolverine Worldwide Notice of 2016 Annual Meeting of Stockholders and Proxy Statement

2016 PROXY STATEMENT

The following table shows the non-employee director compensation program for 2015:

	Compensation Plan for 2015

Component	Cash	Options	Stock Units
Newly Appointed or Elected Director	$0	Number of options equal to $65,000, determined using the Black-Scholes method.

Annual Director Fee	$70,000	Number of options equal to $50,000, determined using the Black-Scholes method.[1]	Number of stock units with a value equal to $70,000, determined by dividing the dollar amount by the closing market price of the Company's common stock on the grant date.[2] Units are credited to the Amended and Restated Outside Directors' Deferred Compensation Plan.

Audit Committee Annual Fee	$15,000

Audit Committee Chairperson Annual Fee	$20,000

Compensation Committee Annual Fee	$12,000

Compensation Committee Chairperson Annual Fee	$15,000

Governance Committee Annual Fee	$12,000

Governance Committee Chairperson Annual Fee	$15,000

Lead Director Annual Fee	In lieu of the standard Annual Director Fee, the Lead Director was paid a Cash Retainer of $130,000.	In lieu of the standard stock option grant, the Lead Director received a quantity of stock options equal to $63,000, calculated in the same manner as the standard grant.[1]	In lieu of the standard stock unit grant, the Lead Director received stock units with a value equal to $92,000, calculated and credited in the same manner as the standard grant.[2]

1
For fiscal year 2015, Messrs. Boromisa, Gerber, Gromek, Long, O'Donovan and Volkema and Mses. Boswell, Divol and Lauderback each received 6,850 options (8,631 for Mr. Kollat) granted in April 2015 under the Stock Incentive Plan of 2013. The exercise price of options granted is equal to the closing market price of Wolverine Worldwide's common stock on the date of grant.
2
For fiscal year 2015, one grant was made on the first business day of each calendar quarter. For fiscal year 2015, the Company credited each of Messrs. Boromisa, Gerber, Gromek, Long, O'Donovan and Volkema and Mses. Boswell, Divol and Lauderback with an aggregate of 2,553 stock units and credited Mr. Kollat with an aggregate of 3,356 stock units. Stock units are fully vested on the grant date and are credited under the Amended and Restated Outside Directors' Deferred Compensation Plan (described below).

The Company also:

  •
  Pays director expenses associated with Board and committee meetings, other Company functions, and industry functions

  •
  Pays spouse travel expenses associated with certain meetings

  •
  Reimburses directors for some expenses relating to director education
  •
  Provides samples of its products that have nominal value

  •
  Provides office space and administrative assistance to directors who visit Company locations

Deferred Compensation Plan.    The Company's Amended and Restated Outside Directors' Deferred Compensation Plan (the "Deferred Compensation Plan") is a supplemental nonqualified deferred compensation plan for non-employee directors. A separate non-employee director deferred compensation plan applies to benefits accrued under that plan before January 1, 2005. The Deferred Compensation Plan permits all non-employee directors to voluntarily defer, at their option, 25%, 50%, 75% or 100% of their director fees. The Company establishes a book account for each non-employee director and credits the director's account with the annual equity retainer amount as described above and with a number of stock units equal to the amounts voluntarily deferred, each divided by the closing market price of common stock on the payment/deferral date. The Company also credits director accounts with dividend equivalents on amounts previously

Wolverine Worldwide Notice of 2016 Annual Meeting of Stockholders and Proxy Statement	| Page 25

2016 PROXY STATEMENT

deferred in the form of additional stock units. The amounts credited to director accounts are treated as if invested in Wolverine Worldwide common stock.

Upon a director's termination of service, or such later date as a director selects, the Company distributes the stock units in the director's book account in shares of Wolverine World Wide, Inc. common stock in either a single, lump-sum distribution or annual installment distributions over a period of up to 20 years (10 years under the plan for benefits accrued before January 1, 2005). The Company converts each stock unit to one share of Wolverine Worldwide common stock.

Upon a "change in control," the Company distributes to the director, in a single, lump-sum distribution, Wolverine World Wide, Inc. common stock in a number of shares equal to the stock units credited to a director's book account. The Deferred Compensation Plan defines "change in control" as any of the following:

  •
  The acquisition by any person, or by more than one person acting as a group, of more than 50% of either (i) the then outstanding shares of common stock of Wolverine Worldwide or (ii) the total fair market value of Wolverine Worldwide

  •
  The acquisition by any person, or more than one person acting as a group, during the 12-month period from and including the date of the most recent acquisition, of ownership of 30% or more of the outstanding common stock of Wolverine Worldwide
  •
  The replacement of a majority of the individuals who constitute the Board during any 12-month period by directors whose appointment or election is not endorsed by a majority of the directors prior to the date of the appointment or election

  •
  The acquisition, during any 12-month period ending on the date of the most recent acquisition, by any person of assets from Wolverine Worldwide having a gross fair market value of at least 40% of the gross fair market value of all the assets of Wolverine Worldwide immediately before the acquisition

NON-EMPLOYEE DIRECTOR STOCK OWNERSHIP GUIDELINES

Each non-employee director must attain (and maintain) a minimum stock ownership level (including owned shares, the in-the-money value of stock options, and stock units under the Directors' Deferred Compensation Plan) equal to six times the non-employee director annual cash retainer prior to being able to gift or sell any Company stock. During 2015, all non-employee directors were in compliance with these guidelines.

Page 26 |	Wolverine Worldwide Notice of 2016 Annual Meeting of Stockholders and Proxy Statement

2016 PROXY STATEMENT

Securities Ownership of Officers and Directors and Certain Beneficial Owners

FIVE PERCENT STOCKHOLDERS

The following table sets forth information about those holders known by Wolverine Worldwide to be the beneficial owners of more than five percent of Wolverine Worldwide's outstanding shares of common stock as of March 1, 2016:

Amount and Nature of Beneficial Ownership of Common Stock
Name and Address of Beneficial Owner	Sole Voting Power	Sole Investment Power	Shared Voting Power	Shared Investment Power	Total Beneficial Ownership	Percent of Class[4]

BlackRock, Inc.[1] 40 East 52nd Street New York, NY 10022	9,350,178	9,574,726	-	-	9,574,726	9.6%

Janus Capital Management LLC[2] 151 Detroit Street Denver, CO 80206	9,701,041	9,701,041	1,972,887	1,972,887	11,678,918	11.7%

The Vanguard Group, Inc.[3] 100 Vanguard Boulevard Malvern, PA 19355	226,755	7,321,438	6,100	226,655	7,548,093	7.6%

1
Based solely on information set forth in a Schedule 13G/A filed on January 27, 2016. The Schedule 13G/A indicates that BlackRock, Inc. beneficially owns, in the aggregate, 9,574,726 shares of Wolverine Worldwide common stock.
2
Based solely on information set forth in a Schedule 13G/A filed on February 16, 2016. The Schedule 13G/A indicates that Janus Capital Management LLC, beneficially owns, in the aggregate, 11,678,918 shares of Wolverine Worldwide common stock.
3
Based solely on information set forth in a Schedule 13G/A filed on February 11, 2016. The Schedule 13G/A indicates that The Vanguard Group, Inc., beneficially owns, in the aggregate, 7,548,093 shares of Wolverine Worldwide common stock.
4
Based on 99,858,594 shares outstanding as of March 1, 2016.
Wolverine Worldwide Notice of 2016 Annual Meeting of Stockholders and Proxy Statement	| Page 27

2016 PROXY STATEMENT

STOCK OWNERSHIP BY MANAGEMENT AND OTHERS

The following table sets forth the number of shares of common stock beneficially owned as of March 1, 2016, by each of the Company's directors and named executive officers and all of the Company's directors and executive officers as a group:

	Amount and Nature of Beneficial Ownership of Common Stock[1]
	Sole Voting and/or Investment Power[2]	Shared Voting or Investment Power[3]	Stock Options[4]	Total Beneficial Ownership[4]	Percent of Class[5]
Jeffrey M. Boromisa	-	6,500	77,701	84,201	*

Gina R. Boswell	-	-	22,790	22,790	*

Roxane Divol	-	-	18,057	18,057	*

James A. Gabel	1,279	-	5,669	5,669	*

William K. Gerber	10,000	-	52,081	62,081	*

Donald T. Grimes	19,313	-	-	19,313	*

Joseph R. Gromek	35,000	-	68,847	103,847	*

Michael Jeppesen	191,885	-	71,399	263,284	*

David T. Kollat	215,344	-	76,415	291,759	*

Blake W. Krueger	1,670,111	43,338	688,880	2,402,329	2.36%

Brenda J. Lauderback	10,200	-	52,467	62,667	*

Nicholas T. Long	-	-	38,697	38,697	*

Timothy J. O'Donovan	611,621	-	56,229	667,850	*

Andrew Simister	1,434	-	5,669	5,669	*

Michael D. Stornant	156,431	-	110,593	267,024	*

Michael A. Volkema	10,000	-	33,381	43,381	*

James D. Zwiers	255,774	115,144	239,629	610,547	*

All directors and executive officers as a group (17 people)	3,624,390	164,982	1,847,471	5,636,843	5.54%

    *
    Represents beneficial ownership of less than 1%.

    1
    The numbers of shares stated are based on information provided by each person listed and include shares personally owned of record and shares that, under applicable regulations, are considered to be otherwise beneficially owned.
    2
    These numbers include restricted shares and performance shares held, which are subject to forfeiture if the terms of the award are not satisfied.
    3
    These numbers include shares over which the listed person is legally entitled to share voting or investment power by reason of joint ownership, trust or other contract or property right and shares held by spouses, children or other relatives over whom the listed person may have influence by reason of such relationship.
    4
    The numbers represent shares that may be acquired within 60 days after March 1, 2016, by the exercise of stock options granted under Wolverine's various stock option plans. These numbers are also included in the Total Beneficial Ownership column.
    5
    The table does not include the following restricted stock units (which are converted to shares of common stock after retirement) owned by non-employee directors as of March 1, 2016: Boromisa 54,884; Boswell 6,007; Divol 6,763; Gerber 24,382; Gromek 60,061; Kollat 72,664; Lauderback 43,669; Long 13,124; O'Donovan 17,211; and Volkema 39,331.
    6
    As of March 1, 2016, based on 99,858,594 shares outstanding on that date plus the number of stock options exercisable by the specified person(s) within 60 days of March 1, 2016, as indicated in the "Stock Options" column.
Page 28 |	Wolverine Worldwide Notice of 2016 Annual Meeting of Stockholders and Proxy Statement

2016 PROXY STATEMENT

Compensation Discussion and Analysis

The Company's Compensation Discussion and Analysis ("CD&A") provides an overview and analysis of Wolverine Worldwide's executive compensation program and policies, the material compensation decisions made with respect to fiscal year 2015 compensation, and the material factors considered in making those decisions. The CD&A refers only to the compensation of Wolverine Worldwide's "named executive officers" ("NEOs") unless noted otherwise. For 2015, the Company's NEOs were:

  Blake W. Krueger, Chairman, Chief Executive Officer and President
  James A. Gabel, Former President, Performance Group (resigned effective February 4, 2016)
  Donald T. Grimes, Former Senior Vice President, Chief Financial Officer and Treasurer (resigned effective June 12, 2015)
  Michael Jeppesen, President, Global Operations Group
  Andrew Simister, Former President, Lifestyle Group (resigned effective December 18, 2015)
  Michael D. Stornant, Senior Vice President, Chief Financial Officer and Treasurer (effective June 12, 2015)
  James D. Zwiers, President, Wolverine Outdoor & Lifestyle Group

2015 BUSINESS PERFORMANCE AND OUTLOOK

2015 was a challenging year for companies in the retail, footwear, apparel and consumer soft goods industries, as well as companies with significant international footprints. A broad-based slowing of consumer demand, destabilizing geopolitical events, the continued strengthening of the U.S. dollar, and other macroeconomic factors combined to create a volatile consumer retail environment around the world. Our Company was not immune to these headwinds.

Notwithstanding these conditions, the Company delivered healthy business results, including constant currency revenue growth, strong earnings performance, which has long been a strength of the Company, and significant free cash flow, all while continuing to invest in our brands and key strategic priorities. The Company's diverse portfolio of award-winning, heritage brands, our extensive global distribution network, and disciplined approach to execution help position us well, we believe, not just to weather turbulent economic environments, but also to perform well in them. Particular highlights for 2015 include:

  •
  Delivering revenue of $2.69 billion, representing underlying growth of 2.1% when adjusting for foreign exchange, the exit of non-recurring businesses and store closures. On a reported basis, revenue declined 2.5%

  •
  Achieving adjusted diluted earnings per share of $1.45, despite a significant negative impact from foreign exchange and higher pension expense – reported diluted earnings per share were $1.20

  •
  Generating operating free cash flow of $165.5 million, enabling us to reduce net debt by over $50 million

  •
  Returning value to stockholders through $0.24 per share in cash dividends and $93 million in share repurchases

  •
  Investing an incremental $23.4 million in our brands and omnichannel ecommerce initiative

As we look forward, we are excited to continue to execute against our key strategic initiatives and take advantage of the many opportunities we see ahead. Specifically, in 2016, we are focused on:

  •
  Amplifying product innovation to deliver dynamic products that surpass our consumers' expectations
Wolverine Worldwide Notice of 2016 Annual Meeting of Stockholders and Proxy Statement	| Page 29

2016 PROXY STATEMENT

  •
  Drawing even closer to our consumers through enhanced consumer research and injecting resulting insights into every part of our business

  •
  Deepening consumer connections through compelling storytelling and marketing investments

  •
  Strengthening digital, ecommerce and mobile executions to deliver amazing omnichannel experiences to consumers

  •
  Building on our extensive global distribution footprint

  •
  Expanding the lifestyle opportunities for our largest brands

AN ANALYSIS OF CEO COMPENSATION

Overview

Stockholder Outreach

The Board and Compensation Committee (the "Committee") believe that the Company's executive compensation program, particularly for the Chief Executive Officer, should pay for performance. The Company's compensation program has enjoyed considerable support from stockholders through the "Say-on-Pay" vote – receiving 97%, 97%, 98%, 99%, and 99% approval for each year from 2010 to 2014. Given this strong approval, our compensation program for 2015 remained largely the same as in past years while increasing the percentage of CEO compensation that is "at-risk," as more fully described below. Because of the extremely strong support for our compensation program from our stockholders, we did not engage in outreach efforts, or receive any suggestions for improvement, regarding our compensation program.

CEO Compensation

Each February, the Committee recommends (and the Boards sets) target compensation for our CEO for the upcoming year after considering the latest available information, including information provided by the Company's compensation consultant regarding executive compensation trends, total shareholder return ("TSR") performance, and median and average compensation levels paid to other chief executive officers of companies in our comparative Peer Group (defined below), as well as information provided by management on recent Company performance and future outlook. The Committee's goal is to set our CEO's compensation generally in-line with the anticipated market median compensation for that year. This process is inherently imprecise as the comparative information available to the Committee is based on compensation data that often lags the year for which the pay determination is being made by one or two years.

In February 2015, the Committee sought to increase Mr. Krueger's compensation (which had been below median-level compensation of the Peer Group for a number of years despite the Committee's intent to set his pay at a level that would be in-line with market median for such years) to a level it anticipated would approximate the market median of compensation ultimately paid in 2015. Rather than increasing his base salary or annual bonus opportunity, the Board increased his performance share target from 125% of base salary to 200%. In light of this increase, the Board approved one-time performance share "bridge" grants to Mr. Krueger that will vest based on 2015 and 2015-2016 performance, respectively, and increased his target performance share award with respect to the 2015-2017 performance period. These performance grants will only vest to the extent the Company achieves the pre-established performance goals set by the Committee, as describe in more detail below. The bridge grants resulted in a one-time impact on his 2015 compensation as reported in the Summary Compensation Table. Such bridge grants were not repeated in 2016, and the Board did not increase Mr. Krueger's 2016 "target" compensation from the prior year because it believed such level would likely approximate actual 2016 median-level compensation of the Peer Group. At the time the Board determined Mr. Krueger's 2015 compensation, the Company's three-year TSR performance was above the median TSR performance of our Peer Group and was at the median at the end of 2015.

Pay at Risk

As described in more detail under "Compensation Program Overview," the Company's compensation program places a significant portion of the compensation awarded to its NEOs generally, and the CEO in particular, "at-risk" and "variable," i.e., contingent upon the

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2016 PROXY STATEMENT

attainment of various pre-established short and long-term financial goals, and for the performance of the Company's stock price. An example of the Committee's philosophy and compensation program in practice is the decision to effectuate Mr. Krueger's target compensation increase by adjusting his performance share target (including making the bridge grants), rather than just increasing fixed compensation. Such an at-risk pay element is subject to both the attainment of financial goals and the performance of the Company's stock price.

The following graphic shows the percentage of "at-risk" and "variable" target compensation of our CEO and the average of our other currently-employed NEOs:

Given the significant weight the Company's executive compensation program places on at-risk and variable compensation, the compensation realized by our CEO and NEOs can be significantly affected, both positively and negatively, by performance against the various operational and financial performance metrics pre-established by the Committee and by the performance of the Company's stock price. The Board and Committee believe such a compensation program aligns the interests of the CEO and other NEOs with the interests of our stockholders.

Pay for Performance

Because the vast majority of our CEO's pay is at-risk or variable and is dependent on actual Company and stock performance, the Committee finds it useful to look at the estimated value of CEO pay at various points in time. Rather than focusing exclusively on the compensation values required to be reported in the Summary Compensation Table, some of which only reflect, as of the date of grant, the best estimate of future value based on then-anticipated Company performance and then-current Company stock price, the Committee also considers updated valuations based on more recent stock prices and performance assumptions. These updated performance affected values reflect a more current snapshot of CEO compensation as of a particular date and take into account actual Company and stock price performance.

As expected, with a pay-for-performance structure like ours that so heavily weights at-risk and variable compensation our CEO's "performance affected" (as defined below) compensation was significantly negatively affected in 2015 by less-than-desired Company performance and a declining TSR. The following graphic shows (i) "performance affected" compensation for our CEO as of the end of fiscal 2015 (ii) compensation as reflected in the Summary Compensation Table ("SCT"), and (iii) the Company's TSR over the past three fiscal years.

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2016 PROXY STATEMENT

•

The darker-shaded portions of the graphic provide, the Committee believes, a more normalized view of Mr. Krueger's compensation

•

The lighter-shaded portion of the 2014 SCT value represents $5.5 million change in pension value, driven in part by changes in actuarial assumptions

•

The lighter-shaded portions of the 2015 SCT and performance affected values represent the $2.6 million and $1.5 million values, respectively, of the bridge grants

1. "Performance affected" compensation reflects: (a) base salary and annual bonus earned in any given year, consistent with the amounts reflected in the Summary Compensation Table; (b) performance shares granted in any given year, re-valued using both the 2015 fiscal year-end stock price and updated performance assumptions; (c) service-based restricted shares granted in any given year, re-valued using the 2015 fiscal year-end stock price; (d) service-based options granted in any given year, re-valued using an updated Black-Scholes valuation based on the 2015 fiscal year-end stock price and other updated assumptions.

The following graphic shows the impact of the Company's 2015 business and stock price performance on Mr. Krueger's performance affected compensation as of the end of fiscal 2015 compared to his SCT compensation and target compensation for that year and his target compensation for 2016, as well as providing a breakdown of each component:

•

Each at-risk and variable component
of Mr. Krueger's performance
affected pay declined from
target values in 2015,
demonstrating the effect
of the Company's
pay-for-performance philosophy.

•

Mr. Krueger's 2016 target
compensation was not
increased from 2015.

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2016 PROXY STATEMENT

As shown in the above graphic, because the Company's 2015 business and financial performance fell short of initial expectations entering the year, and, given the decline in the Company's stock price during 2015, and the challenging performance targets set by the Committee, the value of Mr. Krueger's at-risk and variable compensation, as measured at the end of 2015, was materially lower than his target compensation and compensation reported in the Summary Compensation Table, including a voluntary reduction of Mr. Krueger's annual cash bonus to a level that approximated only one-third of his target bonus. The Board and Committee feel such a result was appropriate for 2015 and that its pay-for-performance compensation program aligns stockholders' interests with management's and appropriately incentivizes management for superior performance in 2016 and beyond.

COMPENSATION PROGRAM OVERVIEW

Compensation Practices

What we do	What we do not do

✓

Vast majority of pay is "at-risk" or "variable", i.e., performance-based or equity-based or both

✓

Stringent share ownership requirements

✓

Prohibit hedging, pledging, and short sales of Company stock

✓

Broad-based clawback policy

✓

Significant vesting horizon for equity grants

✗

No dividends or dividend equivalents on options or unearned performance shares

✗

No repricing or replacing of underwater stock options

✗

No overlapping metrics for different compensation programs

✗

No excessive or unnecessary perquisites

Compensation Philosophy and Objectives

The Company's compensation philosophy is to provide executives with an overall compensation package that provides a competitive salary, but that is heavily weighted towards at-risk and variable compensation in order to incentivize superior business, stock price and financial performance. The Committee oversees the Company's executive compensation program. The Committee reviews and approves NEO compensation, other than the CEO's compensation, which is recommended by the Committee and approved by the Board's independent directors. The NEO compensation program has four primary objectives:

  •
  Attract and retain talented NEOs who will lead Wolverine Worldwide and drive for superior business and financial performance

  •
  Provide incentives for achieving specific, pre-established near-term individual, business-unit and corporate goals and reward the attainment of those goals
  •
  Provide incentives for achieving pre-established longer-term corporate financial goals and reward the attainment of those goals

  •
  Align the interests of NEOs with those of the stockholders through incentives based on increasing stockholder value

The Company's executive compensation program utilizes fixed compensation (base salaries) while putting more emphasis on at-risk and variable compensation (annual bonuses and long-term service-based incentives and performance incentives); rewards annual performance while maintaining emphasis on longer-term objectives; and blends cash and non-cash compensation components. The Committee considers qualitative and quantitative factors when setting the amount and mix of NEO compensation. Each NEO's compensation mix and cash-to-equity ratio depends on his responsibilities, experience, skills, and potential to affect Wolverine Worldwide's overall performance. The Committee and Board believe the CEO has the broadest scope of responsibilities and typically approve higher compensation for the CEO (with a higher proportion of at-risk and variable compensation) than for any other NEO. The Committee and Board believe this executive compensation philosophy is designed to successfully generate superior performance over the long term.

Wolverine Worldwide Notice of 2016 Annual Meeting of Stockholders and Proxy Statement	| Page 33

2016 PROXY STATEMENT

Compensation Program Summary

The Company's executive compensation program consists of four key elements, as shown in the accompanying table. First, each NEO receives a base salary. Second, each NEO is eligible to receive a cash-based annual bonus. The annual bonus has two parts: (i) a bonus based on performance

EXECUTIVE COMPENSATION PROGRAM

	Annual Bonus		Long-Term Incentive Compensation		Benefits

Base Salary	Performance Bonus	Individual Bonus	Long-Term Incentive Bonus	Equity	Retirement and Welfare Plans	Perquisites

measured against Company or business unit performance criteria (the "performance bonus"), and (ii) a bonus based on performance measured against individual performance criteria (the "individual bonus"). Third, each NEO is eligible to receive Long-Term Incentive Compensation. The Long-Term Incentive Compensation has two parts: (i) a long-term incentive award paid in Company shares based on performance against pre-established Company performance criteria and stock price performance over a three-year period (the "3-year bonus"), and (ii) equity in the form of service-based restricted stock awards and service-based stock option grants. Fourth, NEOs hired before January 1, 2013 may participate in the Company's defined-benefit plan (subject to certain vesting criteria) and, at the discretion of the Committee, any NEO may participate in a supplemental executive retirement plan. In addition, each NEO may receive assistance with tax and estate planning, a matching contribution to his 401(k) account and other perquisites as discussed below under the "Perquisites" heading. The executive compensation program is set out in more detail in the remainder of this CD&A.

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2016 PROXY STATEMENT

Purposes of Compensation Program Elements

Pay Element	What the Pay Element Rewards	Purpose of the Pay Element
Base Salary

•

Scope of core responsibilities, years of experience with the Company (or experience in similar positions at other companies), skills, knowledge, and potential to affect the Company's overall performance

• Provide a regular and stable source of income to NEOs

Annual Incentive Compensation	• Achieving specific corporate business and/or divisional objectives over which the NEO has reasonable control • Achieving specific personal objectives

•

Focus NEOs on specific annual goals that contribute to the Company's short- and long-term success

•

Incentivizes NEOs to achieve on important annual corporate, business level and individual performance metrics, with the total annual opportunity heavily weighted toward achievement of corporate and business level goals

Long Term Incentive Compensation	• Achieving long-term corporate business objectives • Driving long-term stockholder value • Continued long-term employment with the Company	• More closely align NEOs' interests with stockholders' interests • Reward NEOs for building stockholder value • Encourage long-term investment in the Company by NEOs • Retain NEOs

Retirement and Welfare Benefits	• Achieving long-term corporate business objectives • Continued long-term employment with the Company

•

In the case of the Supplemental Executive Retirement Plan, provide retirement benefits that certain NEO participants would have received under the broad-based plan in the absence of the IRS limits

•

Provide retirement security

•

Encourage long-term commitment to the Company by NEOs and assist Wolverine Worldwide in retaining NEOs

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2016 PROXY STATEMENT

Compensation Committee Role

The Committee is responsible for overseeing the development and administration of the Company's compensation and benefits policies and programs generally. More specifically, the Committee sets the compensation for all NEOs (other than the CEO) and for the CEO, formulates the compensation recommendations to the independent directors for their approval. In so doing, the Committee sets the structure of the Company's executive compensation program, including:

  •
  Reviewing and approving the Company's incentive goals and objectives relevant to compensation

  •
  Evaluating individual performance results in light of these goals and objectives

  •
  Evaluating the competitiveness of each NEO's total compensation package
  •
  Approving CEO individual bonus personal objectives

  •
  Approving (or, in the case of the CEO, recommending to the independent directors of the Board) any changes to the NEO's total compensation package, including, but not limited to, base salary, annual bonus, and long-term incentive compensation

When making compensation recommendations or decisions, the Committee considers the CEO's assessment of the performance of each NEO, other than himself; the performance of the individual and the individual's respective business unit or function; the scope of the individual's responsibilities, years of experience with the Company (or in similar positions with other companies), skills and knowledge; market data; market and economic conditions; Company performance; retention considerations; and Wolverine Worldwide's compensation philosophy (collectively, the "compensation factors"). The Committee considers these compensation factors subjectively, and no single factor or combination of factors is determinative. Following its review and discussion, the Committee approves compensation for all NEOs, except the CEO. The Committee recommends compensation for the CEO to the independent directors of the Board, and those independent directors approve the CEO's compensation. The Lead Director and Compensation Committee Chair meet with the CEO at the end of the year to evaluate his performance compared to his personal objectives set at the beginning of the year. The Committee is supported in its work by the Senior Vice President of Global Human Resources, the General Counsel, and an independent executive compensation consultant as described below (whose compensation is determined by the non-employee directors of the Board).

CEO Role

Within the framework of the Company's executive compensation program, the CEO recommends the level of base salary, annual bonus, long-term incentive compensation, equity awards and other compensation components for his direct reports, including the other NEOs. The CEO bases his recommendation upon his assessment of the compensation factors applicable to each NEO. The CEO considers these compensation factors subjectively and no single factor is determinative. The Committee discusses these recommendations with the CEO prior to setting the compensation for each NEO, other than the CEO. The Committee, however, ultimately determines all compensation for NEOs other than the CEO.

Compensation Consultant Role

The Committee has retained Willis Towers Watson ("Towers Watson") as its executive compensation consultant. Towers Watson reports directly to the Committee, and the Committee determines the scope of its engagement and may replace it or hire additional consultants at any time. The Committee has evaluated Towers Watson's independence under the rules established by the NYSE and has determined that Towers Watson is "independent" as defined by NYSE rules. In addition, the Committee has evaluated whether the engagement of Towers Watson raises any conflicts of interest and has determined that no such conflicts of interest exist.

At the Committee's invitation, a representative of Towers Watson generally attends Committee meetings and also communicates with the Committee Chair and management between meetings. However, the Committee makes all decisions regarding NEO compensation. Towers Watson provides various executive compensation services to the Committee pursuant to a consulting agreement with the Committee. Generally, these services include advising the Committee on the principal aspects of the Company's executive compensation program,

Page 36 |	Wolverine Worldwide Notice of 2016 Annual Meeting of Stockholders and Proxy Statement

evolving industry practices, and providing market information and analysis regarding the competitiveness of the Company's program design. During 2015, Towers Watson performed the following specific services:

  •
  Advised the Committee on management proposals, as requested

  •
  Attended Committee meetings, as requested

  •
  Reviewed the Company's peer group and advised the Committee on the composition of the peer group

  •
  Reviewed survey data for competitive comparisons

  •
  Provided market data and recommendations on CEO and other NEO compensation
  •
  Advised the Committee on market trends related to compensation policies and programs

  •
  Proactively advised the Committee on best-practice approaches for governance of executive compensation

  •
  Reviewed the CD&A and other executive compensation-related disclosures included in the Company's proxy statement

The total fees the Company paid to Towers Watson for services to the Committee in 2015 were $212,927. Towers Watson also was engaged by Wolverine Worldwide in 2015 to perform actuarial services, pension plan consulting and risk and financial services that are not part of the executive compensation services provided to the Committee. These services were performed on an interim and annual basis for financial reporting purposes. The total annual expense for this work was approximately $450,122. The total fees the Company paid to Towers Watson ($663,049) represent approximately two one hundredths of one percent of Towers Watson's revenue for its 2015 fiscal year ($3.6 billion).

Executive Compensation Overview for 2015

Peer Group

The Committee, with input from Towers Watson, established the below peer group for use in setting 2015 NEO compensation (the "Peer Group"). In determining the Peer Group, the Committee generally considers each potential peer company's industry, channels of distribution revenue and market capitalization. The Company also considers the typicality of a company's pay practices, excluding companies whose chief executive may not receive market compensation because of a founder relationship, family ownership position, or other similar relationships.

The following companies comprise the Peer Group, which is consistent with last year:

Aéropostale, Inc.	Carter's, Inc.	DSW Inc.	PVH Corp.

American Eagle Outfitters Inc.	Chico's FAS, Inc.	Foot Locker, Inc.	Williams-Sonoma, Inc.

ANN Inc.*	Coach, Inc.	Genesco Inc.

Ascena Retail Group, Inc.	Deckers Outdoor Corporation	Guess?, Inc.

Caleres, Inc.	Dick's Sporting Goods, Inc.	Hanesbrands Inc.

  *
  ANN Inc. was removed from the peer group in August 2015 following its acquisition by Ascena Retail Group, Inc.

Competitive Data Use

The Committee uses market surveys and Peer Group information provided by Towers Watson as market reference points. The Committee also considers information the Company learns through recruiting NEOs and the experience levels and responsibilities of NEOs prior to joining the Company as reference points in setting NEO compensation.

As part of its competitive data review in connection with determining 2015 compensation, the Committee considered information presented by Towers Watson based on publicly-disclosed Peer Group information and on three published compensation surveys: (1) 2015 Towers Watson Data Services Survey Report on Top Management Compensation – Retail and Wholesale Trade Industry Cut, (2) 2015 Towers Watson Compensation Database Executive Database – Retail/Wholesale Executive Database, and (3) 2015 US Mercer Benchmark Database, Executive – General, Retail Industry Cut.

Wolverine Worldwide Notice of 2016 Annual Meeting of Stockholders and Proxy Statement	| Page 37

2015 COMPENSATION

EXECUTIVE COMPENSATION PROGRAM

Base Salary		Annual Bonus		Long-Term Incentive Compensation		Benefits

	Base Salary	Performance Bonus	Individual Bonus	Long-Term Incentive Award	Equity	Retirement and Welfare Plans	Perquisites

As part of approving an NEO's base salary, the Committee considers the compensation factors described above. The Committee considers these compensation factors subjectively, and no single factor or combination of factors was determinative for any NEO. Based on this, the Committee approved the 2015 base salaries for the NEOs as noted in the table, other than Mr. Stornant who was promoted to CFO effective June 12, 2015. The Committee set his base salary following his promotion based on Mr. Stornant's experience with the Company, new responsibilities, and market data.

Name	2015 Base Salary	2014 Base Salary
Krueger	$1,150,000	$1,150,000

Gabel	$530,000	$510,000

Grimes	$610,000	$580,000

Jeppesen	$530,000	$510,000

Simister	$610,000	$580,000

Stornant	$520,000	$250,000

Zwiers	$628,000	$608,000

EXECUTIVE COMPENSATION PROGRAM

Annual Bonus		Annual Bonus		Long-Term Incentive Compensation		Benefits

	Base Salary	Performance Bonus	Individual Bonus	Long-Term Incentive Award	Equity	Retirement and Welfare Plans	Perquisites

In 2015, each NEO had the opportunity to earn annual cash incentive compensation ("annual bonus"), consisting of two parts: (i) a bonus based on performance measured against Company or business unit performance criteria established by the Committee at the beginning of the fiscal year ("performance bonus") under the Company's Annual Bonus Plan, and (ii) an individual performance bonus measured against individual performance criteria ("individual bonus") under the Company's Individual Performance Bonus Plan. Each NEO's payout was determined by comparing his performance against specific criteria set at the beginning of 2015, with 85% of each NEO's payout relating to the performance bonus and 15% relating to the individual bonus. For the performance bonus, each NEO's payout was determined by comparing his performance against four performance levels set for each pre-set criterion: threshold (50% payout), target (100% payout), goal (150% payout) and stretch (200% payout). For the individual bonus, each NEO's payout was determined by comparing his performance against each pre-set criterion and scoring it on a scale of 0% to 100%. As shown in further detail below under the heading "Annual Bonus – Individual Bonus," individual bonus payouts can range from 0% to 200% depending on the NEO's cumulative weighted performance score on his individual performance objectives.

The Committee set a percentage of each NEO's 2015 base salary as his annual bonus target percentage (the "Target Bonus Percentage"). The Target Bonus Percentage represents the percentage of each NEO's salary he could earn as annual incentive compensation at a "target" performance level (100% payout) for each of the performance bonus and individual bonus. As part of approving an NEO's 2015 Target Bonus Percentage, the Committee considered the compensation factors described above. The Committee considers these compensation factors subjectively, and no single factor or combination of factors was determinative for any NEO. Generally, the Committee sets higher Target Bonus Percentages for individuals with greater influence on business strategy, profits or sales. This puts a larger percentage of an NEO's total potential cash compensation "at-risk." The Target Bonus Percentage for each NEO for 2015 remained unchanged from 2014, other than for Mr. Stornant, whose Target Bonus Percentage was increased in connection with his promotion.

Page 38 |	Wolverine Worldwide Notice of 2016 Annual Meeting of Stockholders and Proxy Statement

Consistent with the 2014 bonus opportunity, each NEO's total annual bonus opportunity for 2015 ranged from 0% to 200% of his Target Bonus Percentage. The accompanying table shows the total aggregate annual incentive compensation payout earned by each NEO for 2015, as well as the portion of that aggregate number that is attributable to the performance bonus and individual bonus.

			Annual Bonus Compensation Component as a Percentage of Target Bonus Performance

				Performance Bonus Percentage By Company or Business unit as a Percentage of Target Bonus Percentage

	2015 Target Percentage	2014 Target Percentage	Total Individual Bonus as a Percentage of Target Percentage	Company[1]	International Group[2]	Lifestyle Group[3]	Performance Group[4]	Sourcing[5]	Owned Manufacturing[5]	Leathers[5]	2015 Performance Bonus		2015 Individual Bonus		Total 2015 Actual Annual Bonus Compensation

Krueger	125%	125%	15%	85%							$417,441		$107,813		$525,254

Gabel	50%	50%	15%	20%			65%				$190,691		$39,490		$230,181

Grimes	60%	60%	15%	85%							$0	[7]	$0	[7]	$0	[7]

Jeppesen	55%	55%	15%	10%				30%	25%	20%	$364,870		$65,159		$430,029

Simister	50%	50%	15%	20%		65%					$0	[7]	$0	[7]	$0	[7]

Stornant[6]	50%	30%	15%	85%							$52,700		$40,833		$193,533	[8]

Zwiers	55%	55%	15%	20%	65%						$313,486		$77,287		$390,773

1
Based on constant-currency revenue and pretax earnings performance criteria for the Company, as described below under "Annual Bonus – Performance Bonus."
2
Based on constant-currency revenue and pretax earnings as the performance criteria for the International Group.
3
Based on constant-currency revenue and pretax earnings as the performance criteria for the Lifestyle Group.
4
Based on constant-currency revenue and pretax earnings as the performance criteria for the Performance Group.
5
Based on revenue and pre-tax earnings for Leathers and various key performance indicators for Sourcing and Owned Manufacturing.
6
Mr. Stornant was promoted to Senior Vice President, CFO and Treasurer on June 12, 2015.
7
Messrs. Grimes and Simister were not eligible for an annual bonus because they left the Company in 2015.
8
Mr. Stornant's total annual bonus includes a discretionary $100,000 bonus paid to Mr. Stornant for driving profit performance in a difficult economic environment and leading global strategic and financial initiatives.
Wolverine Worldwide Notice of 2016 Annual Meeting of Stockholders and Proxy Statement	| Page 39

Annual Bonus – Performance Bonus

In connection with setting the Target Bonus Percentages, the Committee established the performance criteria for the Company and business units under the Annual Bonus Plan. Each NEO's performance bonus was based on performance criteria for the Company, or for the Company and a business unit based on his position within the Company. The Committee set fiscal year 2015 constant-currency revenue (weighted 35% of the Company component) and constant-currency pretax earnings (weighted 65%) as the Company's performance criteria. The Committee selected these criteria because it believed a strong correlation exists between performance on these financial measures and increases in stockholder value and excluded the impact of foreign exchange given the anticipation of extraordinary fluctuations in currency values during 2015 at the time the Committee set the criteria. The criteria were set on a "constant-currency" basis by: (1) translating foreign subsidiary revenue and pretax earnings to U.S. dollars using the rate the Company used for its 2015 operating plan; (2) adjusting foreign subsidiary cost of U.S. dollar inventory purchases using the Company's 2015 operating plan rate; and (3) for markets with sizeable third-party distributor operations, translating royalty income using rates assumed at the beginning of the period. As shown in the accompanying table, the Committee also set four performance levels for each criterion: threshold (50% payout), target (100% payout), goal (150% payout) and stretch (200% payout). The Committee set the revenue and pretax earnings goals for these performance levels (shown in the accompanying table) following discussion with management and a review of the Company's operating plan, historical performance, and economic conditions facing the Company.

Company Performance Level	in millions

(% of Target Payout)[1]	Revenue[2,3]	Pretax Earnings[2,3]
Threshold (50%)	$2,708	$200.8

Target (100%)	$2,792	$217.8

Goal (150%)	$2,876	$234.8

Stretch (200%)	$2,959	$251.8

1
The maximum payout an NEO can receive is 200% of the payment earned at his Target Bonus Percentage, even if performance is above Stretch, and an NEO would receive 0% of his Target Bonus Percentage if performance is below Threshold.
2
Calculated on a constant-currency basis using the Company's 2015 operating plan-rate assumptions. Does not include the effect of acquisitions, divestitures, accounting changes, restructuring, or other special charges or extraordinary items excluded by the Compensation Committee. Pretax earnings for 2015 exclude restructuring and debt extinguishment costs.
3
Revenue targets were higher in 2015 than in 2014 despite very challenging macroeconomic conditions and significantly negative foreign exchange assumptions compared to 2014. 2015 revenue performance fell below threshold, resulting in no bonus payout tied to revenue. 2015 pretax earnings targets were set slightly below 2014 targets due to challenging macroeconomic conditions, significantly negative foreign exchange assumptions compared to 2014 and a planned increase in marketing spending in 2015 intended to drive future revenue growth – performance on this measure was at approximately threshold level. Using the same foreign exchange assumptions in 2015 as used in 2014, the 2015 pretax earnings targets would have been higher than 2014 targets.

Messrs. Krueger, Stornant, and Mr. Grimes (prior to his departure), had significant influence on the Company's overall business performance and, accordingly, their respective performance bonus opportunities (85% of total annual bonus opportunity) are based on the Company performance criteria only. Messrs. Gabel (prior to his departure), Jeppesen, Simister (prior to his departure) and Zwiers, were directly responsible for specific business units and exert a significant influence on those business units in particular. Accordingly, for each of these NEOs, only 20% (10% for Mr. Jeppesen) of their overall annual bonus opportunity was based on the Company's performance. The remaining portions of the performance bonus portion of the annual bonus opportunities for each of these NEOs were based on the performance of their respective business units, expressed as a percentage of overall annual bonus opportunity: Mr. Gabel (65% Performance Group); Mr. Jeppesen (75% aggregate between Sourcing, Owned Manufacturing and Leathers); Mr. Simister (65% Lifestyle Group); and Mr. Zwiers (65% International Group). The remaining 15% of each NEOs annual bonus opportunity was determined by each's individual bonus criteria, which are approved by the CEO (and, in the case of the CEO, the Committee) and described on pages 41-42.

For each business unit, the Committee set the goals at substantially similar levels of difficulty as the goals for the Company and with a similar degree of difficulty as in prior years. The accompanying table shows historical weighted performance levels achieved by the business units using these performance criteria for the years for which a meaningful comparison can be made.

Historical Group Performance
	2015	2014	2013	2012	2011
International Group	Between target and goal	Between goal and stretch	Between threshold and target	Below threshold	Above stretch

Lifestyle Group	Below threshold	Below threshold	Between threshold and target	N/A	N/A

Performance Group	Between target and goal	Between target and goal	Between target and goal	Below threshold	Above stretch

Sourcing/Owned Manufacturing/Leathers[1]	Between goal and stretch	Between target and goal	Between target and goal	Between threshold and target	Between threshold and target

1
Weighted consistent with Mr. Jeppesen's bonus opportunities.
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2016 PROXY STATEMENT

In early 2016, the Committee certified actual 2015 performance compared to the performance levels for the Company and business unit criteria. The Company's fiscal year 2015 constant-currency revenue was approximately $2.69 billion, which was below threshold level. The Company's adjusted constant-currency pretax earnings for fiscal year 2015 were $201.7 million, which was between threshold and target level. The weighted average results for the applicable performance criterion are shown in the accompanying table:

	2015 Performance	Overall Weighted Payout by Group
International Group	Between target and goal	130%

Lifestyle Group	Below threshold	0%

Performance Group	Between target and goal	101%

Sourcing/Owned Manufacturing/Leathers	Between goal and stretch	163%

Wolverine Worldwide	Above threshold on pretax earnings; below threshold on revenue	34%

For 2015, the Company paid the NEOs the following amounts relating to the performance bonus.

Name	Performance Bonus Opportunity (as a % of an NEO's Target Percentage)	Performance Bonus Percentage Earned[1]	Performance Bonus Paid[1,2]
Krueger	0 - 200%	34%	$417,441

Gabel	0 - 200%	85%	$190,691

Grimes[3]	0 - 200%	0%	$0

Jeppesen	0 - 200%	148%	$364,870

Simister[3]	0 - 200%	0%	$0

Stornant	0 - 200%	34%	$52,700

Zwiers	0 - 200%	107%	$313,486

1
Percentages earned and bonuses paid vary due to the relative performance of various business units versus overall corporate performance.
2
Not including individual bonus or any other bonus paid.
3
Messrs. Grimes and Simister did not receive a Performance Bonus because they left the Company in 2015.

Annual Bonus – Individual Bonus

At the same time Target Bonus Percentages are set, the CEO approves measureable personal objectives for each NEO's individual bonus, other than for himself. The CEO recommends, and the Committee approves, the CEO's personal objectives. Such measureable personal objectives may include elements such as executing strategies supporting Wolverine Worldwide's vision, developing employees, growing new business initiatives and driving operational excellence. Each NEO has personal objectives specific to him. Performance is evaluated by the CEO (and, in the case of the CEO, by the Committee and other independent directors) subjectively, generally based on qualitative and quantitative factors.

NEO	2015 Personal Objectives
Krueger	People, growth, innovation and cash flow

Gabel	Growth, innovation, people and organization, international business and strategy

Grimes	Growth, innovation, people and strategy

Jeppesen	Growth, innovation, people and strategy

Simister	Growth, innovation, people and strategy

Stornant	Growth, innovation, people and strategy

Zwiers	Growth, innovation, people and strategy

Each personal objective is given a weight from 0% to 100%. The sum of the weights for each NEO's personal objectives equals 100%. An NEO's cumulative weighted personal objectives score is calculated by multiplying the score for each objective by its weight, and summing those results for all of the NEO's personal objectives. The individual bonus payout level ranges from 0% to 200%, determined by the cumulative weighted personal objectives score.

Personal Objectives Score	2015 Payout Level
95-100%	200%

90-95%	175%

80-90%	150%

70-80%	100%

60-70%	50%

Less than 60%	0%

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The CEO determined the 2015 cumulative weighted personal objectives scores and payout levels for each of the NEOs other than himself. The Committee and the other independent directors of the Board met with the CEO at the end of the year to evaluate his performance compared to his personal objectives. The Committee determined the cumulative weighted personal objectives score for the CEO and recommended to the independent directors of the Board the CEO's payout level. The individual bonus payout for each NEO, as shown in the accompanying table, was determined by multiplying his cumulative weighted performance score payout level by 15 percent (representing the percentage of the individual bonus to the total annual bonus opportunity) of his Target Bonus Percentage. The Committee also approved a $100,000 discretionary bonus to Mr. Stornant for driving profit performance in 2015 – a difficult economic environment – and leading global strategic and financial initiatives.

Name	2015 Individual Bonus Opportunity (as a % of an NEO's Target Percentage)	Personal Objectives Score	2015 Individual Bonus Percentage Awarded	2015 Individual Bonus Paid
Krueger	0 – 200%	70%	50%	$107,813

Gabel	0 – 200%	75.3%	100%	$39,490

Grimes[1]	0 – 200%	0%	0%	$0

Jeppesen	0 – 200%	86.6%	150%	$65,159

Simister[1]	0 – 200%	0%	0%	$0

Stornant	0 – 200%	80.25%	150%	$40,833

Zwiers	0 – 200%	80.25%	150%	$77,287

1
Messrs. Grimes and Simister did not receive an individual bonus because they left the Company in 2015.

EXECUTIVE COMPENSATION PROGRAM

Long- Term Incentive Compensation		Annual Bonus		Long-Term Incentive Compensation		Benefits

	Base Salary	Performance Bonus	Individual Bonus	Long-Term Incentive Award	Equity	Retirement and Welfare Plans	Perquisites

In 2015, each NEO had the opportunity to earn long-term incentive compensation, consisting of two parts: (1) performance shares under the Company's stock incentive plan and (2) equity awards in the form of stock option grants and restricted stock awards, in each case subject to service vesting conditions, under the stock incentive plan. The Committee has chosen to provide long-term incentives in these forms because they incentivize and motivate different behaviors. Performance shares reward the achievement of key business criteria, as described below. Stock options are performance-based because no value is created unless the value of our common stock appreciates after grant and they encourage employee retention through the use of a time-based vesting schedule. Time-based restricted stock encourages employee retention by providing some level of value to executives who remain employed for three years after grant. Restricted stock also supports an ownership culture and thereby encourages our executives to take actions that are best for the Company's long-term success.

Long-Term Incentive Compensation – Performance Share

Each NEO had the opportunity to earn long-term incentive compensation in the form of performance shares issued under the Company's stock incentive plan based on performance criteria covering three-year periods. The Committee established two performance criteria for the performance period 2013-2015 – a period for which performance shares vested for 2015 compensation: (1) fully diluted earnings per share ("EPS"), and (2) business value added ("BVA"), each as adjusted to account for and exclude the effects of acquisitions, divestitures, accounting changes, restructuring, or other similar special charges or extraordinary items excluded by the Committee. BVA is calculated by starting with operating income determined in accordance with U.S. generally accepted accounting principles ("GAAP"), and then reducing operating income by (1) an amount for income taxes where the effective tax rate used to calculate the income tax amount is determined in accordance with GAAP (adjusted as described above), and (2) a capital charge equal to a 2-point average of "net operating assets" during the fiscal year (with "net operating assets" defined as the net of trade receivables (net of reserves), inventory (net of reserves), other current assets, property, plant and equipment, trade payables and accrued liabilities) multiplied by 10%.

The Committee believes that BVA is useful for determining incentive compensation because it ties the income statement (profit delivery) to the balance sheet (effective asset utilization) and does not focus on one to the exclusion of the other. The Committee further believes that focusing NEOs' interests on increasing BVA aligns their interests more closely with stockholder interests. The Committee believes EPS is a key metric that plays an important role in driving the Company's stock price and that it further aligns the interests of the NEOs with other

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stockholders. The use of both EPS and BVA balances the NEOs' focus on near-term profitability with longer-term stockholder value. The Committee weighted EPS 65% and BVA 35% when determining the overall performance level.

Performance Share Award Performance and Vesting

The following table lists performance levels set by the Committee for performance share awards granted for the 2013-2015 performance period the vesting for which occurred on February 10, 2016 following the Committee's certification of 2015 financial results. As more fully described in the "Performance Share Award" section below, the performance share bridge grant to Mr. Krueger for the 2015 performance period was subject to BVA and EPS performance targets set at levels consistent with the EPS and BVA levels that remained outstanding under his original performance share grant for the 2013-2015 period, as well as an additional requirement that the Company's fiscal 2015 revenue exceed $2.5 billion.

Performance level (Percentage of Target Payout)	Cumulative EPS for the 2013-2015 period[1]	Cumulative BVA for the 2013-2015 period[1] (in millions)
Threshold (50%)	$3.76	$283.8

Target (100%)	$4.27	$330.9

Goal (150%)	$4.96	$378.9

Stretch (200%)	$5.45	$424.6

1
Adjusted as described above.

In February 2016, the Committee evaluated the Company's performance for the 2013-2015 performance period (and, for Mr. Krueger, the 2015 performance period) against these criteria and certified that the Company's performance on both the EPS and BVA criteria noted above fell between target and goal performance levels for both periods (and, for Mr. Krueger, that the Company's fiscal 2015 revenue exceeded $2.5 billion). The EPS attainment (117%) had previously been weighted 65%, and the BVA attainment (124%) had previously been weighted 35%, resulting in a weighted average attainment of 119%, and the vesting of the number of shares shown for each NEO in the accompanying table under the 3-year bonus for the 2013-2015 performance period (and also, for Mr. Krueger, the 2015 performance period). In calculating the number of shares that vest, the Company uses the stock price on the date of the grant, which results in the NEOs bearing the risk of stock price performance during the performance period. Because Mr. Stornant was not CFO in 2013 when performance shares were granted for the 2013-2015 performance period, he was granted fewer shares at the start of the 2013-2015 period than would have vested at a weighted average attainment of the EPS and BVA performance goals of 119%. As a result, 100% of Mr. Stornant's shares for the 2013-2015 period vested, and he received a discretionary cash bonus of $166,649 – equal to the difference between the value (including the value of dividends for the performance period) of the number of shares that would have vested at a 119% performance level and the value (including the value of dividends for the performance period) of the number of shares actually vesting. Had Mr. Stornant been CFO in 2013, when performance shares were granted for the 2013-2015 performance period, he would have received a larger award with sufficient shares to vest in accordance with performance.

Name	Shares Vesting (#)
Krueger	127,538

Gabel[1]	0

Grimes[1]	0

Jeppesen	16,165

Simister[1]	0

Stornant	6,188

Zwiers	19,153

1
All of Messrs. Gabel's, Grimes' and Simister's performance shares were forfeited because they left the Company prior to vesting.
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Performance Share Award

The Committee evaluated each NEO's long-term incentive target payout opportunity expressed as a percentage of base salary, similar to the annual bonus. The Committee considered the compensation factors noted above in determining 3-year target bonus percentages. The Committee considers these compensation factors subjectively, and no single factor or combination of factors was determinative for any NEO. The Committee decided to set the NEOs' Target Percentage for the 2015-2017 3-year bonus opportunity, as set out in the accompanying table.

As discussed above in "An Analysis of CEO Compensation – Overview" on page 30, in February 2015, the Committee reviewed Mr. Krueger's compensation for recent past years against market compensation data provided by Towers Watson, which showed that Mr. Krueger's compensation had been below market median. To address this, rather than making any changes to his base salary or annual bonus opportunity, the Committee recommended and the Board approved an increase in Mr. Krueger's target percentage for the 2015-2017 3-year period from 125% of his base salary to 200%. In addition, the Committee recommended and the Board approved two new bridge grants of performance shares to Mr. Krueger for a 2015 performance period and a 2015-2016 performance period with Target Percentages of 100% and 75%, respectively, of Mr. Krueger's base salary. The performance metrics for these new periods are (i) EPS and BVA, with targets and weightings consistent with the EPS and BVA levels that remained outstanding under Mr. Krueger's original performance share grants for the 2013-2015 and 2014-2016 3-year periods, respectively and (ii) threshold revenue targets of $2.5 million for 2015 and $5.1 million over 2015 and 2016 that must be met before any shares would vest. The bridge grants were not repeated in 2016, and the Board did not increase Mr. Krueger's three-year performance target for the 2016-2018 performance period.

Name	2015-2017 Percent	2014-2016 Percent
Krueger	200%	125%

Gabel	55%	55%

Grimes	65%	60%

Jeppesen	55%	55%

Simister	55%	55%

Stornant[1]	55%	55%

Zwiers	55%	55%

1
Mr. Stornant's target percentage was increased in connection with his promotion to Chief Financial Officer and the increase was applied to open three-year periods.

The Committee weighted the constant-currency EPS performance criterion at 65% of the total payout and weighted the constant-currency BVA performance criterion at 35% of the total payout for the 2015-2017 performance period. The Committee intended the level of difficulty in attaining Threshold, Target, Goal and Stretch performance levels it set for the 2015-2017 performance period to be substantially similar to the level of difficulty in attaining the performance levels for the 2014-2016 performance period. For the award to Mr. Krueger for a 2015 performance period and 2015-2016 performance period, the intended level of difficulty was consistent with the degree of difficulty for the remaining terms of the 2013-2015 and 2014-2016 cycles, respectively. The Committee granted the awards under the Company's Stock Incentive Plan of 2013. The award details are in the table "Grants of Plan-Based Awards in Fiscal Year 2015" on pages 51-53. The Company accrues, but does not pay, any dividends on any performance shares during the performance period. Once the Committee certifies the Company's performance compared to the performance criteria, the restrictions on some, all, or none of the performance shares awarded to each NEO will lapse at that time, and the NEO will receive accrued dividends only on the shares actually earned. The number of performance shares granted to each NEO reflected a value approximating the estimated maximum bonus payout the NEO could earn as the 3-year bonus for the 2015-2017 performance period. The number of shares anticipated to vest at the end of the 2015-2017 period is less than the shares initially granted.

Long-Term Incentive Compensation – Stock Option Grants and Restricted Stock Awards

As discussed previously, the Company's compensation program utilizes at-risk and variable compensation (as opposed to just fixed compensation) and the Committee believes that NEO stock ownership aligns the interests of NEOs with stockholders. The Committee administers the stock incentive plans for stock option grants and restricted stock awards. It approves the amount of and terms applicable to all grants and awards, except for grants to the CEO, which the Committee recommends for approval by the independent directors.

When granting equity awards, the Committee considered the compensation factors described above as well as previous equity grants made to each NEO. The Committee considered these compensation factors subjectively, and no single factor or combination of factors was determinative for any NEO. The accompanying table reflects the grant-date value of the regular, annual service-based restricted stock award and stock option grant to each NEO as a percentage of base salary. The "Grants of Plan-Based Awards in Fiscal Year 2015" table on pages 51-53 shows the actual grants and awards for 2015.

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A stock option's exercise price is set at the closing market price of the Company's common stock on the grant date. The Committee generally grants annual equity awards at its regularly scheduled February meeting. The dates of the Committee's and Board's February meetings at which annual grants are made generally are scheduled well in advance. The independent directors of the Board generally approve equity grants to the CEO on the same day. A stock option grant typically vests one-third each year over three years. The restrictions on restricted stock awards typically lapse 0% for the first two years, 25% on each of the third and fourth anniversary, and 50% on the fifth anniversary of the award.

Approximately 60% of the combined value of the regular annual restricted stock and stock option grant awarded to each NEO in 2015 was in the form of restricted stock and 40% was in the form of stock options. These were the same approximate percentages as in 2014 and in the past five years. The Committee believes that restricted stock and stock options promote retention and incentivize stock price performance and that this mix was appropriate.

Name	2015 Regular Annual Grants Actual % of Base Salary Awarded
Krueger	302%

Gabel	100%

Grimes	95%

Jeppesen	80%

Simister	86%

Stornant[1]	65%

Zwiers	84%

1
Includes grants of 4,275 restricted shares and 12,687 options granted to Mr. Stornant upon his promotion

In addition to the regular annual equity grants Messrs. Gabel and Simister each received a retention grant of 10,000 shares of restricted stock. Restrictions on these shares lapse 25% on each of the third and fourth anniversary and 50% on the fifth anniversary of the award. Prior to his promotion to Senior Vice President and CFO, Mr. Stornant received a grant of 2,000 restricted shares with one-year vesting in recognition of his leadership in his former role as Vice President, Finance.

EXECUTIVE COMPENSATION PROGRAM

Benefits		Annual Bonus		Long-Term Incentive Compensation		Benefits

	Base Salary	Performance Bonus	Individual Bonus	Long-Term Incentive Award	Equity	Retirement and Welfare Plans	Perquisites

Retirement and Welfare Plans

The NEOs participate in Wolverine Worldwide's medical and dental plans and receive life and disability insurance. Subject to variations to account for requirements in local jurisdictions, variances in local compensation structure (for example, as applicable to Wolverine Worldwide's employees in the United States versus certain overseas offices), and to requirements under collective bargaining agreements, all Wolverine Worldwide employees receive the same health and welfare benefit opportunities. In 2015, Messrs. Krueger, Grimes, Jeppesen, Stornant and Zwiers also participated in the Wolverine Worldwide Employees' Pension Plan (a defined benefit plan) and the Wolverine World Wide, Inc. 409A Supplemental Executive Retirement Plan (an unfunded, non-qualified plan). For a description of the benefits under Wolverine Worldwide's retirement plans, see "Pension Plans and 2015 Pension Benefits" below.

Perquisites

The Company provides limited perquisites to NEOs. The Company feels the perquisites that are provided round out a competitive total compensation package for each NEO. The Company reimbursed NEOs, where applicable, for relocation, tax, financial and estate planning services, and made 401(k) matching payments in the amounts set forth in footnote 8 to the "Summary Compensation Table" on pages 49-50.

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OTHER COMPENSATION POLICIES AND PRACTICES

NEO Stock Ownership Guidelines

Each NEO, as well as each non-employee director, must attain (and maintain) a minimum stock ownership level (including owned shares, restricted stock awards, a certain level of performance shares, and the in-the-money value of vested stock options) prior to being able to gift or sell any Company stock. During 2015, each NEO was in compliance with these guidelines.

Covered Positions	Guideline
CEO	6x Annual Base Salary

Non-employee Directors	6x Annual Cash Retainer

Other NEOs	2x Annual Base Salary

Stock Hedging and Pledging Policies

Under the Company's Insider Trading Policy, all directors, officers and other employees are prohibited from engaging in any hedging transactions involving Company securities beneficially owned by them. The Company also considers it inappropriate for any such person to engage in speculative transactions in the Company's securities, including short sales, publicly traded options, margin accounts and pledges and standing and limit orders. Also, all directors, officers and other employees are prohibited from pledging Company securities as collateral for a loan.

Clawback Policy

The Company has adopted a clawback policy which empowers the Board or a committee of the Board to seek recovery of specified incentive compensation received by executive officers under specific circumstances where there is a material restatement of the Company's financial results that would have led to a lower level of incentive compensation payout.

Post-Employment Compensation

Each NEO is party to an Executive Severance Agreement that provides for certain payments and benefits upon termination of employment after a change in control of Wolverine Worldwide. The Board believes Executive Severance Agreements will promote management to actively pursue a business transaction that is in the best interests of the stockholders, even if it could ultimately result in his or her job elimination, and promotes management stability during the transition period accompanying a change in control. Each NEO is eligible to receive compensation if his employment is terminated within two years (Messrs. Jeppesen, Stornant and Zwiers) or three years (Mr. Krueger) following a change in control of Wolverine Worldwide. Even following a change in control, an NEO does not receive payment under the Executive Severance Agreement if his employment terminates:

  •
  Due to death or retirement in accordance with Wolverine Worldwide's policy or as otherwise agreed

  •
  For cause or disability, or

  •
  By resignation of the NEO, other than for "good reason," which is discussed under the heading "Benefits Triggered by Termination Other than For Cause or by the NEO for Good Reason" and the heading "Benefits Triggered Under a Change in Control," both under the heading "Potential Payments Upon Termination or Change in Control"

NEOs may also be eligible under Wolverine Worldwide's retirement plans or equity plans to receive certain payments and benefits upon termination of employment or in connection with a change in control. The Committee believes that accelerated vesting upon a change in control is appropriate in some circumstances because, by protecting a significant component of the NEO's total compensation, the acceleration of equity vesting (1) mitigates potential conflicts of interest that might arise between the NEOs and the stockholders, and (2) serves as a substantial incentive for those NEOs to obtain the highest possible value for the stockholders if the Company becomes an acquisition target. The Committee also retains the discretion to modify the accelerated vesting.

Mr. Krueger is also party to a Separation Agreement under which he receives certain payments and benefits if the Company terminates his employment, even if not following a change in control, other than for "cause" or if he terminates his employment for "good reason." The Committee determined upon appointing Mr. Krueger as CEO that, given the Company's strategic initiatives the Board had asked him to

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lead, it was appropriate for the Company to enter into a separation arrangement. You will find information on benefits payable to Mr. Krueger and each other NEO and the specific elements comprising the payments and benefits under the Separation Agreement, Executive Severance Agreements, and other retirement and equity plans of Wolverine Worldwide, in the "Potential Payments Upon Termination or Change in Control" section of this proxy statement.

Impact of Accounting and Tax Treatments on Compensation

Section 162(m) of the Internal Revenue Code provides that publicly held companies may not deduct compensation paid to the CEO and the three next most highly-paid executive officers (other than the CFO) in excess of $1,000,000 annually, with certain exceptions for qualified "performance-based" compensation. Wolverine Worldwide has designed each of its Annual Bonus Plan, Long-Term Incentive Plan, and stock incentive plans, to permit certain awards payable under these plans that are intended to qualify as "performance-based" compensation for purposes of Section 162(m). Wolverine Worldwide does not require all of its compensation programs, including programs under the plans listed above, to be fully deductible under Section 162(m) because Wolverine Worldwide believes it is important to preserve flexibility in administering compensation programs in a manner designed to promote varying corporate goals. Wolverine Worldwide has and in the future may continue to pay compensation that does not qualify as performance-based compensation.

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Compensation Committee Report

The Committee has reviewed and discussed with management the information provided under the heading "Compensation Discussion and Analysis." Based on this review and discussion, the Committee recommended to the Board of Directors that the Company include the Compensation Discussion and Analysis section in this proxy statement and incorporate it by reference into the Company's Annual Report on Form 10-K.

Respectfully submitted,

Joseph R. Gromek (Chairperson)
Jeffrey M. Boromisa
William K. Gerber
Nicholas T. Long

Compensation Committee Interlocks and Insider Participation.    During fiscal year 2015, none of the members of the Compensation Committee was an officer or employee of the Company, was a former officer of the Company, nor had a relationship with the Company requiring disclosure as a related party transaction under Item 404 of Regulation S-K of the Securities Act of 1933. None of the Company's executive officers served on the compensation committee or board of directors of another entity whose executive officer(s) served as a director on the Company's Board or on the Compensation Committee.

See the "Compensation Discussion and Analysis" section for more information regarding the Compensation Committee's processes and procedures.

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Summary Compensation Table

Name and Principal Position	Year	Salary[1]	Bonus[1,2]	Stock Awards[3]	Option Awards[4]	Non-Equity Incentive Plan Compensation[1,5]	Change in Pension Value and Nonqualified Deferred Compensation Earnings[6]	All Other Compensation[7]	Total

Blake W. Krueger

Chairman, CEO	2015	$1,150,000	-	a) 4,385,024	$1,392,843	$525,254	$24,899	$32,928	$10,118,602	[8]
and President				b) 2,607,654

	2014	$1,183,654	$440,249	$4,383,045	$1,394,846	$1,631,132	$5,499,286	$18,847	$14,551,059

	2013	$1,090,869	$500,000	$3,550,125	$1,044,046	$1,821,983	-	$30,264	$8,037,287

James A. Gabel[9]

Former President,	2015	$526,539	-	$917,588	$211,232	$230,181	-	$87,180	$1,972,720

Performance Group	2014	$245,192	$33,510	$1,555,602	$105,650	$166,485	-	$88,920	$2,195,359

Donald T. Grimes[10]

Former Senior Vice	2015	$278,686	-	$785,148	$232,472	-	$79,500	$11,208	$1,387,014

President, CFO,	2014	$598,077	-	$904,834	$231,841	$395,605	$434,700	$14,120	$2,579,177

Treasurer and Chief	2013	$555,038	$100,000	$816,866	$222,144	$457,827	$33,418	$19,573	$2,204,886

Accounting Officer

Michael Jeppesen

President, Global	2015	526,539	-	$576,588	$170,352	$430,029	$114,395	$22,057	$1,839,960

Operations Group

Andrew Simister[11]

Former President,	2015	$632,962	-	$966,084	$211,232	-	-	$40,213	$1,850,491

Lifestyle Group	2014	$278,846	$139,845	$1,633,171	$105,650	$60,155	-	$86,279	$2,303,946

Michael D. Stornant[12]

Senior Vice President,	2015	$403,538	$266,649	$630,606	$159,033	$93,533	$412,331	$26,710	$1,992,400

CFO, Treasurer and
Chief Accounting Officer

James D. Zwiers

President, Wolverine	2015	$624,539	-	$697,004	$211,232	$390,773	$17,604	$33,897	$1,975,049

Outdoor & Lifestyle	2014	$627,577	-	$803,213	$210,567	$478,608	$795,787	$17,856	$2,933,608

Group (President,	2013	$584,654	$75,000	$728,005	$201,760	$413,050	-	$19,424	$2,021,893

International Group in 2015)

1
Includes any amounts deferred under the Company's qualified 401(k) plan.

2
As discussed above under "Annual Bonus – Individual Bonus," the Company paid a $100,000 discretionary bonus to Mr. Stornant for 2015 for driving profit performance in a difficult economic environment and leading global strategic and financial initiatives. As discussed above under "Performance Share Award Performance and Vesting," the 2015 bonus for Mr. Stornant also includes a $166,649 discretionary cash bonus paid because the number of performance shares he was granted for the 2013-2015 performance period was less than the actual number of shares to which he would have been entitled based on the attainment of our pre-established performance goals for the 2013-2015 performance period.
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3
Includes the value of restricted stock awards and performance share awards, as follows:

Name	Service-based Restricted Value	Performance Share Value	"Bridge" Grants Performance Share Value	Total
Krueger	$2,085,020 (included in (a))	$2,300,004 (included in (a))	$2,607,654 (included in (b))	$6,992,678

Gabel	$596,204	$321,384	-	$917,588

Grimes	$348,012	$437,136	-	$785,148

Jeppesen	$255,204	$321,384	-	$576,588

Simister	$596,204	$369,880	-	$966,084

Stornant	$294,420	$336,186	-	$630,606

Zwiers	$316,204	$380,800	-	$697,004

  Restricted stock was valued using the closing market price of Wolverine Worldwide common stock on the date of grant. Performance shares awarded in 2015 were valued using the closing market price of Wolverine Worldwide common stock on the date of grant and assuming Target performance for all performance periods, consistent with ASC Topic 718. Assuming payout at Stretch performance, the aggregate award date fair value of performance shares awarded in 2015 for each NEO (and, in parenthesis, the award date fair value of the sum of performance share awards assuming (Stretch) performance assumptions and award date fair value of restricted stock awards for 2015), would have been: $9,147,229 ($11,232,249) for Mr. Krueger; $642,758 ($1,238,962) for Mr. Gabel; $874,283 ($1,222,295) for Mr. Grimes; $642,758 ($897,962) for Mr. Jeppesen; $739,778 ($1,335,982) for Mr. Simister; $336,186 ($630,606) for Mr. Stornant and $761,607 ($1,077,811) for Mr. Zwiers. Restrictions on performance share awards will lapse in the February following the last year of the applicable performance period, if at all, based on the Company's performance for the period. The grants to Messrs. Simister, Gabel and Grimes were forfeited upon their termination of employment with Wolverine. For Mr. Stornant the amount also includes the incremental fair value ($169,383), calculated in accordance with ASC Topic 718, with respect to the 2013-2015 and 2014-2016 performance awards held by him that were modified in connection with his promotion to CFO. For additional valuation assumptions, see Note 11 to Wolverine Worldwide's Consolidated Financial Statements for the fiscal year ended January 2, 2016.

4
Represents the aggregate grant date fair value of stock options granted in the years shown, calculated in accordance with ASC Topic 718. Stock options were valued using the Black-Scholes model. For additional valuation assumptions, see Note 11 to Wolverine Worldwide's Consolidated Financial Statements for the fiscal year ended January 2, 2016.

5
Reflects the sum of performance bonus and individual bonus amounts earned in 2015, 2014 and 2013, respectively, and paid in 2016, 2015 and 2014, respectively.

6
All amounts in this column reflect, where applicable, the aggregate change in the actuarial present value of the NEOs' accumulated benefits under the Wolverine Worldwide Employees' Pension Plan ("Pension Plan") and Wolverine World Wide, Inc. 409A Supplemental Executive Retirement Plan ("SERP"). The amounts in the table were determined using assumptions consistent with those used in Wolverine Worldwide's Consolidated Financial Statements for each respective year. See the "Pension Plans and 2015 Pension Benefits" section starting on page 58.

7
The amounts listed in this column for 2015 include Wolverine Worldwide's matching contributions to the accounts of the NEOs under Wolverine Worldwide's 401(k) Money Accumulation Plan, payments made by Wolverine Worldwide for the premiums on certain life insurance policies, tax and estate planning services, relocation costs (including tax gross-ups) and health care reimbursements in the amounts listed in the table below.

Name	401(k) Match	Life Insurance Premiums	Tax and Estate Planning	Relocation	Health
Krueger	$7,950	$6,964	$7,400	-	$10,614

Gabel	$11,925	$10,929	$9,912	$50,000	$4,414

Grimes	-	$389	$4,650	-	$6,169

Jeppesen	$7,950	$740	-	-	$13,367

Simister	$11,925	$8,886	$9,912	-	$9,490

Stornant	$7,950	$6,767		-	$11,993

Zwiers	$7,950	$5,180	$7,400	-	$13,367

8
Excluding the "Bridge" performance share grants for a 2015 period and a 2015-2016 period, Mr. Krueger's total compensation would have been $7,510,944, well below the target level of $8,365,000 set by the Compensation Committee for 2015, primarily because of a lower-than-target annual bonus payout. In addition, the "performance affected" value of Mr. Krueger's compensation as of the end of fiscal 2015, excluding the approximately $57,000 aggregate amount of "change in pension value" and "all other compensation," but including the bridge performance share grants, is $6,000,000, reflecting the fact Mr. Krueger's compensation is primarily performance-based, stock-based, or both.

9
Mr. Gabel resigned his position with the Company effective February 4, 2016.

10
Mr. Grimes resigned his position with the Company effective June 12, 2015.

11
Mr. Simister resigned his position with the Company effective December 18, 2015.

12
Mr. Stornant was promoted to Senior Vice President, Chief Financial Officer and Treasurer on June 12, 2015.
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Grants of Plan-Based Awards in Fiscal Year 2015

The following table provides information concerning each grant of an award made to the NEOs in fiscal year 2015:

			Estimated Future Payouts Under Non-Equity Incentive Plan Awards[1]			Estimated Future Payouts Under Equity Incentive Plan Awards[2]

Name	Award Type	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)	All Other Stock Awards: Number of Shares of Stock or Units[3] (#)	All Other Option Awards: Number of Securities Underlying Options[4] (#)	Exercise or Base Price of Option Awards[5] ($/Share)	Grant Date Fair Value of Stock and Option Awards[6] ($)

Krueger	Annual Bonus		$718,750	$1,437,500	$2,875,000

	FY15-FY17 Performance Shares	2/11/15				41,071	82,143	164,286				$2,300,004

	FY15-FY16 Performance Shares	2/27/15				15,896	31,791	63,583				$971,533

	FY15 Performance Shares	2/27/15				26,769	53,538	85,214				$1,636,121

	Stock Options	2/11/15								220,988	$28	$1,392,843

	Restricted Stock	2/11/15							74,465			$2,085,020

Gabel	Annual Bonus		$131,635	$263,269	$526,539

	FY15-FY17 Performance Shares	2/11/15				5,739	11,478	22,956				$321,384

	Stock Options	2/11/15								33,514	$28	$211,232

	Restricted Stock	2/11/15							21,293			$596,204

Grimes	Annual Bonus		$183,000	$366,000	$732,000

	FY15-FY17 Performance Shares	2/11/15				7,806	15,612	31,224				$437,136

	Stock Options	2/11/15								36,884	$28	$232,472

	Restricted Stock	2/11/15							12,429			$348,012

Jeppesen	Annual Bonus		$144,798	$289,596	$579,192

	FY15-FY17 Performance Shares	2/11/15				5,739	11,478	22,956				$321,384

	Stock Options	2/11/15								27,028	$28	$170,352

	Restricted Stock	2/11/15							9,108			$255,024

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2016 PROXY STATEMENT

			Estimated Future Payouts Under Non-Equity Incentive Plan Awards[1]			Estimated Future Payouts Under Equity Incentive Plan Awards[2]

Name	Award Type	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)	All Other Stock Awards: Number of Shares of Stock or Units[3] (#)	All Other Option Awards: Number of Securities Underlying Options[4] (#)	Exercise or Base Price of Option Awards[5] ($/Share)	Grant Date Fair Value of Stock and Option Awards[6] ($)

Simister	Annual Bonus		$152,500	$305,000	$610,000

	FY15-FY17 Performance Shares	2/11/15				6,605	13,210	26,421				$369,880

	Stock Options	2/11/15								33,514	$28	$211,232

	Restricted Stock	2/11/15							21,293			$596,204

Stornant	Annual Bonus		$90,740	$181,481	$362,961

	FY15-FY17 Performance Shares	2/11/15				5,107	5,691	5,691				$336,186	[7]

	Stock Options	2/11/15								11,765	$28	$74,152

	Stock Options	6/11/15								12,687	$29.31	$84,881

	Restricted Stock	2/5/15							2,000			$58,100

	Restricted Stock	2/11/15							3,965			$111,020

	Restricted Stock	6/11/15							4,275			$125,300

Zwiers	Annual Bonus		$171,748	$343,496	$686,992

	FY15-FY17 Performance Shares	2/11/15				6,800	13,600	27,200				$380,800

	Stock Options	2/11/15								33,514	$28	$211,232

	Restricted Stock	2/11/15							11,293			$316,204

1
Estimated payout levels relating to the performance bonus and individual bonus. For a description of these bonuses and the payouts under them, see pages 38-42.
2
Estimated payout levels of performance shares granted under the Stock Incentive Plan of 2013 relating to each NEO's participation in the 3-Year Bonus Plan for the 2015-2017 performance period and, for Mr. Krueger, for a 2015 and 2015-2016 performance period. Following the end of the applicable performance period, restrictions may lapse on some, all or none of the performance shares depending upon the Company's achievement of the relevant performance criteria. The Company accrues, but does not pay, dividends on the performance shares during the performance period. At the end of the applicable performance period, the Company will pay to the NEO the accrued dividends (if any) on the performance shares for which the restrictions lapse. For a description of the performance shares granted in 2015 under the Stock Incentive Plan of 2013 (including the 3-Year Bonus Plan and the awards to Mr. Krueger for 2015 and 2015-2016 periods), see pages 42-44.
3
The Company awarded service-based restricted stock awards under the Stock Incentive Plan of 2013 for all NEOs. The restrictions on 25% of the shares received under the awards reflected in this column lapse on each of the third and fourth anniversary and 50% on the fifth anniversary of the award except for the grant of 2,000 restricted shares to Mr. Stornant on February 5, 2015 in recognition of his leadership in his former role as Vice President, Finance, which vests on the first anniversary of the date of grant. All restrictions on shares of restricted stock lapse upon an NEO's death, disability or voluntary termination after attaining age 62 or age 50 with seven years of service with the Company, subject to certain conditions. In the event of a change in control, as described under the "Benefits Upon a Change in Control Only" sub-heading on page 62, restrictions lapse on all shares. Holders of restricted stock are entitled to receive dividends and to vote the restricted shares.
4
The Company granted stock options under the Stock Incentive Plan of 2013 to all NEOs. Stock options granted to NEOs vest ratably over three years beginning on the first anniversary of the grant date and have a term of 10 years. All stock options vest upon an NEO's death, disability or voluntary termination after attaining age 62 or age 50 with seven years of service with the Company, subject to certain conditions. In the event of a change in control, as described under the "Benefits Upon a Change in Control Only" sub-heading on page 62, all stock options vest.
5
The exercise price is equal to the closing market price of shares of Wolverine Worldwide common stock on the date of the grant.
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2016 PROXY STATEMENT

6
Represents the grant date fair value for stock options and award date fair value for performance share and service-based restricted stock awards made in fiscal year 2015, determined as described in footnotes 3 and 4 to the "Summary Compensation Table."
7
For Mr. Stornant the amount also includes the incremental fair value ($169,383), calculated in accordance with ASC Topic 718, with respect to the 2013-2015 and 2014-2016 performance awards held by him that were modified in connection with his promotion to CFO.
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2016 PROXY STATEMENT

Outstanding Equity Awards at 2015 Fiscal Year-End

The following table provides information concerning options and stock awards that have not vested for each NEO outstanding as of January 2, 2016:

		Option Awards				Stock Awards

Name	Grant Date	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable[1] (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested[2] (#)	Market Value of Shares or Units of Stock That Have Not Vested[3] ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested[4] (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other rights That Have Not Vested[3] ($)
Krueger

	Various					280,408	$4,685,618

	Various							613,179	$10,246,221

	2/6/08	7,984	-	$12.53	2/5/18

	2/10/10	44,266	-	$12.50	2/10/20

	2/9/11	98,000	-	$18.25	2/8/21

	2/8/12	114,000	-	$19.92	2/7/22

	2/6/13	133,852	66,926	$21.48	2/5/23

	2/11/14	75,095	150,189	$27.13	2/10/24

	2/11/15		220,988	$28.00	2/10/25

Gabel[5]

	Various					57,140	$954,809

	Various							54,339	$908,005

	7/9/14	5,669	11,336	$26.81	7/8/24

	2/11/15	-	33,514	$28.00	2/10/25

Grimes

	-	-	-	-	-	-	-	-	-

Jeppesen

	Various					52,707	$880,734

	Various							60,283	$1,007,329

	2/8/12	22,400	-	$19.92	2/7/22

	2/6/13	16,827	8,413	$21.48	2/5/23

	2/11/14	7,375	14,748	$27.13	2/10/24

	2/11/15	-	27,028	$28.00	2/10/25

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2016 PROXY STATEMENT

		Option Awards				Stock Awards

Name	Grant Date	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable[1] (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested[2] (#)	Market Value of Shares or Units of Stock That Have Not Vested[3] ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested[4] (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other rights That Have Not Vested[3] ($)
Simister

	7/9/14	5,669	-	$26.81	7/8/24

Stornant

	Various					25,736	$430,049

	Various							17,205	$287,496

	2/7/07	6,000	-	$15.13	2/6/17

	2/6/08	7,800	-	$12.53	2/5/18

	4/16/08	2,600	-	$13.85	4/15/18

	2/10/09	27,000	-	$8.56	2/9/19

	2/10/10	16,800	-	$12.50	2/9/20

	2/9/11	12,300	-	$18.25	2/8/21

	2/8/12	12,640	-	$19.92	2/7/22

	2/6/13	9,060	4,530	$21.48	2/5/23

	2/11/14	3,971	7,941	$27.13	2/10/24

	2/11/15	-	11,765	$28.00	2/10/25

	6/12/15	-	12,687	$29.31	6/11/25

Zwiers

	Various					67,686	$1,131,033

	Various							86,245	$1,441,154

	2/7/07	2,432	-	$15.13	2/6/17

	2/6/08	22,152	-	$12.53	2/5/18

	2/10/09	38,000	-	$8.56	2/9/19

	4/22/09	4,000	-	$10.90	4/21/19

	2/10/10	40,600	-	$12.50	2/9/20

	2/9/11	28,200	-	$18.25	2/8/21

	2/8/12	31,600	-	$19.92	2/7/22

	2/6/13	25,867	12,933	$21.48	2/5/23

	2/11/14	11,337	22,672	$27.13	2/10/24

	2/11/15	-	33,514	$28.00	2/10/25

1
All options become exercisable on the vesting date. The vesting period for options is one-third of the shares on each of the first three anniversaries of the date of the grant. Stock option vesting may accelerate upon certain events, including death, disability or voluntary termination after attaining age 62 or age 50 with seven years of service with the Company, subject to certain conditions, as further described in the "Grants of Plan Based Awards" section.
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2016 PROXY STATEMENT

2
The following table sets forth the vesting dates for the unvested service-based restricted stock awards of each NEO as of January 2, 2016:

Named Executive Officer	Vesting Date	Number of Shares to Vest
Krueger

	2/6/16	18,372

	2/8/16	11,600

	2/9/16	20,800

	2/6/17	18,373

	2/8/17	23,200

	2/11/17	19,213

	2/6/18	36,745

	2/11/18	37,829

	2/11/19	57,043

	2/11/20	37,233

Gabel

	7/9/17	5,211

	1/1/18	3,750

	2/11/18	5,323

	7/9/18	5,212

	1/1/19	3,750

	2/11/19	5,323

	7/9/19	10,424

	1/1/20	7,500

	2/11/20	10,647

Grimes

	-	-

Jeppesen

	2/6/16	2,310

	2/8/16	2,250

	2/6/17	2,310

	2/8/17	4,500

	2/11/17	1,902

	10/8/17	5,000

	2/6/18	4,620

	2/11/18	4,179

	10/8/18	5,000

	2/11/19	6,082

	10/8/19	10,000

	2/11/20	4,554

Simister

	-	-

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2016 PROXY STATEMENT

Named Executive Officer	Vesting Date	Number of Shares to Vest
Stornant

	2/5/16	2,000

	2/6/16	1,245

	2/8/16	1,305

	2/9/16	2,500

	2/6/17	1,245

	2/8/17	2,610

	2/11/17	1,025

	2/6/18	2,490

	2/11/18	2,016

	6/12/18	1,068

	2/11/19	3,042

	6/12/19	1,069

	2/11/20	1,983

	6/12/20	2,138

Zwiers

	2/6/16	3,550

	2/8/16	8,200

	2/9/16	5,900

	2/6/17	3,550

	2/8/17	16,400

	2/11/17	2,923

	2/6/18	7,100

	2/11/18	5,746

	2/11/19	8,670

	2/11/20	5,647

3
The dollar values are calculated using a per share stock price of $16.71, the closing price of Wolverine Worldwide common stock as of the end of fiscal year 2015.
4
Following the end of the applicable three-year performance period, restrictions may lapse on some, all or none of the performance shares depending upon the Company's achievement of the relevant performance criteria.
5
With the exception of 5,669 vested options, all awards listed for Mr. Gabel were forfeited to the Company upon his termination of employment after the end of fiscal 2015.
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2016 PROXY STATEMENT

Option Exercises and Stock Vested in Fiscal Year 2015

	Option Awards		Stock Awards

	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting[1] ($)
Krueger	-	-	124,102	$3,475,530

Gabel	-	-	1,987	$55,636

Grimes	212,146	$2,863,843	36,242	$1,014,885

Jeppesen			16,688	$468,367

Simister	-	-	-	-

Stornant	6,400	$122,240	10,087	$282,448

Zwiers	-	-	38,474	$1,079,831

1
The Company calculates the dollar values using the closing price of Wolverine Worldwide common stock on the date of vesting.

Pension Plans and 2015 Pension Benefits

Wolverine Worldwide maintains the following defined benefit retirement plans covering Messrs. Krueger, Grimes, Jeppesen, Stornant and Zwiers: (1) the Wolverine Worldwide Employees' Pension Plan ("Pension Plan"), which is a funded and tax-qualified defined benefit plan under the Internal Revenue Code that covers eligible employees and (2) the Wolverine World Wide, Inc. 409A Supplemental Executive Retirement Plan ("SERP"), which is an unfunded, non-qualified plan that covers individuals recommended by the CEO and approved by the Compensation Committee.

QUALIFIED PENSION PLAN

Participants vest in the Pension Plan after five years of qualifying service. Subject to the limitations imposed by the Internal Revenue Code, the Pension Plan generally pays a monthly benefit in an amount equal to a percentage of the participant's final average monthly earnings multiplied by his or her number of years of service. For purposes of this benefits formula, the Pension Plan caps years of service at 25 (30 for non-SERP participants), and the percentages of final average monthly earnings is 2.4% for Mr. Krueger and 2.0% for Messrs. Grimes, Jeppesen, Stornant and Zwiers. "Earnings" as used in this formula generally includes base salary and annual bonus, less Social Security allowance, and for 2015 was capped at $265,000, the IRS limit applicable to tax-qualified plans.

Upon retirement, a participant may elect to receive the benefit in the form of a life annuity, 5- or 10-year certain annuities, or joint and 50%, joint and 75%, or joint and 100% survivor annuities. The payments are actuarially adjusted based on the participant's election. Any election, other than an election to receive life annuity benefits, reduces the monthly benefit payable. The "normal" age at which benefits may be drawn under the plan is 65. Mr. Krueger is currently the only NEO eligible to begin drawing early retirement benefits under the Pension Plan.

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2016 PROXY STATEMENT

SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

Messrs. Krueger, Grimes, Jeppesen, Stornant and Zwiers participate in the SERP, which provides retirement benefits above amounts available under the Company's tax-qualified Pension Plan. The SERP benefit generally equals the difference between the participant's retirement benefit under the Pension Plan and the benefits the participant would have received if there were no IRS-imposed cap on earnings when calculating the Pension Plan benefit. The SERP caps years of service at 25 in calculating a participant's benefit. The SERP also allows a retired participant who has five years of service to draw earlier (beginning at age 55) and on different terms than under the Pension Plan. A participant's earnings percentage multiplier is the same under the SERP as it is under the Pension Plan (2.4% for Mr. Krueger and 2.0% for Messrs. Grimes, Jeppesen, Stornant and Zwiers). The Compensation Committee may grant additional deemed years of service to a participant, subject to the cap of 25 years. The full benefit of any additional years of deemed service is paid under the SERP. Mr. Krueger reached the 25-year cap in 2012.

If a retired participant draws the SERP benefit prior to age 65, the reduction factor is 0.333% for each month prior to age 60, and 0.1666% for each month between age 60 and age 65. As of the end of fiscal year 2015, Mr. Krueger was the only NEO eligible to retire and begin drawing early benefits under the SERP.

SERP benefits are paid monthly, and the SERP has a lump sum payment option in the event of death or termination of employment after a change in control. The SERP also includes a disability benefit and a death benefit payable to the participant's designated beneficiary if the participant dies before retiring. The SERP provides for lump sum payments equal to 125% of the net present value of accrued benefits without regard to any reduction for early payment to participants who resign for good reason or are terminated by Wolverine other than for cause or due to death or disability within two years (Messrs. Jeppesen, Stornant and Zwiers) or three years (Mr. Krueger) after a change in control.

The SERP also contains non-competition, confidentiality and employee non-solicitation provisions in favor of Wolverine Worldwide. Under the SERP non-competition provisions, a participant is not entitled to any benefit payment if the participant enters into certain relationships with a competing business prior to the date on which such benefit payment is due. If the participant's employment is terminated for serious misconduct or if Wolverine Worldwide cannot collect under an insurance policy purchased to fund SERP benefits for certain reasons, the Company may terminate a participant's benefits under the SERP. Wolverine Worldwide may terminate the SERP or stop further accrual of SERP benefits for a participating NEO at any time, but termination will not affect previously accrued benefits.

Wolverine Worldwide Notice of 2016 Annual Meeting of Stockholders and Proxy Statement	| Page 59

2016 PROXY STATEMENT

PENSION BENEFITS IN FISCAL YEAR 2015

The following table provides for each NEO certain information concerning each plan that provides for payments or other benefits at, following, or in connection with retirement:

Name	Plan Name	Number of Years Credited Service (#)	Present Value of Accumulated Benefit[1] ($)	Payments During Last Fiscal Year ($)

Krueger	SERP	25	$14,479,640	-

	Pension	20	$1,393,107	-

Gabel	SERP[3]	-	-	-

	Pension[3]	-	-	-

Grimes	SERP	8	$718,658	-

	Pension	8	$307,548	-

Jeppesen	SERP	4	$248,786	-

	Pension	4	$175,148	-

Simister	SERP[3]	-	-	-

	Pension[3]	-	-	-

Stornant	SERP	19	$182,356	-

	Pension	19	$602,337	-

Zwiers	SERP	18	$1,301,485	-

	Pension	18	$523,145	-

1
These values are as of January 2, 2016, and are calculated assuming the participants will commence their benefits at age 65 (in the form of the annuity elected by the NEO) and use the modified RP2014 mortality tables for males and females (post-retirement) projected generationally with modified MP2015 projection scale and a 5.00% discount rate (compared to 4.37% in 2015).
2
The present value of Mr. Krueger's accumulated benefit under the SERP is $3,174,550 greater taking into account his deemed years of service. Mr. Krueger was previously granted three additional service years in 1996 in recognition of his service as a member of Wolverine Worldwide's executive team for three years before becoming a participant in the SERP, and additional deemed years of service were previously granted as part of Mr. Krueger's CEO compensation. The present value of Mr. Krueger's SERP benefit would be $11,305,090 if 20 service years were used to calculate his benefit. Mr. Krueger reached 25 years of service in 2012, the maximum years of service permitted under the SERP, and will not accrue any further years of service under the SERP.
3
The pension plan was closed to new hires starting January 1, 2013. Messrs. Gabel and Simister do not participate in the Pension Plan or SERP.

Potential Payments Upon Termination or Change in Control

Wolverine Worldwide has entered into an Executive Severance Agreement with each currently-employed NEO that provides certain rights, including the right to receive payments in the event of a termination of employment following a change in control. The Company also has entered into an agreement with Mr. Krueger regarding certain termination benefits in the event of termination of his employment under certain other circumstances described below.

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2016 PROXY STATEMENT

BENEFITS TRIGGERED BY TERMINATION FOR CAUSE OR VOLUNTARY TERMINATION

An NEO is not entitled to receive any additional forms of severance payments or benefits upon termination of employment for Cause or upon the NEO's voluntary decision, other than for Good Reason, to terminate his employment.

BENEFITS TRIGGERED BY TERMINATION OTHER THAN FOR CAUSE OR BY THE NEO FOR GOOD REASON

Mr. Krueger entered into a Separation Agreement on March 13, 2008, which states that upon termination of his employment by Wolverine Worldwide without Cause or termination by Mr. Krueger with Good Reason, as such terms are defined in Mr. Krueger's Separation Agreement, Wolverine Worldwide will pay Mr. Krueger the following payments in exchange for a general release of claims in favor of Wolverine Worldwide: (1) continued base salary for 18 months (reduced by payments he receives if he is employed by a Competing Business, as defined in Mr. Krueger's Separation Agreement); (2) the pro-rata portion of the annual incentive bonus and the 3-year bonus for all uncompleted performance periods based on actual corporate performance for the applicable performance periods; (3) the pro-rata portion of the annual individual performance bonus relating to personal performance objectives; and (4) retiree medical benefits for Mr. Krueger, his spouse and dependents for a period starting on the day after the termination date and ending on the last day of the 18th month following the month in which the termination date falls.

"Cause" generally is defined in Mr. Krueger's Separation Agreement to mean: (1) any act or omission knowingly undertaken or omitted with the intent of causing material damage to Wolverine Worldwide; (2) any intentional act involving fraud, misappropriation or embezzlement, that causes material damage to Wolverine Worldwide; (3) repeated willful failure to substantially perform any of his significant duties as reasonably directed by the Board of Directors of Wolverine Worldwide; (4) a conviction (including any plea of guilty or nolo contendere) of any criminal act that (a) results in the executive serving prison time and not being able to perform the normal duties of his position for more than thirty (30) days; or (b) causes material damage to Wolverine Worldwide; or (5) chronic or habitual use or consumption of drugs or alcohol that causes material damage to Wolverine Worldwide.

"Good Reason" generally is defined in Mr. Krueger's Separation Agreement to mean: (1) a material reduction in base compensation, including a reduction in base salary or opportunities under Wolverine Worldwide's bonus plans or equity plans (other than those implemented for the executive team as a whole); (2) a material reduction in authority, duties, or responsibilities; (3) a requirement to report to a Company officer or employee instead of reporting directly to the Board of Directors; or (4) certain relocations, other than those related to a change in the location of Wolverine Worldwide's headquarters affecting a majority of the executive team.

BENEFITS TRIGGERED UPON A CHANGE IN CONTROL

Benefits Upon Termination Following a Change in Control.    Under the Executive Severance Agreements entered into with the NEOs, payments and benefits are triggered when employment is terminated without "Cause" or when an executive terminates employment for "Good Reason" within two years (Messrs. Gabel, Jeppesen, Stornant and Zwiers) or three years (Mr. Krueger) following a change in control of Wolverine Worldwide.

Upon such a qualifying termination, Wolverine Worldwide would pay the lump sum severance payment under the Executive Severance Agreement composed of the following: (1) unpaid base salary and bonus payments that had been earned; (2) in lieu of a bonus payment under the Annual Bonus Plan, an amount equal to the quotient of the number of days the NEO was employed by Wolverine Worldwide, or any successor company, in the year of termination divided by the number of days in the year, multiplied by 100% of the greater of either (a) the bonus awarded to the NEO under an Annual Bonus Plan for the preceding year and (b) the average paid to the NEO over the preceding two-year period under an Annual Bonus Plan; (3) in lieu of payments under the various three-year performance periods that remain open on the date of termination, an amount equal to the bonus the NEO would have received based on actual and assumed performance measures, multiplied by the quotient of the number of days the NEO participated in the performance period prior to the termination, divided by the total number of days in the performance period (in determining the earnings per share or other performance measures that can be determined annually for any year subsequent to the year of termination, performance will equal the level required to

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attain the maximum goal under the three year plan for that year); (4) either two (Messrs. Gabel, Jeppesen, Stornant and Zwiers) or three (Mr. Krueger) times the sum of (a) the NEO's highest annual base salary during the 12-month period prior to termination and (b) the greater of (i) the average amount earned by the NEO during the previous two years under this Annual Bonus Plan and (ii) the amount earned during the previous year under the Annual Bonus Plan; (5) 100% of the positive spread for any stock options held by the NEO on the date of termination, whether or not vested; (6) in the case of Messrs. Krueger and Zwiers, an excise tax gross-up adjustment (Note: the agreements with Messrs. Gabel, Jeppesen and Stornant were entered into after 2008 and that the Committee determined to not provide such gross-ups after that date); and (7) in the case of Messrs. Jeppesen, Stornant and Zwiers, the present value of an additional three years of deemed service under the Pension Plan and SERP. Upon a termination of employment following a change of control, Wolverine Worldwide, or any successor company, will maintain for a period of six months to one year the NEO's benefits under the then-current benefit plans, programs or arrangements that the NEO was entitled to participate in immediately prior to the termination date. Wolverine Worldwide, or any successor company, will provide outplacement services through the last day of the second calendar year following the calendar year of termination.

"Change in Control" under the Executive Severance Agreements generally means certain changes in composition of the Board of Directors, certain acquisitions of 20% or more of Wolverine Worldwide's common stock or combined outstanding voting power of Wolverine World Wide, Inc., and other specified reorganizations, mergers, consolidations, liquidations, dissolutions or distributions of substantial assets (unless such transactions result in the creation of an entity in which at least 50% of the common stock and combined voting power is owned by the owners of record prior to the transaction, no single stockholder owns more than 20% of the combined voting power and a majority of the board remains unchanged).

"Cause" is defined under the Executive Severance Agreements to generally mean the willful and continued failure to substantially perform duties or willfully engaging in gross misconduct that is injurious to the Company.

"Good Reason" is defined under the Executive Severance Agreements generally to mean: (1) any materially adverse change in position, duties, responsibilities or title or any removal, involuntary termination or failure to re-elect an officer; (2) a reduction in annual base salary; (3) any relocation or requirement to substantially increase business travel; (4) the failure to continue providing any executive incentive plans or bonus plans; (5) the failure to continue any employee benefit plan or compensation plan unless a comparable plan is available; (6) the failure to pay any salary, bonus, deferred compensation or other compensation; (7) the failure to obtain an assumption agreement from any successor; (8) any purported termination of the employment which is not effected in a manner prescribed by the Executive Severance Agreement; or (9) any other material breach by Wolverine Worldwide or a successor of its obligations under the Executive Severance Agreement.

Benefits Upon a Change in Control Only.    Upon a change in control of Wolverine World Wide, Inc., absent a determination by the Committee to the contrary all of each NEO's outstanding stock options become immediately exercisable in full and will remain exercisable during their remaining term, regardless of whether the NEO remains an employee of Wolverine Worldwide or any successor company. The Compensation Committee may determine that one or all of the NEOs shall receive cash in an amount equal to the positive spread amount. In addition, all other outstanding equity incentive awards of the NEOs, including shares of restricted stock, become immediately and fully vested and non-forfeitable upon a change in control of Wolverine Worldwide. Change in control for this purpose generally means certain changes in the composition of the Board of Directors, certain acquisitions of 20% of Wolverine Worldwide's common stock and other specified reorganizations, mergers, consolidations, liquidations, dissolutions or dispositions of substantial assets.

Excise Tax Gross-Up.    The Compensation Committee previously determined that Wolverine Worldwide would not provide excise tax gross-up payments in employment agreements entered into after 2008.

BENEFITS TRIGGERED BY RETIREMENT, DEATH OR PERMANENT DISABILITY

Pension Plan.    In the event of death before retirement, the Pension Plan provides the surviving spouse of a vested participant a death benefit equal to the qualified pre-retirement survivor annuity as defined in the Internal Revenue Code (generally 50% of the participant's accrued normal retirement benefit). This benefit is paid annually to the surviving spouse beginning when the participant would have turned 60 and

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continues for the life of the surviving spouse. For participants with at least three years of service as of December 31, 2003, and who have at least 10 years of service and are employed by the Company at the time of death, the amount of the survivor benefit under the Pension Plan is calculated as though the participant had continued as an employee of the Company until age 65 at the compensation level as of the date of death and the benefit begins upon the date of death, unreduced for early commencement. The survivor benefit for participants who meet all the criteria set forth in the preceding sentence, but who die when they are not employed by the Company are entitled to a joint and survivor benefit commencing upon the date of death, unreduced for early commencement.

SERP.    If a SERP participant dies before beginning to receive benefits under the SERP, the Company must, based on the participant's election, pay the beneficiary either a monthly annuity or a lump sum death benefit equal to the present value of the benefit computed as if the participant had retired on the date of death, had begun receiving benefits at age 55 and had continued to receive benefits for the remainder of the participant's life expectancy. If the participant dies after beginning to receive benefit payments, benefits cease unless the participant was receiving benefits in the form of one of the joint and survivor annuity optional elections under the plan or had elected benefits in a form that provides for a continuation of benefits.

If a participant becomes disabled (as defined), the SERP provides a disability benefit equal to 60% of the normal retirement accrued benefit based upon years of service up to the date that the participant became disabled through the date the participant reaches age 65 (at which point, the participant would begin drawing full SERP benefits) or is no longer disabled.

Annual Bonus Plan.    Upon termination of employment at least six months after the beginning of a fiscal year due to death, disability or early or normal retirement, an NEO is entitled to receive a pro rata portion of any annual bonus award earned under the Annual Bonus Plan based on the NEO's service during such fiscal year and actual performance under the Annual Bonus Plan. The annual bonus is payable at the same time and in the same manner as awards are paid to other NEOs for the fiscal year.

Stock Incentive Plans.    Upon death, disability or voluntary termination of employment after attaining age 62 or age 50 with seven years of service with the Company, subject to certain conditions, the restrictions applicable to each NEO's shares of restricted stock terminate automatically and stock options vest in full if held for more than one year or, if employed for less than one year after the grant, on a percentage basis based on months employed after the grant divided by 12. Upon death, disability or voluntary termination of employment after attaining age 62 or age 50 with seven years of service with the Company, subject to certain conditions, the restrictions on performance shares lapse on a prorated basis, based on months employed in the performance period and actual Company performance during the performance period. Any prorated award is payable at the time awards are paid to other NEOs. At fiscal year-end, Mr. Krueger was the only NEO eligible for early vesting as a result of age or service with the Company. On February 10, 2016, for equity grants occurring after that date, the Compensation Committee determined to change the age and years of service requirements for retirement vesting eligibility from the attainment age of 62 or age 50 with seven (7) years of service to the attainment of age 59 with ten (10) years of service and determined to fully accelerate all stock options and service-based restricted shares rather than providing prorated acceleration for such awards held for less than one year.

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DESCRIPTION OF RESTRICTIVE COVENANTS THAT APPLY DURING AND AFTER TERMINATION OF EMPLOYMENT

The SERP contains non-competition, confidentiality and employee non-solicitation provisions in favor of Wolverine Worldwide. Under the non-competition provisions of the SERP, the participant will not be entitled to any benefit payment if, prior to the date on which such benefit payment is due, the participant enters into certain relationships with a competing business.

ESTIMATED PAYMENTS ON TERMINATION OR CHANGE IN CONTROL

The following table summarizes the potential payments and benefits payable to each NEO upon a change in control or termination of employment following each of the triggering events set forth in the table. As required, the amounts in the table assume that the termination of employment or change in control of Wolverine Worldwide took place on the Company's last day of fiscal 2015, which was January 2, 2016. The amounts set out below are in addition to benefits that are generally available to the Company's employees such as distributions under the Company's 401(k) savings plan, disability or life insurance benefits and accrued vacation. Due to the many factors that affect the nature and amount of any benefits provided upon the termination events discussed below, any actual amounts paid or distributed to NEOs may be different. Factors that may affect these amounts include timing during the year of the occurrence of the event, Wolverine Worldwide's stock price and the NEO's age and years of service.

The value of the accelerated vesting of unvested equity-based compensation awards was computed using the closing market price ($16.71) of Wolverine World Wide, Inc.'s common stock on December 31, 2015, the last business day in fiscal 2015. The value for unvested restricted stock is computed by multiplying $16.71 by the number of shares of the NEO's restricted stock that would vest as a result of an event. The value of stock options that would vest as a result of an event equals the difference between the exercise price of each option and $16.71.

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Each of the hypothetical events described in the following table (the highlighted blue headings in the left-hand column) is calculated and reported as a discreet event. For example, the amounts disclosed under the "Change in Control Only" heading are not cumulative with the amounts disclosed under the "Change in Control/Termination" heading.

Termination Event and Payments/Benefits	Krueger		Gabel[1]		Grimes[2]	Jeppesen		Simister[3]	Stornant		Zwiers
Termination by Company for Cause or Voluntary Termination

Termination by Company Other Than for Cause or by Executive for Good Reason	$5,989,073	[4]

Change in Control/Termination

Executive Severance Agreement[5]	18,456,689		1,750,543	[15]	-	$3,703,309	[15]	-	$3,494,983	[15]	$8,732,129

Benefits under Executive Severance Agreement[6]	$58,567		$61,245		-	$55,606		-	$54,129		$58,128

Stock Incentive Plans[7]	$14,931,839		$1,862,814		-	$1,888,065		-	$717,545		$2,572,187

Lump sum payment under the SERP[8]	$23,386,744		-		-	$1,016,290		-	$471,145		$3,348,945

TOTAL	$56,833,839		$3,674,602		-	$6,663,268		-	$4,737,802		$14,711,389

Death

SERP[9]	$18,370,531		-		$1,530,184	$783,942		-	$362,759		$2,387,231

Pension Plan[10]	$960,420		-		$170,415	$0		-	$1,032,697		$1,037,580

Stock Incentive Plans[7]	$4,478,230		$895,506		-	$855,368		-	$407,106		$1,099,585

Earned Incentive Compensation[11]	$4,041,495	[2]	$520,405		-	$880,728		-	$540,758		$924,792

Disability

SERP[12]	$16,783,500		-		-	$607,972		-	$361,141		$2,820,720

Stock Incentive Plans[7]	$4,478,230		$895,506		-	$855,368		-	$407,106		$1,099,585

Earned Incentive Compensation[11]	$4,041,492		$520,405		-	$880,728		-	$540,758		$924,792

Retirement

SERP[13]	$16,783,500		-		-	$0		-	$385,541		$1,886,828

Pension Plan[13]	$1,554,106		-		-	$0		-	$672,982		$581,932

Stock Incentive Plans[7,14]	$4,478,230		-		-	-		-	-		-

Earned Incentive Compensation[11,14]	$4,041,492		-		-	-		-	-		-

Change in Control Only

Stock Incentive Plans[7]	$14,931,839		$1,862,814		-	$1,888,063		-	$717,545		$2,572,187

1
Mr. Gabel is no longer employed by the company and is not currently entitled to any benefits. The table reflects estimated values at 2015 year end, when he would still have been entitled to benefits.
2
Mr. Grimes was not employed at year end and so was only entitled to certain vested pension plan and SERP benefits.
3
Mr. Simister was not employed at year end and so was not entitled to any benefits.
4
The estimate for Mr. Krueger assumes Target performance for the 2015, 2015-2016, 2014-2016 and 2015-2017 performance periods. Actual payout or vesting, if any, would be determined and made at the end of the period. The amount reflected in the table also includes an estimated cost of $25,000 for retiree medical benefits for 18 months and the estimated cost of $14,300 for outplacement services.
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5
Payments would be triggered after termination of employment under certain circumstances within two years (Messrs. Gabel, Jeppesen, Stornant and Zwiers) or three years (Mr. Krueger) following a change in control. Includes amounts payable in cash under the terms of the Executive Severance Agreement, excluding the value of the cash payout to each NEO of the option spread for already vested options. The timing of the payment would be delayed to the extent earlier payment would trigger Section 409A of the Tax Code. The value of unvested options and service-based restricted shares that vest upon a change in control under the terms of the Company's stock incentive plans are included in the Stock Incentive Plans row.
6
These estimates assume that Wolverine Worldwide, or any successor company, maintains the benefit plans for a period of one year after termination and the outplacement services for a period beginning with the date of termination and ending on the last day of the second calendar year following the calendar year in which the date of termination occurred.
7
Reflects the value of unvested stock options and shares of restricted stock that would vest because of the event.
8
Reflects the entire lump sum benefit payable to applicable NEOs, including any accumulated benefit. For a description of the SERP, see "Supplemental Executive Retirement Plan" under the heading "Pension Plans and 2015 Pension Benefits." The timing of the payment would be delayed to the extent earlier payment would trigger Section 409A of the Tax Code.
9
Reflects the entire lump sum death benefit payable to a participating NEO's beneficiary, including any accumulated benefit.
10
Amounts reflect the net present value of the annuity paid to the surviving spouse calculated using the same discount rate and mortality assumptions used in the Pension Benefits table under the heading "Pension Benefits in Fiscal Year 2015" under the heading "Pension Plans and 2015 Pension Benefits." In accordance with the terms of the Pension Plan, the death benefit for Messrs. Krueger and Zwiers was calculated as though the NEO had continued as an employee of Wolverine Worldwide until age 65 at the compensation level as of the date of death.
11
Under the Annual Bonus Plan and the terms of performance share awards, each NEO may be eligible to receive a pro rata portion of any award if employment is terminated as a result of any of the specified events in the table. The amount reported represents (a) actual payout under the Annual Bonus Plan for fiscal year 2015, (b) actual payout under the 2013-2015 performance cycle and the 2015 performance cycle, and (c) estimated target performance for the 2014-2016, 2015-2016, and 2015-2017 performance cycles. Performance shares would vest on a prorated basis based on actual Company performance.
12
Reflects the net present value of the annuity using the same discount rate and mortality assumptions used in the Pension Benefits table and assuming the NEO drew the disability benefit until age 65 and then the normal retirement benefit.
13
Reflects the net present value of benefits, as reflected in the Pension Benefits table under the heading "Pension Benefits in Fiscal Year 2015" under the heading "Pension Plans and 2015 Pension Benefits."
14
Mr. Krueger is the only NEO eligible for retirement (as defined in the applicable plan) at fiscal 2015 year end.
15
The Executive Severance Agreements with Messrs. Gabel, Jeppesen and Stornant do not include excise tax gross-up adjustments. Under the provisions of their Agreements, if payments to Messrs. Gabel, Jeppesen or Stornant under the Agreement would trigger application of an excise tax, the Company would reduce the payment to an amount that avoids application of the excise tax and minimizes the impact on the payments to Messrs. Gabel, Jeppesen and Stornant.
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Audit Committee Report

The Audit Committee of the Board of Directors consists of five directors who are independent under the Company's Director Independence Standards, the NYSE listed company standards, and applicable SEC standards. The Audit Committee represents and assists the Board in fulfilling its oversight responsibility regarding the Company's financial statements and the financial reporting process, the internal control over financial reporting, the performance of the internal audit function and the independent registered public accounting firm, the qualifications and independence of the independent registered public accounting firm, the annual independent audit of Wolverine Worldwide's financial statements and internal control over financial reporting, and compliance with legal and regulatory requirements. The Audit Committee is directly responsible for appointing, retaining, compensating, overseeing, evaluating and terminating (if appropriate) Wolverine Worldwide's independent registered public accounting firm. Wolverine Worldwide's management has primary responsibility for the financial statements and the financial reporting process, including the application of accounting and financial principles, the preparation, presentation and integrity of the financial statements, and the systems of internal controls and other procedures designed to promote compliance with accounting standards and applicable laws and regulations. Wolverine Worldwide's independent registered public accounting firm is responsible for expressing an opinion on the conformity of Wolverine Worldwide's financial statements with generally accepted accounting principles and for auditing the effectiveness of Wolverine Worldwide's internal control over financial reporting.

The Audit Committee has taken steps to provide assurances regarding Audit Committee composition and procedures, the independence of Wolverine Worldwide's independent registered public accounting firm and the integrity of Wolverine Worldwide's financial statements and disclosures. These steps include: (i) reviewing the Audit Committee Charter; (ii) reviewing with legal counsel and the independent registered public accounting firm the Accounting and Finance Code of Ethics; (iii) maintaining Financial, Accounting and Business Ethics Complaint Procedures to allow employees, stockholders and the public to report concerns regarding Wolverine Worldwide's financial statements, internal controls and disclosures; and (iv) reviewing procedures for the Audit Committee to pre-approve all audit and non-audit services provided by Wolverine Worldwide's independent registered public accounting firm.

As part of its supervisory duties, the Audit Committee has reviewed Wolverine Worldwide's audited financial statements for the fiscal year ended January 2, 2016, and has discussed those financial statements with Wolverine Worldwide's management and internal financial staff, and the internal auditors and independent registered public accounting firm with and without management present. The Audit Committee has also reviewed and discussed the following with Wolverine Worldwide's management and the financial staff, and with the internal auditors and independent registered public accounting firm with and without management present:

  •
  Accounting and financial principles and significant assumptions, estimates and matters of judgment used in preparing the financial statements

  •
  Allowances and reserves for accounts receivable, inventories and taxes

  •
  Accounting for acquisitions, pension plans and equity-based compensation plans

  •
  Goodwill impairment analysis

  •
  Other significant financial reporting issues and practices

The Audit Committee has discussed with Wolverine Worldwide's independent registered the results of its examinations and its judgments concerning the quality, as well as the acceptability, of Wolverine Worldwide's accounting principles and such other matters that it is required to discuss with the independent registered public accounting firm under applicable rules, regulations or generally accepted auditing standards, including the matters required to be discussed by applicable rules of the Public Company Accounting Oversight Board ("PCAOB"). In addition, the Audit Committee has received from the independent registered public accounting firm the written disclosures and the letter required by the applicable requirements of the PCAOB regarding the independent registered public accounting firm's communications with the Audit Committee concerning independence rules and has discussed their independence from Wolverine Worldwide and Wolverine Worldwide's management with them, including a consideration of the compatibility of non-audit services with

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their independence, the scope of the audit and the scope of all fees paid to the independent registered public accounting firm during the year. After and in reliance upon the reviews and discussions described above, the Audit Committee recommended that the audited financial statements for the fiscal year ended January 2, 2016, be included in Wolverine Worldwide's Annual Report on Form 10-K for the year then ended to be filed with the SEC.

Respectfully submitted,

William K. Gerber (Chairperson)
Jeffrey M. Boromisa
Roxane Divol
Brenda J. Lauderback
Michael A. Volkema

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Independent Registered Public Accounting Firm

The Company's Audit Committee has adopted a policy under which the Audit Committee must approve all audit and non-audit services provided by the Company's independent registered public accounting firm, Ernst & Young LLP, and which prohibits Ernst & Young LLP from providing any non-audit services that are prohibited by the SEC or the PCAOB. The Company's Audit Committee provides categorical pre-approval for routine and recurring services, with specific service descriptions and budgets. All audit services, internal control-related services, and other services not within the specifically pre-approved service descriptions and budgets require engagement-specific pre-approval. With certain exceptions (such as pre-approval of audit services), the Audit Committee may delegate engagement-specific pre-approval to one or more Committee members, and has so delegated in certain instances to the Audit Committee Chairperson. Management must communicate to the Audit Committee at its next regularly scheduled meeting any services approved by a Committee member. Wolverine Worldwide's Audit Committee pre-approved all fees paid to Ernst & Young LLP for services performed in 2015 and 2014. The aggregate fees billed by Ernst & Young LLP for audit and non-audit services were:

	2015	2014
Audit Fees[1]	$1,607,400	$1,689,100
Audit Related Fees	-	-

Total Audit and Audit Related	$1,607,400	$1,689,100
Tax Fees
Tax Compliance	$777,600	$651,900
Tax Planning & Advisory	$100,250	$615,000
Tax Planning & Advisory Other	-	-

Total Tax Fees	$877,850	$1,266,900
All Other Fees	-	-

Total Fees	$2,485,250	$2,956,000

1
"Audit Fees" is comprised of fees for the annual audit, reviews of the financial statements included in Wolverine Worldwide's Quarterly Reports on Form 10-Q, audit of internal control over financial reporting, foreign statutory audits and consultations concerning accounting matters associated with the annual audit.

Wolverine Worldwide's Audit Committee has adopted a policy restricting the Company's hiring of current or former partners or employees of the independent registered public accounting firm retained by the Company.

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Item 2 – Ratification of Appointment of Independent Registered Public Accounting Firm

Ernst & Young LLP ("Ernst & Young") was the Company's independent registered public accounting firm for the fiscal year ended January 2, 2016. The Audit Committee has reappointed Ernst & Young as the Company's independent registered public accounting firm for the current fiscal year. As a matter of good corporate governance, the Audit Committee has determined to submit its appointment of Ernst & Young to the Company's stockholders for ratification. If this appointment is not ratified by the holders of a majority of shares cast affirmatively or negatively on the matter, the Audit Committee will review its future selection of an independent registered public accounting firm. Even if the appointment is ratified, the Audit Committee in its discretion may select a different independent registered public accounting firm any time during the year if it determines that such a change would be in the best interests of the Company and the Company's stockholders.

The Audit Committee reviewed Ernst & Young's performance prior to appointing them as the Company's independent registered public accounting firm, and considered:

  •
  the historical and recent performance of Ernst & Young on the Company's audit, including the quality of the engagement team and Ernst & Young's experience, client service, responsiveness and technical expertise;

  •
  the PCAOB report of selected Ernst & Young audits;

  •
  the appropriateness of fees charged;

  •
  Ernst & Young's familiarity with the Company's accounting policies and practices and internal control over financial reporting; and

  •
  Ernst & Young's financial strength and performance.

Representatives of Ernst & Young are expected to be present at the Annual Meeting. They will have an opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions from stockholders.

Board Recommendation

The Board recommends that you vote "FOR" ratification of the Audit Committee's selection of the firm of Ernst & Young LLP as the Company's independent registered public accounting firm for fiscal year 2016.

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Item 3 – Advisory Resolution To Approve Executive Compensation

The Company is asking its stockholders to indicate their support for Wolverine Worldwide's NEO compensation, as described in this proxy statement. This proposal, commonly known as a "say-on-pay" proposal, gives the Company's stockholders the opportunity to express their view on compensation for the Company's NEOs. The say-on-pay vote is advisory and, therefore, not binding on the Company, the Compensation Committee or the Board. Even though non-binding, the Board and Compensation Committee value the opinions of Wolverine Worldwide's stockholders and will review and consider the voting results when making future decisions regarding the Company's executive compensation program.

The Company encourages stockholders to read the "Compensation Discussion and Analysis" ("CD&A") section of this proxy statement beginning on page 29. As described in the CD&A section, the Compensation Committee has structured the executive compensation program to achieve the following key objectives:

  •
  Align the interests of NEOs with those of the stockholders through weighting heavily at-risk and variable compensation

  •
  Provide incentives for achieving specific, near-term corporate, business unit and individual goals and reward the achievement of those goals

  •
  Provide incentives for achieving pre-established, longer-term corporate financial goals and reward achievement of those goals

  •
  Attract and retain talented NEOs who will lead Wolverine Worldwide and drive for superior business and financial performance

The executive compensation program achieves these objectives, in part, by:

  •
  Weighting at-risk and variable compensation (annual bonuses and long-term incentives) much more heavily than fixed compensation (base salaries)

  •
  Rewarding annual performance while maintaining emphasis on longer-term objectives

  •
  Blending cash, non-cash, long- and short-term compensation components, and current and future compensation components

The Company encourages stockholders to read the Summary Compensation Table and other related compensation tables and narrative, appearing on pages 49-66, which provide detailed information on the compensation of the Company's NEOs.

The Compensation Committee and the Board of Directors believe that the Company's compensation program and its policies and procedures articulated in the CD&A section are effective in aligning the interests of the Company's NEOs with the interests of stockholders, promoting the achievement of the Company's near and long term objectives, and increasing stockholder value.

In accordance with the rules under Section 14A of the Exchange Act, and as a matter of good corporate governance, the Company asks stockholders to approve the following advisory resolution at the 2016 Annual Meeting of Stockholders:

RESOLVED, that the stockholders of Wolverine World Wide, Inc. (the "Company") approve, on an advisory basis, the compensation of the Company's named executive officers disclosed in the Compensation Discussion and Analysis section, the Summary Compensation Table and the related compensation tables, notes and narrative in the Proxy Statement for the Company's 2016 Annual Meeting of Stockholders.

Board Recommendation

The Board recommends that you vote "FOR" approval of the advisory resolution to approve executive compensation.

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Item 4 – Approval of Stock Incentive Plan of 2016

Overview

On February 10, 2016, the Board of Directors unanimously adopted and approved the Wolverine World Wide, Inc. Stock Incentive Plan of 2016 (the "Plan"), subject to stockholder approval. The Plan allows grants of cash awards, stock options, stock appreciation rights, restricted stock, restricted stock units and stock awards, any of which may be performance-based, and for incentive bonuses.

Since its approval by stockholders at the 2013 annual meeting, the Company has granted stock incentive awards under the Company's Stock Incentive Plan of 2013 (which superseded certain earlier plans with respect to awards granted following its adoption) (the "Prior Plan"). If the Plan is approved by the Company's stockholders as proposed, no further awards will be made under the Prior Plan, and the Plan will become the primary equity compensation plan for the Company. Upon effectiveness of the Plan, the only other equity plan under which common stock of the Company may be issued is the Outside Directors' Deferred Compensation Plan.

The Company has granted stock options under the Plan with respect to 1,450,389 shares, subject to stockholder approval of the Plan at the 2016 annual meeting or any adjournment thereof. These stock option awards are granted subject to, and may not be exercised prior to stockholder approval of the Plan. No other awards under the Plan have been granted subject to stockholder approval. Stockholder approval of the Plan will be deemed to constitute approval of any options previously granted under the Plan and such options will count against the shares authorized for issuance under the Plan.

Why You Should Vote For the Plan

The Board of Directors recommends that the Company's stockholders approve the Plan because it believes that equity awards are a critical part of the Company's compensation program and are essential to the Company's ability to effectively compete for and appropriately motivate and reward key talent. The Board of Directors believes that it is in the interests of both the Company and its stockholders to strengthen the Company's ability to attract, motivate and retain high quality employees, directors and consultants and to incentivize such persons to achieve the Company's financial and strategic goals through equity and other performance-based awards. In addition, approval of the Plan by the Company's stockholders would preserve the Company's ability to grant stock options, stock appreciation rights and other awards under the Plan that may qualify as tax-deductible "qualified performance-based compensation," as described in more detail below. The Company is seeking stockholder approval of the Plan because the Board of Directors does not believe that the shares available for issuance with respect to equity awards under the Prior Plan are sufficient to meet the Company's short- or long-term needs. If the Plan is not approved at the Annual Meeting, the Plan will not be effective and the Company will have less than 10,000 shares under the Prior Plan. The Company believes that the availability of 6,100,000 shares under the Plan would provide sufficient additional shares to continue to make awards at historical average rates for one year or less.

Promotion of Good Corporate Governance Practices

The Plan includes a number of provisions that we believe promote good corporate governance and the interests of stockholders. Under the Plan:

  •
  Stock options and stock appreciation rights may not be granted with exercise prices lower than the fair market value of the underlying shares on the grant date

  •
  The administrator may not, without prior approval of the Company's stockholders, "reprice" any previously granted underwater stock options or stock appreciation rights

  •
  Shares underlying awards issued under the Plan will not be recycled into the share pool under the Plan if they are withheld in payment of the exercise price of the award or to satisfy tax withholding obligations in respect of the award or if they were not issued upon the net
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    settlement or net exercise of stock-settled stock appreciation rights, and the number of shares available for delivery under the Plan will not be increased by any shares that have been repurchased on the open market with the proceeds of a stock option exercise

  •
  The Plan has a fungible share feature whereby so-called "full value" awards are counted against the share pool at a higher rate (2.6:1) than stock options or stock appreciations rights

  •
  Outstanding awards under the Plan may be forfeited in the event a participant engages in an act of misconduct

  •
  The Administrator may recover awards made under the Plan and payments under or gain in respect of any award in accordance with the Company's Policy for Recovery of Incentive Compensation or any other clawback policy maintained by the Company

  •
  Awards generally must be granted with vesting schedules pursuant to which they will not vest or become exercisable for at least one year

  •
  The Plan limits the aggregate grant date value of awards that may be granted to non-employee directors

  •
  No dividends or dividend equivalents will be paid with respect to performance-based restricted stock units and restricted stock until the underlying performance awards vest

  •
  No dividends or dividend equivalents will be paid with respect to shares subject to stock options

  •
  Awards generally may not be transferred except by will or the laws of descent and distribution or, if approved by the administrator, to certain family members, family trusts, or family partnerships pursuant to a gift or domestic relations order

  •
  Under the Plan, the administrator may grant performance-based awards intended to qualify as exempt performance-based compensation under Section 162(m) of the Internal Revenue Code of 1986, as well as other performance-based awards

Key Data

The following table provides information regarding equity awards outstanding and shares available for future awards under all of the Company's equity plans as of January 2, 2016 (and without giving effect to approval of the Plan under this Item 4). We have no equity awards outstanding other than stock options, restricted stock and performance awards.

Total shares underlying all outstanding stock options	6,372,394

Weighted average exercise price of outstanding stock options	$20.54

Weighted average remaining contractual life of outstanding stock options	6.1

Total shares underlying all outstanding and unvested performance shares	1,506,119

Total shares underlying all outstanding and unvested restricted stock (excluding performance shares)	1,726,639

Shares available for future awards that could be issued under Prior Plan*	4,780,457

Shares available for future issuance under the Outside Directors' Deferred Compensation Plan	213,542

*
No shares will be issued under Prior Plan upon the approval of the Plan (defined above as the Stock Incentive Plan of 2016). Upon approval of the Plan, the only shares available for future awards will be the (1) shares approved under the Plan, and (2) the 213,542 shares under the Outside Directors' Deferred Compensation Plan. No shares under any prior plan, except the Stock Incentive Plan of 2016 in the Outside Directors' Deferred Compensation Plan, will be available for future issuance.

Section 162(m) of the Code

The Board of Directors believes that it is in the best interests of the Company and its stockholders to continue to maintain an equity incentive plan under which awards made to the Company's executive officers may be deductible by the Company for federal income tax purposes. Approval of the Plan by the Company's stockholders would preserve the Company's ability to grant stock options, stock appreciation rights

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and other awards under the Plan that may qualify as "qualified performance-based compensation" within the meaning of Section 162(m) of the Internal Revenue Code of 1986 (the "Code"). In general, under Section 162(m) of the Code, compensation in excess of $1,000,000 paid in any one year to the Company's chief executive officer or any of the Company's three other most highly compensated executive officers (other than the Company's CFO) is not deductible unless it satisfies the requirements of an exception for "qualified performance-based compensation." For compensation awarded under a plan to fit within this exception under Section 162(m) of the Code, among other things, the following terms must be disclosed to and approved by the stockholders of the company before the compensation is paid: (i) a description of the employees eligible to receive such awards, (ii) a description of the business criteria on which the performance goals may be based, and (iii) the maximum amount that can be paid to any participant for a specified period. Although stockholder approval is one of the requirements of the exception to the deductibility limits under Section 162(m) of the Code, even with stockholder approval, there can be no guarantee that awards under the Plan will be deductible as qualified performance-based compensation under Section 162(m) of the Code. In addition, the Compensation Committee has and will continue to have authority to pay or provide compensation (including under the Plan, if approved by stockholders) that is not deductible under Section 162(m) of the Code in order to maintain a competitive compensation program and provide compensation that will attract and retain highly qualified executives.

Plan Summary

The following summary of the material terms of the Plan is qualified in its entirety by reference to the complete statement of the Plan, which is set forth in Appendix A to this proxy statement.

Administration

The Plan will be administered by the Compensation Committee, which is referred to in this summary in its capacity as administrator of the Plan as the "administrator." Any power of the Compensation Committee as administrator may also be exercised by the Board of Directors, except to the extent that the grant or exercise of such authority would cause any award or transaction to become subject to (or lose an exemption under) the short-swing profit recovery provisions of Section 16 of the Exchange Act or cause an award designated as a performance award not to qualify for treatment as performance-based compensation under Section 162(m) of the Code. Subject to the express provisions of the Plan, the administrator is authorized and empowered to do all things that it determines to be necessary or appropriate in connection with the administration of the Plan. All decisions, determinations and interpretations by the Compensation Committee regarding the Plan and awards granted under the Plan will be final and binding on all participants and other persons holding or claiming rights under the Plan or to an award under the Plan. The Compensation Committee may authorize one or more officers of the Company to perform any or all things that the administrator is authorized and empowered to do or perform under the Plan; provided, however, that no such officer may designate himself or herself as a recipient of any awards granted under the authority delegated to such officer and that any delegation of the power to grant awards to an officer must otherwise be consistent with the requirements of Section 157(c) of the Delaware General Corporation Law. The Compensation Committee has designated the Company's CEO, CFO, general counsel and secretary, and head of the human resource function to assist in administering the Plan and executing award agreements and other documents entered into under the Plan. In addition, the Compensation Committee may delegate any or all aspects of the day-to-day administration of the Plan to one or more officers or employees of the Company or any subsidiary, and/or to one or more agents.

Eligibility

Any person who is a current or prospective officer or employee of the Company or of any Company subsidiary will be eligible for selection by the administrator for the grant of awards under the Plan. In addition, non-employee directors and any service providers who have been retained to provide consulting, advisory or other services to the Company or to any Company subsidiary will be eligible for the grant of awards under the Plan. Stock options intended to qualify as "incentive stock options" ("ISOs") within the meaning of Section 422 of the Code may only be granted to employees of the Company or a Company subsidiary. As of February 29, 2016, approximately 8 executive officers, 450 employees, 10 non-employee directors and a very limited number (likely less than 10) of other service providers would be eligible to participate in the Plan. As of this same date, the closing price of a share of common stock of the Company was $18.93.

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Shares Subject to the Plan and to Awards

Subject to changes in the Company's capitalization, the aggregate number of shares of the Company's common stock issuable pursuant to all awards under the Plan will not exceed 6,100,000 plus any shares of the Company's common stock underlying awards granted under the Prior Plan or the Company's Stock Incentive Plan of 2010 that on or after the effective date of the Plan cease for any reason to be subject to such awards (other than by reason of exercise or settlement of the awards to the extent they are exercised for or settled in vested and nonforfeitable shares). Any shares granted under stock options or stock appreciation rights will be counted against this limit on a one-for-one basis, and any shares granted under any other awards will be counted against this limit as 2.6 shares for every one share subject to such award. The shares issued pursuant to awards granted under the Plan may be shares that are authorized and unissued or issued shares that were reacquired by the Company, including shares purchased in the open market. No fractional shares will be delivered under the Plan.

For purposes of determining the share limits described in the paragraph above, the aggregate number of shares issued under the Plan at any time will equal only the number of shares actually issued (as calculated above) upon exercise or settlement of an award. Notwithstanding the foregoing, shares subject to an award under the Plan may not again be made available for issuance under the Plan if such shares were: (i) subject to a stock-settled stock appreciation right and were not issued upon the net settlement or net exercise of such stock appreciation right, (ii) used to pay the exercise price of a stock option or the purchase price, if any, for an award, (iii) delivered to or withheld by the Company to pay the withholding taxes related to an award, or (iv) repurchased on the open market with the proceeds of a stock option exercise. Shares subject to awards that have been canceled, expired, forfeited or otherwise not issued under an award and shares subject to awards settled in cash will not count as shares issued under the Plan for purposes of the above limit.

Subject to certain adjustments, the aggregate number of shares that may be delivered, or the value of which could be paid in cash or other property, under awards granted under the Plan during any calendar year to any one participant may not exceed 3,600,000 and the aggregate number of shares that may be issued pursuant to the exercise of ISOs granted under the Plan may not exceed 3,600,000. The maximum amount payable pursuant to that portion of an incentive bonus granted in any calendar year to any participant under the Plan that is intended to satisfy the requirements for "performance-based compensation" under Section 162(m) of the Code may not exceed $20,000,000. The aggregate grant date fair value of awards (computed as of the date of grant in accordance with applicable financial accounting rules) granted under the Plan during any calendar year to any one non-employee director will not exceed $400,000.

In addition, (i) no portion of any grant of restricted stock will be scheduled to vest prior to the date that is one year following the date the restricted stock is granted; (ii) no portion of any grant of an option or stock appreciation right will be scheduled to become exercisable prior to the date that is one year following the date the option or stock appreciation right is granted; and (iii) no portion of any grant of a restricted stock unit or incentive bonus will be scheduled to vest or be settled, paid or distributed prior to the date that is one year following the date the award is granted; provided; however, that awards that result in the issuance of an aggregate of up to 5% of the shares reserved for issuance under the Plan may be granted to eligible persons without regard to the minimum vesting, exercisability, settlement, payment and distribution provisions described in this paragraph.

Stock Options

Stock options granted under the Plan may either be ISOs or stock options that are not intended to qualify as ISOs ("nonqualified stock options" or "NQSOs"). The administrator will establish the exercise price per share under each stock option, which will not be less than the fair market value (or 110% of the fair market value in the case of ISOs granted to individuals who own more than 10% of the Company's common stock) of a share on the date the stock option is granted, except in certain cases where substitute or replacement awards are granted in connection with a merger or acquisition. The administrator will establish the term of each stock option, which in no case may exceed a period of 10 years from the date of grant (or five years in the case of ISOs granted to individuals who own more than 10% of the Company's common stock). Unless the administrator determines otherwise, (i) upon termination of employment other than due to death, disability, retirement or termination for cause, to the extent vested on the date of such termination, stock options remain exercisable for three months following such date (or until the expiration date of the stock option, if earlier), (ii) upon death or disability, stock options become fully vested and remain exercisable for one year following such event (or until the expiration date of the stock option, if earlier), (iii) upon retirement, stock options become fully vested and remain exercisable until their expiration date, and (iv) upon termination of employment for cause, all stock options are forfeited.

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No dividends or dividend equivalents may be paid or granted in respect of shares subject to stock options and no holder of a stock option is entitled to any dividends with respect to the shares subject to stock options unless and until such stock options have vested and have been exercised in accordance with the terms of the Plan and the applicable award agreement and such shares are reflected as issued and outstanding.

Stock Appreciation Rights

A stock appreciation right provides the right to receive the monetary equivalent of the increase in value of a specified number of the shares over a specified period of time after the right is granted. Stock appreciation rights may be granted to participants either in tandem with or as a component of other awards granted under the Plan ("tandem SARs") or not in conjunction with other awards ("freestanding SARs"). All freestanding SARs will be granted subject to the same terms and conditions applicable to options as set forth above and in the Plan, and all tandem SARs will have the same exercise price, vesting, exercisability, forfeiture and termination provisions as the award to which they relate.

Restricted Stock and Restricted Stock Units

Restricted stock is an award or issuance of shares the grant, issuance, retention, vesting and/or transferability of which is subject during specified periods of time to certain conditions (including continued employment or performance conditions) determined by the administrator. Restricted stock units are awards denominated in units of shares under which the issuance of shares is subject to such conditions (including continued employment or performance conditions) and terms as the administrator deems appropriate. Notwithstanding the satisfaction of any performance goals, the number of shares granted, issued, retainable and/or vested under a restricted stock award or restricted stock units on account of either financial performance or personal performance evaluations may at all times be reduced, but not increased, by the administrator on the basis of such further consideration as the administrator may determine.

Unless the administrator determines otherwise, (i) upon termination of employment for any reason other than death, disability or retirement, all restricted stock and restricted stock units still subject to restrictions as of the date of termination will be forfeited, and (ii) upon death, disability or retirement, in general, the restrictions remaining on a participant's restricted stock and restricted stock units will lapse, except that in the case of awards intended to satisfy the exception for "performance-based compensation" under Section 162(m) of the Code, any applicable qualifying performance criteria will not lapse upon a participant's retirement other than in a manner that is consistent with such requirements.

Unless otherwise determined by the administrator, participants holding shares of restricted stock granted under the Plan may exercise full voting rights with respect to those shares during the period of restriction, but participants will have no voting rights with respect to shares underlying restricted stock units unless and until such shares are reflected as issued and outstanding shares on the Company's stock ledger.

The administrator will determine the extent to which participants are entitled to receive dividends or dividend equivalents with respect to restricted stock and shares underlying restricted stock units. Any cash or stock dividends and dividend equivalents with respect to restricted stock and restricted stock units granted as performance awards, if any, will be withheld by the Company for the participant's account and will be paid, if at all, (i) in the case of restricted stock, upon the achievement of the applicable performance measure(s) and the satisfaction of any other restrictions imposed on the restricted stock in respect of which the dividends were paid and (ii) in the case of restricted stock units, at the time the shares and/or cash underlying such restricted stock units is paid, and any dividends deferred in respect of any restricted stock and restricted stock units granted as performance awards will be forfeited upon the forfeiture of such restricted stock and restricted stock units. Any non-cash dividends or distributions paid with respect to restricted stock and restricted stock units granted as performance awards will be subject to the same restrictions that apply to the award to which they relate.

Stock Awards

Stock awards may be granted under the Plan with such terms and conditions as determined by the administrator, consistent with the 5% limit set forth above under "Shares Subject to the Plan and to Awards." Participants will have all voting, dividend, liquidation and other rights with respect to shares underlying a stock award, but such awards may be subject to restrictions on transfer as determined by the administrator.

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Incentive Bonuses

An incentive bonus will confer upon the participant the opportunity to earn a future payment, in cash or shares, tied to the level of achievement with respect to one or more performance criteria established for a performance period of not less than one year. The administrator will establish the terms and conditions to which the award is subject, including performance criteria and the level of achievement of the criteria that will determine the target and maximum amounts payable under an incentive bonus award, which criteria may be based on financial performance and/or personal performance evaluations. An incentive bonus may or may not be intended to satisfy the requirements of the "performance-based compensation" exception under Section 162(m) of the Code. Notwithstanding the satisfaction of any performance goals, the amount paid under an incentive bonus award on account of either financial performance or personal performance evaluations may be reduced, but not increased, by the administrator on the basis of such further consideration as the administrator may determine.

Deferral of Gains

The administrator may, in an award agreement or otherwise, provide for the deferred delivery of shares upon settlement, vesting or other events with respect to restricted stock or restricted stock units, or for the deferred payment or satisfaction of an incentive bonus. However, in no event will any deferral of the delivery of shares or any other payment with respect to any award be allowed if the administrator determines, in its sole and absolute discretion, that the deferral would result in the imposition of the additional tax under Section 409A of the Code.

Qualifying Performance Criteria

With respect to performance-based awards the administrator may establish performance criteria and level of achievement of such criteria that will determine the number of shares to be granted, retained, vested, issued or issuable under or in settlement of or the amount payable pursuant to an award, which criteria may be based on "qualifying performance criteria" (as described below) or other standards of financial performance and/or personal performance evaluations. In addition, the administrator may specify that an award or a portion of an award is intended to satisfy the requirements for "performance-based compensation" under Section 162(m) of the Code, provided that the performance criteria for such award or portion of an award that is intended by the administrator to satisfy the requirements for "performance-based compensation" under Section 162(m) of the Code will be a measure based on one or more qualifying performance criteria selected by the administrator and specified in writing at the time the award is granted, which will be not later than 90 days after the commencement of the performance period to which the incentive bonus relates (or at such earlier time as is required to qualify the incentive bonus as performance-based under Section 162(m) of the Code). The administrator will certify the extent to which any qualifying performance criteria has been satisfied, and the amount payable as a result thereof, prior to payment, settlement or vesting of any award that is intended to satisfy the requirements for "performance-based compensation" under Section 162(m) of the Code.

For purposes of the Plan, the term "qualifying performance criteria" means an objectively determinable measure of performance relating to any one or more of the following performance criteria, or derivations of such performance criteria, either individually, alternatively or in any combination, applied to either the Company as a whole or to a business unit, division, line or subsidiary, either individually, alternatively or in any combination, and measured either annually or cumulatively over a period of years, on an absolute basis or relative to a pre-established target, to previous years' results or to an index or indices or a designated comparison group or groups, in each case as specified by the administrator: (i) net earnings or earnings per share (including earnings before interest, taxes, depreciation and/or amortization), (ii) income, net income or operating income, (iii) revenues, (iv) net sales, (v) return on sales, (vi) return on equity, (vii) return on capital (including return on total capital or return on invested capital), (viii) return on assets or net assets, (ix) earnings per share, (x) economic or business value added measurements (xi) return on invested capital, (xii) return on operating revenue, (xiii) cash flow (before or after dividends), (xiv) stock price, (xv) total stockholder return, (xvi) market capitalization, (xvii) economic value added, (xviii) debt leverage (debt to capital), (xix) operating profit or net operating profit, (xx) operating margin or profit margin, (xxi) cash from operations, (xxii) market share, (xxiii) product development or release schedules, (xxiv) new product innovation, (xxv) cost reductions, (xxvi) customer acquisition or retention, (xxvii) customer service, or (xxviii) customer satisfaction.

To the extent consistent with the requirements for satisfying performance-based compensation exception under Section 162(m) of the Code, the administrator (i) may appropriately adjust any evaluation of performance under qualifying performance criteria to eliminate the effects of charges for restructurings, discontinued operations, unusual or infrequently occurring items and all items of gain, loss or expense determined

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to be unusual or infrequent in nature or related to the disposal of a segment of a business or related to a change in accounting principle all as determined in accordance with applicable accounting provisions, as well as the cumulative effect of accounting changes, in each case as determined in accordance with generally accepted accounting principles or identified in the Company's financial statements or notes to the financial statements, and (ii) may appropriately adjust any evaluation of performance under qualifying performance criteria to exclude any of the following events that occurs during a performance period: (a) asset write-downs, (b) litigation, claims, judgments or settlements, (c) the effect of changes in tax law or other such laws or provisions affecting reported results, and (d) accruals of any amounts for payment under the Plan or any other compensation arrangement maintained by the Company.

Suspension or Termination of Awards

Unless otherwise determined by the administrator, (i) if the Company's chief executive officer or any other person designated by the administrator reasonably believes that a participant may have committed an act of misconduct (as defined in the Plan), then the participant's rights to exercise any stock option, vest in any award and/or receive payment for or shares in settlement of an award may be suspended pending a determination of whether such misconduct has been committed, and (ii) if the administrator, the Company's chief executive officer or any other person designated by the administrator determines that a participant has committed an act of misconduct, then the participant (a) may not exercise any stock option or stock appreciation right, vest in any award, have restrictions on an award lapse or otherwise receive payment of an award, (b) will forfeit all outstanding awards, and (c) may be required, at the discretion of the administrator, to return or repay to the Company any then unvested shares previously issued under the Plan. In addition, the administrator may seek to recover awards made under the Plan and payments under or gain in respect of any award in accordance with the Company's Policy for Recovery of Incentive Compensation or any successor or additional clawback or recoupment policy or as otherwise required by applicable law or applicable stock exchange listing standards.

Settlement of Awards

Awards (other than stock awards), may be settled in shares, cash or a combination thereof, as determined by the administrator.

No Repricing Without Stockholder Approval

Other than in connection with certain changes in the Company's capitalization, the administrator may not, without prior approval of the Company's stockholders, effect any "repricing" of a previously granted stock option or stock appreciation right that is "underwater" (i.e., the fair market value of the shares underlying such award is less than the exercise price of such award) by (i) amending or modifying the terms of the award to lower the exercise price; (ii) canceling the underwater award and granting either (A) replacement stock options or stock appreciation rights, as applicable, having a lower exercise price or (B) restricted stock, restricted stock units, performance awards or stock awards in exchange; or (iii) cancelling or repurchasing the underwater award for cash or other securities.

Amendment and Termination

The Board of Directors may amend, alter or discontinue the Plan, and the administrator may amend or alter any agreement or other document evidencing an award made under the Plan, except that, unless in connection with a change in the capitalization of the Company or a change in control, no such amendment or alteration may, without the approval of the stockholders of the Company: (i) increase the maximum number of shares for which awards may be granted under the Plan, (ii) reduce the minimum price set forth in the Plan at which stock options or stock appreciation rights may be granted, (iii) reduce the exercise price of outstanding stock options or stock appreciation rights, (iv) extend the term of the Plan, (v) change the class of persons eligible to be participants, (vi) otherwise amend the Plan in any manner requiring stockholder approval by law or under the New York Stock Exchange listing requirements (or the listing requirements of any successor exchange that is the primary stock exchange for trading of the Company's shares), or (vii) increase the individual maximum limits set forth in the Plan.

In addition, no amendment or alteration to the Plan or an award or award agreement may be made that would impair the rights of the holder of an award without such holder's consent, provided that no such consent will be required if the administrator determines in its sole discretion and prior to the date of any change in control that such amendment or alteration either is required or advisable in order for the Company, the Plan or the award to satisfy any law or regulation or to meet the requirements of or avoid adverse financial accounting consequences under any accounting standard. In addition, the Plan may not be amended in any way that causes the Plan to fail to comply

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with or be exempt from Section 409A of the Code, unless the Board of Directors expressly determines to amend the Plan to be subject to Section 409A of the Code.

The administrator may, in its sole and absolute discretion, modify the provisions of the Plan or an award as they pertain to a participant who is employed or providing services outside the United States in order to comply with applicable foreign law or to recognize differences in local law, currency or tax policy.

Change in Control

The administrator may determine the effect of a change in control (as defined in the Plan) on outstanding awards in a manner that is fair and equitable to participants (as determined by the administrator in its reasonable discretion). These effects, which need not be the same for all participants, may include, but are not limited to (i) substituting for the shares subject to an outstanding award or portion thereof the stock or securities of the surviving corporation or any successor corporation (or parent or subsidiary thereof), in which event the aggregate exercise price of the award will remain the same, and/or (ii) converting any outstanding award or portion thereof into a right to receive cash or other property following the consummation of the change in control in an amount equal to the value of the consideration to be received for one share of the Company's common stock in connection with such transaction less the purchase or exercise price of the shares subject to the award, if any, multiplied by the number of shares subject to the award or portion thereof.

In addition, unless otherwise determined by the administrator, upon a change in control all outstanding stock options and stock appreciation rights will become immediately exercisable and, unless such awards will receive a cash payment as described in the following sentence, will remain exercisable through their terms without any requirement to continue in the service or employ of the Company and all other outstanding awards immediately will become vested. The administrator may determine that some or all participants holding stock options or stock appreciation rights will receive with respect to some or all of the shares subject to such awards cash in an amount equal to the excess of (i) the greater of (a) the highest sales price of the shares on the New York Stock Exchange (or any successor exchange that is the primary stock exchange for trading of the Company's shares) on the date immediately prior to the change in control and (b) the highest price per share actually paid in connection with the change in control, over (ii) the exercise price of the award.

Adjustments

The number and kind of shares available for issuance under the Plan, and the number and kind of shares subject to the individual and ISO limits set forth under the Plan, will be equitably adjusted by the administrator to reflect any reorganization, reclassification, combination of shares, stock split, reverse stock split, spin-off, dividend or distribution of securities, property or cash (other than regular, quarterly cash dividends), or any other event or transaction that affects the number or kind of shares of the Company outstanding. The terms of any outstanding award will also be equitably adjusted by the administrator as to price, number or kind of shares subject to such award and other terms to reflect the foregoing events, which adjustments need not be uniform as between different awards or different types of awards.

In the event there is a change in the number or kind of outstanding shares under the Plan as a result of a change of control, other merger, consolidation or otherwise, then the administrator will determine the appropriate and equitable adjustment to be effected. In addition, in the event of such a change, the administrator may accelerate the time or times at which any award may be exercised and may provide for cancellation of such accelerated awards that are not exercised within a time prescribed by the administrator in its sole discretion.

Transferability

Unless the administrator determines otherwise, awards may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated by a participant other than by will or the laws of descent and distribution, and each stock option or stock appreciation right may be exercisable only by the participant during his or her lifetime. To the extent permitted by the administrator, the person to whom an award is initially granted may transfer awards, in certain limited circumstances, to certain family members, family trusts, or family partnerships.

No Right to Company Employment

Nothing in the Plan or an award agreement will interfere with or limit in any way the right of the Company, its subsidiaries and/or its affiliates to terminate any participant's employment, service on the Board of Directors or service for the Company at any time or for any

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reason not prohibited by law, nor will the Plan or an award itself confer upon any participant any right to continue his or her employment or service for any specified period of time. Neither an award nor any benefits arising under the Plan will constitute an employment contract with the Company, any subsidiary and/or its affiliates.

Effective Date and Termination of the Plan

The Plan was adopted by the Board of Directors on February 10, 2016. Any awards granted under the Plan prior to the date the Plan is approved by the Company's stockholders are subject to such approval. The Plan will remain available for the grant of awards until February 10, 2026, unless earlier terminated by the Board of Directors.

Federal Income Tax Treatment

The following discussion is a general summary as of the date of this Proxy Statement of the significant U.S. federal income tax consequences to the Company and the participants in the Plan. The discussion is intended solely for general information and does not make specific representations to any participant. The discussion does not address state, local or foreign income tax rules or other U.S. tax provisions, such as estate or gift taxes. A recipient's particular situation may be such that some variation of the basic rules is applicable to him or her. In addition, the federal income tax laws and regulations are frequently revised and may change at any time. Therefore, each recipient is urged to consult a tax advisor before exercising any award or before disposing of any shares acquired under the plan both with respect to federal income tax consequences as well as any foreign, state or local tax consequences.

Stock Options

ISOs and NQSOs are treated differently for federal income tax purposes. ISOs are intended to comply with the requirements of Section 422 of the Code. NQSOs do not comply with such requirements.

In general, a participant is not taxed on the grant or exercise of an ISO. The difference between the exercise price and the fair market value of the shares on the exercise date may, however, be a preference item for purposes of the alternative minimum tax. If a participant holds the shares acquired upon exercise of an ISO until the later of two years following the stock option grant date and one year following exercise, the gain, if any, upon a subsequent disposition of such shares will be long term capital gain. The amount of the gain will be the difference between the proceeds received on disposition and the participant's basis in the shares (which generally equals the exercise price). If a participant disposes of stock acquired pursuant to exercise of an ISO before satisfying these holding periods, the participant will recognize ordinary income in the year of disposition an amount equal to the excess of the fair market value of the shares at the time of exercise (or, if less, the amount realized on the disposition of the shares), over the exercise price paid for the shares, and capital gain or loss for any other difference between the sale price and the exercise price. The Company is not entitled to an income tax deduction on the grant or exercise of an ISO or on the participant's disposition of the shares after satisfying the holding period requirement described above. If the holding periods are not satisfied, the Company generally will be entitled to a deduction in the year the participant disposes of the shares in an amount equal to the ordinary income recognized by the participant.

The Company does not guarantee that any option intended to be an ISO will quality for the tax treatment of ISOs described above. If an option intended to be an ISO fails to so qualify, it will be taxed as an NQSO, as described below.

In general, a participant is not taxed on the grant of an NQSO. On exercise, the participant recognizes ordinary income equal to the difference between the exercise price and the fair market value of the shares acquired on the date of exercise. The Company is generally entitled to an income tax deduction in the year of exercise in the amount recognized by the participant as ordinary income. The participant's gain (or loss) on subsequent disposition of the shares is long-term capital gain (or loss) if the shares are held for at least one year following exercise, and otherwise is short-term capital gain (or loss). The Company does not receive a deduction for any such capital gain.

Stock Appreciation Rights

In general, the recipient of a freestanding SAR will not recognize any taxable income at the time the freestanding SAR is granted. If the freestanding SAR is settled in cash, the cash will be taxable as ordinary income to the recipient at the time that it is received. If the

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freestanding SAR is settled in shares, the recipient will recognize ordinary income equal to the excess of the fair market value of the shares on the day the free standing SAR is exercised over any amounts paid by the recipient for the shares.

With respect to tandem SARs, if a holder elects to surrender the underlying stock option in exchange for cash or stock equal to the appreciation inherent in the underlying stock option, the tax consequences to the employee will be the same as discussed above relating to freestanding SARs. If the employee elects to exercise the underlying stock option, the holder will be taxed at the time of exercise as if he or she had exercised an NQSO (discussed above).

The Company generally is entitled to a deduction with respect to a SAR at the same time the recipient recognizes ordinary income with respect thereto.

Restricted Stock and Restricted Stock Units

A participant who is awarded or purchases shares subject to a substantial risk of forfeiture, or restricted stock, generally does not recognize income at the time of the grant. When the risk of forfeiture lapses, the participant generally recognizes ordinary income in an amount equal to the excess of the fair market value of the shares over the purchase price, if any, and a deduction is generally available to the Company in the same year that the participant recognizes income. However, a participant may make an election under Section 83(b) of the Code to recognize taxable ordinary income at the time the shares are transferred to the participant, rather than later, when the risk of forfeiture lapses, in an amount equal to the fair market value of the shares at the time of such transfer. Such election must be made no later than 30 days after the date the shares are transferred to the participant. If the participant makes a timely and effective election, when the restrictions on the shares lapse, the participant will not recognize any additional income. For purposes of determining capital gain or loss on a sale of shares acquired under a restricted stock award under the Plan, the holding period in the shares begins when the participant recognizes taxable income with respect to the transfer. The participant's tax basis in the shares equals the amount paid for the shares plus any income realized with respect to the transfer. If the participant forfeits the shares to the Company (e.g., upon the participant's termination prior to vesting), the participant may not claim a deduction with respect to the income recognized as a result of the election. Dividends (if any) paid with respect to unvested shares of restricted stock generally will be taxable at the time the dividends are received as ordinary income to the participant, if an effective 83(b) election was not made with respect to the shares.

A participant who is awarded restricted stock units generally does not recognize income at the time of grant. Instead, the participant is taxed upon vesting (and a corresponding deduction is generally available to the Company), unless he or she has made a proper election to defer receipt of the shares (or cash if the award is cash settled) under Section 409A of the Code. If the shares delivered are restricted for tax purposes, the participant will instead be subject to the rules described above for restricted stock.

Stock Awards

A participant who receives a stock award generally is required to recognize ordinary income in an amount equal to the excess of the fair market value of the shares on the date the shares are granted over the purchase price (if any) paid for the shares. The Company generally will be entitled to a deduction with respect to stock awards at the same time the recipient recognizes ordinary income with respect thereto.

Incentive Bonuses

A participant will have taxable income at the time an incentive bonus is paid. At that time, the participant will recognize ordinary income equal to the value of the amount then payable and, the Company generally will be entitled to a corresponding deduction.

Certain Change in Control Payments

Under Section 280G of the Code, the vesting or accelerated exercisability of stock options or the vesting and payments of other awards in connection with a change in control of a corporation may be required to be valued and taken into account in determining whether participants have received compensatory payments, contingent on the change in control, in excess of certain limits. If these limits are exceeded, a substantial portion of amounts payable to the participant, including income recognized by reason of the grant, vesting or exercise of awards, may be subject to an additional 20% federal tax and may be non-deductible to the Company.

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Company Deduction and Section 162(m) of the Code

As described above under "Section 162(m) of the Code," Section 162(m) of the Code generally disallows a deduction to a publicly held corporation and its affiliates for certain compensation paid to a "covered employee" in a taxable year in excess of $1 million, unless the compensation satisfies the requirements of the "performance-based compensation" exception under Section 162(m) of the Code. Stock options, stock appreciation rights and certain performance awards under the Plan are generally intended to satisfy the requirements of this exception. However, as discussed above, the Compensation Committee will have discretionary authority to grant awards under the Plan that do not satisfy the requirements of this exception.

New Plan Benefits

The benefits that will be awarded or paid under the Plan are not currently determinable. Awards granted under the Plan are within the discretion of the Compensation Committee. On February 10, 2016, the Compensation Committee approved, subject to stockholder approval of the Plan, the grant of the stock options described in the table below. If the Company's stockholders do not approve the Plan, these awards will be cancelled.

Name and Position	Number of Stock Options
Blake W. Krueger
Chief Executive Officer	-

James A. Gabel
Former President, Performance Group	-

Donald T. Grimes
Former Senior Vice President, CFO, Treasurer and Chief Accounting Officer	-

Michael Jeppesen
President, Global Operations Group	51,988

Andrew Simister
Former President, Lifestyle Group	-

Michael D. Stornant
Senior Vice President, CFO, Treasurer and Chief Accounting Officer	70,948

James D. Zwiers
President, International Group	64,465

Executive Group	320,307

Non-Executive Director Group	-

Non-Executive Officer Group	1,130,082

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Equity Compensation Plan Information

The following table provides information about the Company's equity compensation plans as of January 2, 2016:

Plan Category[1]	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (a)		Weighted Average Exercise Price of Outstanding Options, Warrants, and Rights (b)	Number of Securities Remaining Available for Future Issuance under Equity Compensation Plans (Excluding Securities Reflected in Column (a)) (c)
Equity compensation plans approved by security holders	6,372,394	2,[3]	$20.54	4,993,999	[4]

Equity compensation plans not approved by security holders

Total	6,372,394		$20.54	4,993,999

1
Each plan for which aggregated information is provided contains customary anti-dilution provisions that are applicable in the event of a stock split, stock dividend or certain other changes in the Company's capitalization.
2
Includes: (i) 5,875,729 stock options awarded to employees under the Amended and Restated Stock Incentive Plan of 1999, the Amended and Restated Stock Incentive Plan of 2001, the Amended and Restated Stock Incentive Plan of 2003, the Amended and Restated Stock Incentive Plan of 2005, the Stock Incentive Plan of 2010 and the Stock Incentive Plan of 2013; and (ii) and 496,665 stock options awarded to non-employee directors under the Stock Incentive Plan of 2013, Stock Incentive Plan of 2010, the Amended and Restated Stock Incentive Plan of 2005 and the Amended and Restated Directors' Stock Option Plan last approved by stockholders in 2002. Column (a) does not include stock units credited to outside directors' fee accounts or retirement accounts under the Outside Directors' Deferred Compensation Plan. Stock units do not have an exercise price. Each stock unit credited to a director's fee account and retirement account under the Outside Directors' Deferred Compensation Plan will be converted into one share of common stock upon distribution. Column (a) also does not include shares of restricted or unrestricted common stock previously issued under the Company's equity compensation plans.
3
Of this amount, 2,030,948 stock options were not exercisable as of January 2, 2016 due to vesting restrictions.
4
Comprised of: (i) 213,542 shares available for issuance under the Outside Directors' Deferred Compensation Plan upon the retirement of the current directors or upon a change in control; and (ii) 4,780,457 shares issuable under the Stock Incentive Plan of 2013. Upon stockholder approval of the Stock Incentive Plan of 2016, no additional shares will be issued under the Stock Incentive Plan of 2013.

The Outside Directors' Deferred Compensation Plan is a supplemental, unfunded, nonqualified deferred compensation plan for non-employee directors. Beginning in 2006, the Company began paying an annual equity retainer to non-employee directors in the form of a contribution under the Outside Directors' Deferred Compensation Plan. Non-employee directors may also voluntarily elect to receive, in lieu of some or all directors' fees, a number of stock units equal to the amount of the deferred directors' fees divided by the fair market value of the Company's common stock on the date of payment of the next cash dividend on the Company's common stock. These stock units are increased by a dividend equivalent based on dividends paid by the Company and the amount of stock units credited to the participating director's fee account and retirement account. Upon distribution, the participating directors receive a number of shares of the Company's common stock equal to the number of stock units to be distributed at that time. Distribution is triggered by termination of service as a director or by a change in control of the Company and can occur in a lump sum, in installments or on another deferred basis. A total of 343,685 shares have been issued to a trust to satisfy the Company's obligations when distribution is triggered and are included in shares the Company reports as issued and outstanding.

The Stock Incentive Plan of 2013 is an equity-based incentive plan for officers, key employees, and directors. The Stock Incentive Plan of 2013 authorizes awards of stock options, restricted common stock, common stock, restricted stock units and/or stock appreciation rights. The Stock Incentive Plan of 2013 provides that each share of restricted or unrestricted common stock and each restricted stock unit issued under the plan is counted as 2.6 shares against the total number of shares authorized for issuance under the plan. The number of securities listed as remaining available in column (c) of the table assumes only stock options will be issued under the plan in the future; each stock option counts as only one share against the total number of shares authorized for issuance under the plan. Actual shares available under the plan will be less to the extent that the Company awards restricted common stock, unrestricted common stock or restricted stock units under the plan. The numbers provided in this footnote and in column (c) will increase to the extent that stock options relating to the number of shares listed in column (a) of the table or other outstanding awards (e.g., shares of restricted or unrestricted stock, restricted stock units or stock

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appreciation rights) previously issued under the plan are canceled, surrendered, modified, exchanged for substitutes, expire or terminate prior to exercise or vesting because the number of shares underlying any such awards.

Of the total number of shares available under column (c), the number of shares with respect to the following plans may be issued other than upon the exercise of a stock option, warrant or right outstanding as of January 2, 2016:

•
Outside Directors' Deferred Compensation Plan: 213,542

•
Stock Incentive Plan of 2013: 1,838,637

Vote Required and Board Recommendation

Approval of the Stock Incentive Plan of 2016 requires the affirmative vote of a majority of shares cast affirmatively or negatively on the matter for approval.

Board Recommendation

The Board of Directors recommends that you vote "FOR" approval of the Stock Incentive Plan of 2016.

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Related Party Matters

RELATED PERSON TRANSACTIONS POLICY

Wolverine Worldwide's Board adopted written policies and procedures regarding related person transactions. They require the Governance Committee to review and either approve or disapprove the Company entering into any Interested Transactions (defined below). If advance approval is not feasible, then the Governance Committee must review and ratify the Interested Transaction at its next meeting.

Interested Transaction	Any transaction, arrangement or relationship or series of similar transactions, arrangements or relationships (including any indebtedness or guarantee of indebtedness) in which:
	(1)	the aggregate amount involved is or is expected to exceed $120,000 since the beginning of Wolverine Worldwide's last completed fiscal year;
	(2)	Wolverine Worldwide is a participant; and
	(3)	any Related Person (defined below) has or will have a direct or indirect interest.
An Interested Transaction does not include:
	1.	Any employment compensation paid to an executive officer of the Company if the Compensation Committee approved or recommended to the Board of Directors for approval such compensation.
	2.	Any compensation paid to a director for service as a director of the Company.
	3.	Any transaction in which a Related Person has an indirect interest solely as a result of being (i) a director or, together with all other Related Persons, as defined below, a less than 10% beneficial owner of an equity interest in another entity, or both, or (ii) a limited partner in a partnership in which the Related Person, together with all other Related Persons, has an interest of less than 10%.
	4.	Any transaction in which the Related Person's interest arises solely from the ownership of the Company's common stock and all holders of the Company's common stock received the same benefit on a pro rata basis (e.g., a dividend).

Related Person	Any:
(a)
person who is or was at any point during the last fiscal year for which Wolverine Worldwide filed an Annual Report on Form 10-K and proxy statement, an executive officer, director or, to the extent information regarding such nominee is being presented in a proxy or information statement relating to the election of that nominee as a director, nominee for election as a director;
	(b)	beneficial owner of greater than five percent of Wolverine Worldwide's common stock; or
	(c)	immediate family member* of any of the foregoing.

*
Immediate family member is defined as a person's spouse, parents, stepparents, children, stepchildren, siblings, mothers-and fathers-in-law, sons- and daughters-in-law, and brothers- and sisters-in-law and anyone residing in such person's home (other than a tenant or employee).

The Governance Committee considers whether the Interested Transaction is on terms no less favorable than terms generally available to an unaffiliated third-party under the same or similar circumstances, the extent of the Related Person's interest in the transaction, and other factors that it deems relevant. No director participates in any discussion or approval of an Interested Transaction for which he or she is a Related Person, except to provide information to the Governance Committee.

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Additional Information

STOCKHOLDERS LIST

A list of stockholders entitled to vote at the meeting will be available for review by Wolverine Worldwide stockholders at the office of Secretary, Wolverine World Wide, Inc., 9341 Courtland Drive, N.E., Rockford, Michigan 49351, during ordinary business hours for the 10-day period before the meeting.

DIRECTOR AND OFFICER INDEMNIFICATION

The Company indemnifies its directors and NEOs to the fullest extent permitted by law so that they will be free from undue concern about personal liability in connection with their service to the Company.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") requires the Company's directors and NEOs, and persons who beneficially own more than 10% of the outstanding shares of the Company's common stock, to file reports of ownership and changes in ownership of shares of common stock with the SEC. Directors, NEOs and greater than 10% beneficial owners are required by SEC regulations to furnish Wolverine Worldwide with copies of all Section 16(a) reports they file. Based on its review of the copies of such reports received by it, or written representations from certain reporting persons that no reports on Form 5 were required for those persons for fiscal year 2015, the Company believes that during fiscal year 2015, its officers and directors filed the required reports under Section 16(a) on a timely basis.

STOCKHOLDER PROPOSALS FOR INCLUSION IN NEXT YEAR'S PROXY STATEMENT

Pursuant to SEC Rule 14a-8, some stockholder proposals may be eligible for inclusion in Wolverine Worldwide's 2017 proxy statement and proxy card. Any such stockholder proposals must be submitted in writing to the Secretary of Wolverine Worldwide no later than the close of business on November 14, 2016. You should address all stockholder proposals to the attention of Secretary, Wolverine World Wide, Inc., 9341 Courtland Drive, N.E., Rockford, Michigan 49351.

OTHER STOCKHOLDER PROPOSALS FOR PRESENTATION AT NEXT YEAR'S ANNUAL MEETING

The Company's By-Laws require that any stockholder proposal that is not submitted for inclusion in next year's proxy statement under SEC Rule 14a-8, but is instead sought to be presented directly at the 2017 Annual Meeting of Stockholders, must be received at the Company's principal executive offices by the close of business not less than 90 days nor more than 120 days prior to the first anniversary of the 2016 Annual Meeting. As a result, proposals, including director nominations, submitted pursuant to these provisions of the By-laws must be received between December 22, 2016, and the close of business on January 21, 2017. You should address a proposal to Secretary, Wolverine World Wide, Inc., 9341 Courtland Drive N.E., Rockford, Michigan 49351, and include the information and comply with the requirements set forth in those By-laws, which the Company has posted on its website. SEC rules permit management to vote proxies in its discretion in certain cases if the stockholder does not comply with this deadline, and in certain other cases notwithstanding the stockholder's compliance with this deadline.

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VOTING SECURITIES

Stockholders of record at the close of business on March 1, 2016, are eligible to vote at the Annual Meeting. The Company's voting securities consist of its $1.00 par value common stock, and there were 99,858,594 shares outstanding and entitled to vote on the record date. Each share outstanding on the record date will be entitled to one vote on each director nominee and one vote on each other matter. Treasury shares are not voted. Individual votes of stockholders are kept private, except as appropriate to meet legal requirements. Access to proxies and other individual stockholder voting records is limited to the independent inspectors of election and certain employees of the Company and its agents who acknowledge their responsibility to comply with this policy of confidentiality.

CONDUCT OF BUSINESS

A majority of the outstanding shares of common stock as of the record date must be present at the Annual Meeting in order to hold the Annual Meeting and conduct business. This is called a "quorum." Your shares are counted as present at the meeting if you are present at the Annual Meeting and vote in person, a proxy card has been properly submitted by you or on your behalf, or you have submitted your proxy by telephone or by Internet, or by completing, signing, dating and returning your proxy form in the enclosed envelope. Both abstentions and broker non-votes (defined below in "Vote Required for Election and Approval") are counted as present for the purpose of determining the presence of a quorum.

VOTE REQUIRED FOR ELECTION AND APPROVAL

For Item 1, Election of Directors, directors are elected by a majority of votes cast unless the election is contested, in which case directors are elected by a plurality of votes cast. A majority of votes cast means that the number of shares voted "for" a Director nominee exceeds the number of votes cast "against" the Director nominee. If an incumbent director in an uncontested election does not receive a majority of votes cast for his or her election, under our Corporate Governance Guidelines the director is required to submit a letter of resignation to the Board for consideration by the Governance Committee. The Governance Committee will then make a recommendation to the Board as to whether to accept or reject the tendered resignation. The Governance Committee and the Board, in making their decisions, may implement any procedures they deem appropriate and may consider any factor or other information that they deem relevant. The Board will then act on the tendered resignation, taking into account the Governance Committee's recommendation, and will publicly disclose its decision regarding the resignation within 90 days after the results of the election are certified. A director whose resignation is under consideration shall abstain from participating in any recommendation or decision regarding that resignation. If the resignation is not accepted, the director will continue to serve until the next annual meeting of stockholders at which such director faces re-election and until such director's successor is elected and qualified.

Item 2, Ratification of Appointment of Independent Registered Public Accounting Firm, requires the affirmative vote of a majority of shares cast affirmatively or negatively on the matter for approval.

Item 3, Advisory Resolution To Approve Executive Compensation, is a non-binding, advisory vote. Therefore, there is no required vote that would constitute approval. We value the opinions expressed by our stockholders in this advisory vote, and our Board and Compensation Committee will consider the outcome of these votes when designing our compensation programs and making future compensation decisions for our named executive officers.

Item 4, Approval of the Stock Incentive Plan of 2016 requires the affirmative vote of shares cast affirmatively or negatively on the matter for approval.

With respect to the Items 1, 2, 3 and 4, abstentions and broker non-votes, if any, will have will have no effect. Generally, broker non-votes occur when shares held by a broker in "street name" for a beneficial owner are not voted with respect to a particular proposal because (1) the broker has not received voting instructions from the beneficial owner, and (2) the broker lacks discretionary voting power to vote those shares. Brokers do not have discretionary authority with respect to Item 1, Item 3 or Item 4 but do have discretionary authority with respect to Item 2.

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VOTING RESULTS OF THE ANNUAL MEETING

The Company will announce preliminary voting results at the Annual Meeting and publish final results in a Form 8-K within four business days following the Annual Meeting. If final results are not known within four business days of the Annual Meeting, then the Company will file a Current Report on Form 8-K with the preliminary results and file an amended Current Report on Form 8-K within four business days of the availability of the final results.

ATTENDING THE ANNUAL MEETING

You may vote shares held directly in your name as the stockholder of record in person at the Annual Meeting. If you choose to vote in person, please bring the enclosed proxy card and proof of identification. Even if you plan to attend the Annual Meeting in person, Wolverine Worldwide recommends that you vote your shares in advance as described below so that your vote will be counted if you later decide not to attend the Annual Meeting. You may vote shares held in "street name" through a brokerage account or by a bank or other nominee in person if you obtain a proxy from the record holder giving you the right to vote the shares.

MANNER FOR VOTING PROXIES

The shares represented by all valid proxies received by telephone, by Internet or by mail will be voted in the manner specified. Where the stockholder has not indicated a specific choice, the shares represented by all valid proxies received will be voted in accordance with the Board's recommendations as follows: (1) for each of the nominees for directors named earlier in this proxy statement, (2) for ratification of the appointment of the independent registered public accounting firm, (3) for approval of the advisory resolution to approve executive compensation, and (4) for approval of the Stock Incentive Plan of 2016. The Board has not received timely notice of any matter that may come before the Annual Meeting. However, should any matter not described above be properly presented at the Annual Meeting, the persons named in the proxy form will vote in accordance with their judgment as permitted.

REVOCATION OF PROXIES

A stockholder who gives a proxy may revoke it at any time before it is exercised by voting in person at the Annual Meeting, by delivering a subsequent proxy or by notifying the inspectors of election in writing of such revocation. If your Wolverine Worldwide shares are held for you in a brokerage, bank or other institutional account, you must obtain a proxy from that entity and bring it with you to hand in with your ballot, in order to be able to vote your shares at the Annual Meeting.

SOLICITATION OF PROXIES

The Company will pay the expenses of solicitation of proxies for the Annual Meeting. Solicitations may be made in person or by telephone, by officers and employees of the Company, or by nominees or other fiduciaries who may mail materials to or otherwise communicate with the beneficial owners of shares held by the nominees or other fiduciaries. These individuals will not be paid any additional compensation for any such solicitation. Upon request, the Company will reimburse brokers, dealers, banks and trustees, or their nominees, for reasonable expenses incurred by them in forwarding material to beneficial owners of the Company's common stock. The Company has engaged Georgeson Inc. at an estimated cost of $9,500, plus expenses and disbursements, to assist in solicitation of proxies.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS SHARING AN ADDRESS

If you are the beneficial owner, but not the record holder, of shares of Wolverine Worldwide stock, your broker, bank or other nominee may only deliver one copy of this proxy statement and the Company's 2015 Annual Report to multiple stockholders who share an address, unless that nominee has received contrary instructions from one or more of the stockholders. The Company will deliver promptly, upon written or oral request, a separate copy of this proxy statement and its 2015 Annual Report to a stockholder at a shared address to which a single copy of the documents was delivered. A stockholder who wishes to receive a separate copy of the proxy statement and annual report, now or in the future, or stockholders who share an address and receive multiple copies of the proxy statement and annual report but would like to receive a single copy, should submit this request by writing to Investor Relations, Wolverine World Wide, Inc., 9341 Courtland Drive N.E., Rockford,

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Michigan 49351, or by calling (616) 866-5500 and asking for Investor Relations. Beneficial owners sharing an address who are receiving multiple copies of proxy materials and who wish to receive a single copy of such materials in the future should make a request directly to their broker, bank or other nominee.

ACCESS TO PROXY STATEMENT AND ANNUAL REPORT

Wolverine Worldwide's financial statements for the fiscal year ended January 2, 2016, are included in the Company's 2015 Annual Report, which the Company is providing to stockholders at the same time as this proxy statement. Wolverine Worldwide's Proxy Statement for the Annual Meeting and the Annual Report to Stockholders for the fiscal year ended January 2, 2016, are available at www.wolverineworldwide.com/2016annualmeeting. If you have not received or do not have access to the 2015 Annual Report, write to Wolverine World Wide, Inc., 9341 Courtland Drive N.E., Rockford, Michigan 49351, Attn: Investor Relations or call (616) 866-5500 and ask for Investor Relations, and the Company will send a copy to you without charge.

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APPENDIX A

WOLVERINE WORLD WIDE, INC.
STOCK INCENTIVE PLAN OF 2016

1.  Purpose

The purpose of the Wolverine World Wide, Inc. Stock Incentive Plan of 2016 (the "Plan") is to advance the interests of Wolverine World Wide, Inc. (the "Company") by stimulating the efforts of employees, officers, non-employee directors and other service providers, in each case who are selected to be participants, by heightening the desire of such persons to continue working toward and contributing to the success and progress of the Company. The Plan supersedes the Company's Stock Incentive Plan of 2010 and the Company's Amended and Restated Stock Incentive Plan of 2013 (the "Prior Plans") with respect to future awards, and provides for the grant of Incentive and Nonqualified Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units and Stock Awards, any of which may be performance-based, and for Incentive Bonuses, which may be paid in cash or stock or a combination thereof, as determined by the Administrator. No new awards shall be issued under the Prior Plans after the approval of this Plan by the Company's stockholders.

2.  Definitions

As used in the Plan, the following terms shall have the meanings set forth below:

(a)    "Act" means the Securities Exchange Act of 1934, as amended from time to time and in effect, or any successor statute as from time to time in effect.

(b)   "Act of Misconduct" means an act of embezzlement, fraud, dishonesty, nonpayment of any obligation owed to the Company or any Subsidiary, breach of fiduciary duty, or deliberate disregard of the Company or Subsidiary rules resulting in loss, damage or injury to the Company or any Subsidiary, or if a Participant makes an unauthorized disclosure of any Company or Subsidiary trade secret or confidential information, solicits any employee or service provider to leave the employ or cease providing services to the Company or any Subsidiary, breaches any intellectual property or assignment of inventions covenant, engages in any conduct constituting unfair competition, breaches any non-competition agreement, induces any Company or Subsidiary customer to breach a contract with the Company or any Subsidiary or to cease doing business with the Company or any Subsidiary, or induces any principal for whom the Company or any Subsidiary acts as agent to terminate such agency relationship

(c)    "Administrator" means the Administrator of the Plan in accordance with Section 19 of the Plan.

(d)   "Award" means an Incentive Stock Option, Nonqualified Stock Option, Stock Appreciation Right, share of Restricted Stock, Restricted Stock Unit, Stock Award or Incentive Bonus granted to a Participant pursuant to the provisions of the Plan, any of which the Administrator may structure to qualify in whole or in part as a Performance Award.

(e)    "Award Agreement" means a written agreement or other instrument as may be approved from time to time by the Administrator implementing the grant of each Award. An Agreement may be in the form of an agreement to be executed by both the Participant and the Company (or an authorized representative of the Company) or certificates, notices or similar instruments as approved by the Administrator.

(f)    "Board" means the board of directors of the Company.

(g)   "Cause" means, in the case of any Participant who is party to an employment or severance-benefit agreement that contains a definition of "Cause," the definition set forth in such agreement will apply with respect to such Participant under the Plan; if a Participant is party to multiple such agreements, any Cause determination must meet the standards of all such agreements to qualify as for Cause under this Plan. In the case of any other Participant, "Cause" means (i) a substantial failure of the Participant to perform the Participant's duties and responsibilities to the Company or subsidiaries or substantial negligence in the performance of such duties and responsibilities; (ii) the commission by the Participant of a felony or a crime involving moral turpitude; (iii) the commission by the Participant of theft, fraud, embezzlement, material breach of trust or any material act of dishonesty involving the Company or any of its subsidiaries, including, but not limited to, any Act of Misconduct; (iv) a significant violation by the Participant of the code of conduct of the Company or its subsidiaries of any material policy of the Company or its subsidiaries, or of any statutory or common law duty of loyalty to the Company or its subsidiaries, including, but not limited to, any Act of Misconduct; or (v) a material breach of any of the terms of the Plan or any Award made under the Plan, or of the terms of any other agreement between the Company or subsidiaries and the Participant.

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(h)   "Change in Control" unless otherwise defined in an Award Agreement, means (i) the failure of the Continuing Directors at any time to constitute at least a majority of the members of the Board; (ii) the acquisition by any Person other than an Excluded Holder of beneficial ownership (within the meaning of Rule 13d-3 issued under the Act) of twenty percent (20%) or more of the outstanding Shares or the combined voting power of the Company's outstanding securities entitled to vote generally in the election of directors; (iii) the consummation of a reorganization, merger, or consolidation of the Company, unless such reorganization, merger or consolidation is with or into a Permitted Successor and clauses (i), (ii), or (iv) of this Section 2(h) have not been triggered; or (iv) a complete liquidation or dissolution of the Company or the sale or disposition of all or substantially all of the assets of the Company other than to a Permitted Successor.

(i)    "Code" means the Internal Revenue Code of 1986, as amended from time to time and in effect, or any successor statute as from time to time in effect, and the rulings and regulations issued thereunder.

(j)    "Continuing Directors" mean the individuals constituting the Board as of the date this Plan was adopted and any subsequent directors whose election or nomination for election by the Company's stockholders was approved by a vote of three-quarters (3/4) of the individuals who are then Continuing Directors, but specifically excluding any individual whose initial assumption of office occurs as a result of either an actual or threatened solicitation subject to Rule 14a-12(c) of Regulation 14A issued under the Act or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board.

(k)   "Company" means Wolverine World Wide, Inc., a Delaware corporation.

(l)    "Determination Period" means the fourteen (14) day period following a Termination of Employment by a Participant.

(m)  "Disability" has the meaning set forth in the Company's long-term disability plan. The determination of the Administrator as to an individual's Disability shall be conclusive on all parties.

(n)   "Employee Benefit Plan" means any plan or program established by the Company or a Subsidiary for the compensation or benefit of employees of the Company or any of its Subsidiaries.

(o)   "Excluded Holder" means (i) any Person who at the time this Plan was adopted was the beneficial owner of twenty percent (20%) or more of the outstanding Shares; or (ii) the Company, a Subsidiary or any Employee Benefit Plan of the Company or a Subsidiary or any trust holding Shares or other securities pursuant to the terms of an Employee Benefit Plan.

(p)   "Factors" means such considerations as would result in a determination by the Administrator that a Termination of Employment does not constitute a Retirement, and shall include the Participant's: (i) inadequate job performance; (ii) inadequate notice of resignation; (iii) intention for comparable future employment at a third party organization; (iv) intention for future employment or other service or advisory relationship with a competitor of the Company; or (iv) any other similar consideration.

(q)   "Fair Market Value" means, as of any date, the closing price per share at which the Shares are sold in the regular way on the New York Stock Exchange (or any successor exchange that is the primary stock exchange for trading of Shares) or, if no Shares are traded on the New York Stock Exchange (or any successor exchange that is the primary stock exchange for trading of Shares) on the date in question, then for the next preceding date for which Shares were traded on the New York Stock Exchange (or any successor exchange that is the primary stock exchange for trading of Shares).

(r)    "Incentive Bonus" means a bonus opportunity awarded under Section 10 of the Plan pursuant to which a Participant may become entitled to receive an amount based on satisfaction of such performance criteria as are specified in the Award Agreement or otherwise.

(s)    "Incentive Stock Option" means a stock option that is intended to qualify as an "incentive stock option" within the meaning of Section 422 of the Code.

(t)    "Nonemployee Director" means each person who is, or is elected to be, a member of the Board and who is not an employee of the Company or any Subsidiary.

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(u)   "Nonqualified Stock Option" means a stock option that is not intended to qualify as an "incentive stock option" within the meaning of Section 422 of the Code. Each stock option granted pursuant to the Plan will be treated as providing by its terms that it is to be a Nonqualified Stock Option unless, as of the date of grant, it is expressly designated as an Incentive Stock Option.

(v)    "Option" means an Incentive Stock Option and/or a Nonqualified Stock Option granted pursuant to Section 6 of the Plan.

(w)   "Participant" means any individual described in Section 3 of the Plan to whom Awards have been granted from time to time by the Administrator and any authorized transferee of such individual.

(x)    "Permitted Successor" means a company that, immediately following the consummation of a transaction specified in clauses (iii) and (iv) of the definition of "Change in Control" above, satisfies each of the following criteria: (i) 50% or more of the outstanding common stock of the company and the combined voting power of the outstanding securities of the company entitled to vote generally in the election of directors (in each case determined immediately following the consummation of the applicable transaction) is beneficially owned, directly or indirectly, by all or substantially all of the Persons who were the beneficial owners of the Company's outstanding Shares and outstanding securities entitled to vote generally in the election of directors (respectively) immediately prior to the applicable transaction; (ii) no Person other than an Excluded Holder beneficially owns, directly or indirectly, 20% or more of the outstanding common stock of the company or the combined voting power of the outstanding securities of the company entitled to vote generally in the election of directors (for these purposes the term Excluded Holder shall include the company, any subsidiary of the company and any employee benefit plan of the company or any such subsidiary or any trust holding common stock or other securities of the company pursuant to the terms of any such employee benefit plan); and (iii) at least a majority of the board of directors of the company is comprised of Continuing Directors.

(y)    "Person" has the same meaning as set forth in Sections 13(d) and 14(d)(2) of the Act.

(z)   "Performance Award" means an Award, the grant, issuance, retention, vesting or settlement of which is subject to satisfaction of one or more Qualifying Performance Criteria established pursuant to Section 14 of the Plan.

(aa)  "Plan" means the Wolverine World Wide, Inc. Stock Incentive Plan of 2016 as set forth herein and as amended from time to time.

(bb) "Qualifying Performance Criteria" has the meaning set forth in Section 14(b) of the Plan.

(cc)  "Restricted Stock" means Shares granted pursuant to Section 8 of the Plan.

(dd) "Restricted Stock Unit" means an Award granted to a Participant pursuant to Section 8 of the Plan that is an unfunded and unsecured promise pursuant to which Shares or cash in lieu thereof may be issued in the future.

(ee)  "Retirement" means the voluntary Termination of Employment by a Participant after the Participant has attained 59 years of age and ten years of service (as a director and/or an employee of the Company or a Subsidiary), absent a determination to the contrary by the Administrator (after taking into consideration the Factors) within the Determination Period; Retirement shall be deemed to occur on the date immediately following the last day of the Determination Period in the absence of a determination to the contrary by the Administrator.

(ff)   "Share" means a share of the Company's common stock, par value $1.00, subject to adjustment as provided in Section 13 of the Plan.

(gg)  "Stock Appreciation Right" means a right granted pursuant to Section 7 of the Plan that entitles the Participant to receive, in cash or Shares or a combination thereof, as determined by the Administrator, value equal to or otherwise based on the excess of (i) the Fair Market Value of a specified number of Shares at the time of exercise over (ii) the exercise price of the right, as established by the Administrator on the date of grant.

(hh) "Stock Award" means an award of Shares to a Participant pursuant to Section 9 of the Plan.

(ii)   "Subsidiary" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company where each of the corporations in the unbroken chain other than the last corporation owns stock possessing at least 50 percent or more of the

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total combined voting power of all classes of stock in one of the other corporations in the chain, and if specifically determined by the Administrator in the context other than with respect to Incentive Stock Options, may include an entity in which the Company has a significant ownership interest or that is directly or indirectly controlled by the Company.

(jj)   "Substitute Awards" means Awards granted or Shares issued by the Company in assumption of, or in substitution or exchange for, awards previously granted, or the right or obligation to make future awards, by a company acquired by the Company or any Subsidiary or with which the Company or any Subsidiary combines.

(kk) "Termination of Employment" means ceasing to serve as a full-time employee of the Company and its Subsidiaries or, with respect to a Nonemployee Director or other service provider, ceasing to serve as such for the Company, except that with respect to all or any Awards held by a Participant (i) the Administrator may determine, subject to Section 6(d) of the Plan, that an approved leave of absence or approved employment on a less than full-time basis is not considered a Termination of Employment; (ii) the Administrator may determine that a transition of employment to service with a partnership, joint venture or corporation not meeting the requirements of a Subsidiary in which the Company or a Subsidiary is a party is not considered a Termination of Employment; (iii) unless otherwise determined by the Administrator, service as a member of the Board or other service provider shall not constitute continued employment with respect to Awards granted to a Participant while he or she served as an employee; and (iv) service as an employee of the Company or a Subsidiary shall constitute continued employment with respect to Awards granted to a Participant while he or she served as a member of the Board or other service provider. The Administrator shall determine whether any corporate transaction, such as a sale or spin-off of a division or subsidiary that employs a Participant, shall be deemed to result in a Termination of Employment with the Company and its Subsidiaries for purposes of any affected Participant's Options, and the Administrator's decision shall be final and binding.

3.  Eligibility

Any person who is a current or prospective officer or employee of the Company or of any Subsidiary shall be eligible for selection by the Administrator for the grant of Awards hereunder. In addition, Nonemployee Directors and any other service providers who have been retained to provide consulting, advisory or other services to the Company or to any Subsidiary shall be eligible for the grant of Awards hereunder as determined by the Administrator. Options intending to qualify as Incentive Stock Options may only be granted to employees of the Company or any Subsidiary within the meaning of the Code, as selected by the Administrator.

4.  Effective Date and Termination of Plan

This Plan was adopted by the Board as of February 10, 2016 (the "Effective Date"), provided that any grants made prior to the approval of the Plan by the Company's stockholders shall be subject to such approval. All Awards granted under this Plan are subject to, and may not be exercised before, the approval of this Plan by the stockholders, prior to the first anniversary of the date the Board adopts the Plan, by the affirmative vote of the holders of a majority of the outstanding Shares of the Company present, or represented by proxy, and entitled to vote, at a meeting of the Company's stockholders or by written consent in accordance with the laws of the State of Delaware; provided, however, that if such approval by the stockholders of the Company is not forthcoming, all Awards previously granted under this Plan shall be void. The Plan shall remain available for the grant of Awards until the tenth (10th) anniversary of the Effective Date. Notwithstanding the foregoing, the Plan may be terminated at such earlier time as the Board may determine. Termination of the Plan will not affect the rights and obligations of the Participants and the Company arising under Awards theretofore granted and then in effect.

5.  Shares Subject to the Plan and to Awards

(a)    Aggregate Limits.    The aggregate number of Shares issuable pursuant to all Awards shall not exceed 6,100,000 plus any shares subject to outstanding awards under the Prior Plans that on or after the Effective Date cease for any reason to be subject to such awards (other than by reason of exercise or settlement of the awards to the extent they are exercised for or settled in vested and nonforfeitable shares); provided, however, that any Shares granted under Options or Stock Appreciation Rights shall be counted against this limit on a one-for-one basis and any Shares granted as Awards other than Options or Stock Appreciation Rights shall be counted against this limit as two and six tenths (2.6) Shares for every one (1) Share subject to such Award. The aggregate number of Shares available for grant under this Plan and the number of Shares subject to outstanding Awards shall be subject to adjustment as provided in Section 13 of the Plan. The Shares issued pursuant to Awards granted under this Plan may be shares that are authorized and unissued or shares that were reacquired by the Company, including shares purchased in the open market. No fractional Shares will be delivered under the Plan.

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(b)    Issuance of Shares.    For purposes of Section 5(a) and Section 5(f) of the Plan, the aggregate number of Shares issued under this Plan at any time shall equal only the number of Shares actually issued upon exercise or settlement of an Award. Notwithstanding the foregoing, Shares subject to an Award under the Plan may not again be made available for issuance under the Plan if such Shares are: (i) Shares that were subject to a stock-settled Stock Appreciation Right and were not issued upon the net settlement or net exercise of such Stock Appreciation Right; (ii) Shares used to pay the exercise price of an Option or the purchase price, if any, for an Award; (iii) Shares delivered to or withheld by the Company to pay the withholding taxes related an Award; or (iv) Shares repurchased on the open market with the proceeds of an Option exercise. Shares subject to Awards that have been canceled, expired, forfeited or otherwise not issued under an Award and Shares subject to Awards settled in cash shall not count as Shares issued under this Plan for purposes of Section 5(a) or Section 5(f) of the Plan.

(c)    Tax Code Limits.    The aggregate number of Shares that may be delivered, or the value of which could be paid in cash or other property, under Awards granted under this Plan during any calendar year to any one Participant shall not exceed 3,600,000, which aggregate number shall be calculated and adjusted pursuant to Section 13 of the Plan only to the extent that such calculation or adjustment will not affect the status of any Award intended to qualify as "performance-based compensation" under Section 162(m) of the Code but which number shall not count any tandem SARs (as defined in Section 7 of the Plan). The aggregate number of Shares that may be issued pursuant to the exercise of Incentive Stock Options granted under this Plan shall not exceed 3,600,000, which aggregate number shall be calculated and adjusted pursuant to Section 13 of the Plan only to the extent that such calculation or adjustment will not affect the status of any option intended to qualify as an Incentive Stock Option under Section 422 of the Code. The maximum cash amount payable pursuant to that portion of an Incentive Bonus granted in any calendar year to any Participant under this Plan that is intended to satisfy the requirements for "performance-based compensation" under Section 162(m) of the Code shall not exceed $20,000,000.

(d)    Director Awards.    Notwithstanding any other provision of the Plan to the contrary, the aggregate grant date fair value of Awards (computed as of the date of grant in accordance with applicable financial accounting rules) granted under this Plan during any calendar year to any one Nonemployee Director shall not exceed $400,000.

(e)    Substitute Awards.    Substitute Awards shall not reduce the Shares authorized for issuance under the Plan or authorized for grant to a Participant in any calendar year. Additionally, in the event that a company acquired by the Company or any Subsidiary, or with which the Company or any Subsidiary combines, has shares available under a pre-existing plan approved by stockholders and not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under the Plan and shall not reduce the Shares authorized for issuance under the Plan; provided, however, that Awards using such available shares shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were employees, directors or other service providers of such acquired or combined company before such acquisition or combination.

(f)    Award Vesting/Exercisability/Distribution Limitations.    (i) No portion of any grant of Restricted Stock shall be scheduled to vest prior to the date that is one (1) year following the date the Restricted Stock is granted; (ii) no portion of any grant of an Option or Stock Appreciation Right shall be scheduled to become exercisable prior to the date that is one (1) year following the date the Option or Stock Appreciation Right is granted; and (iii) no portion of any grant of a Restricted Stock Unit or Incentive Bonus shall be scheduled to vest or be settled, paid or distributed prior to the date that is one (1) year following the date the applicable Restricted Stock Unit or Incentive Bonus is granted; provided; however, that Awards that result in the issuance (as determined in accordance with the rules set forth in Section 5(b) of the Plan) of an aggregate of up to 5% of the Shares reserved for issuance under Section 5(a) of the Plan may be granted to eligible persons without regard to the minimum vesting, exercisability, settlement, payment and distribution provisions of this Section 5(f).

6.  Options

(a)    Option Awards.    Options may be granted at any time and from time to time prior to the termination of the Plan to Participants as determined by the Administrator. No Participant shall have any rights as a stockholder with respect to any Shares subject to Options hereunder until such Shares have been issued. Each Option shall be evidenced by an Award Agreement. Options granted pursuant to the Plan need not be identical but each Option must contain and be subject to the terms and conditions set forth below.

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(b)    Price.    The Administrator will establish the exercise price per Share under each Option, which in no event will be less than the Fair Market Value of the Shares on the date of grant; provided, however, that the exercise price per Share with respect to an Option that is granted in connection with a merger or other acquisition as a substitute or replacement award for options held by optionees of the acquired entity may be less than 100% of the Fair Market Value of the Shares on the date such Option is granted if such exercise price is based on a formula set forth in the terms of the options held by such optionees or in the terms of the agreement providing for such merger or other acquisition. The exercise price of any Option may be paid in Shares, cash or a combination thereof, as determined by the Administrator, including an irrevocable commitment by a broker to pay over such amount from a sale of the Shares issuable under an Option, the delivery of previously owned Shares and withholding of Shares deliverable upon exercise, or in such other form as is acceptable to the Administrator.

(c)    No Repricing without Stockholder Approval.    Other than in connection with a change in the Company's capitalization (as described in Section 13 of the Plan), the Administrator may not, without prior approval of the Company's shareholders, seek to effect any repricing of any previously granted underwater Option by: (i) amending or modifying the terms of the Option to lower the exercise price; (ii) canceling the underwater Option and granting either (A) replacement Options having a lower exercise price or (B) Restricted Stock, Restricted Stock Units, Performance Awards or Stock Awards in exchange; or (iii) cancelling or repurchasing the underwater Options for cash or other securities. An Option will be deemed to be "underwater" at any time when the Fair Market Value of the Shares covered by such Award is less than the exercise price of the Award.

(d)    Provisions Applicable to Options.    The date on which Options become exercisable shall be determined at the sole and absolute discretion of the Administrator and set forth in an Award Agreement. Unless provided otherwise in the applicable Award Agreement, to the extent that the Administrator determines that an approved leave of absence or employment on a less than full-time basis is not a Termination of Employment, the vesting period and/or exercisability of an Option shall be adjusted by the Administrator during or to reflect the effects of any period during which the Participant is on an approved leave of absence or is employed on a less than full-time basis. No dividends or dividend equivalents shall be paid or granted in respect of Shares subject to Options and no holder of an Option shall be entitled to any dividends with respect to the Shares subject to Options unless and until such Options have vested and have been exercised in accordance with the terms of the Plan and the applicable Award Agreement and such Shares are reflected as issued and outstanding.

(e)    Term of Options and Termination of Employment:    The Administrator shall establish the term of each Option, which in no case shall exceed a period of ten (10) years from the date of grant. Unless an Option earlier expires upon the expiration date established pursuant to the foregoing sentence, upon the Participant's Termination of Employment, his or her rights to exercise an Option then held shall be only as follows, unless the Administrator specifies otherwise:

  (1)    General.    If a Participant's Termination of Employment is for any reason other than the Participant's death, Disability, Retirement or termination for Cause, Options granted to the Participant may continue to be exercised in accordance with their terms for the lesser of (i) a period of three (3) months after such Termination of Employment or (ii) the period ending on the latest date on which such Options could have been exercised without regard to this Section 6(e)(1), but only to the extent the Participant was entitled to exercise the Options on the date of such termination.

  (2)    Death.    If a Participant dies either while an employee or officer of the Company or a Subsidiary or member of the Board, or after the Termination of Employment other than for Cause but during the time when the Participant could have exercised an Option, the Options issued to such Participant shall become fully vested and exercisable by the personal representative of such Participant or other successor to the interest of the Participant for the lesser of (i) a period of one (1) year after the Participant's death or (ii) the period ending on the latest date on which such Options could have been exercised without regard to this Section 6(e)(2), but only to the extent the Participant was entitled to exercise the Options on the date of such termination.

  (3)    Disability.    If a Participant's Termination of Employment is due to Disability, then all of the Participant's Options shall immediately fully vest, and the Options held by the Participant at the time of such Termination of Employment shall be exercisable by the Participant or the personal representative of such Participant for the lesser of (i) a period of one (1) year after the Participant's Termination of Employment or (ii) the period ending on the latest date on which such Options could have been exercised without regard to this Section 6(e)(3), but only to the extent the Participant was entitled to exercise the Options on the date of such termination.

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  (4)    Participant Retirement.    Upon a Participant's Retirement as an employee of the Company and its Subsidiaries or Retirement from service as a member of the Board, then all of the Participant's Options shall immediately fully vest, and the Options held by the Participant at the time of such Retirement shall be exercisable by the Participant or the personal representative of such Participant during the remaining term of the Options.

  (5)    Termination for Cause.    If a Participant is terminated for Cause, the Participant shall have no further right to exercise any Options previously granted. The Administrator or officers designated by the Administrator shall determine, in its or their reasonable discretion, whether a termination is for Cause.

(f)    Incentive Stock Options.    Notwithstanding anything to the contrary in this Section 6, in the case of the grant of an Option intending to qualify as an Incentive Stock Option: (i) if the Participant owns stock possessing more than 10 percent (10%) of the combined voting power of all classes of stock of the Company, the exercise price of such Option must be at least 110 percent of the Fair Market Value of the Shares on the date of grant and the Option must expire within a period of not more than five (5) years from the date of grant and (ii) Termination of Employment will occur when the person to whom an Award was granted ceases to be an employee (as determined in accordance with Section 3401(c) of the Code and the regulations promulgated thereunder) of the Company and its Subsidiaries. Notwithstanding anything in this Section 6 to the contrary, options designated as Incentive Stock Options shall not be eligible for treatment under the Code as Incentive Stock Options (and will be deemed to be Nonqualified Stock Options) to the extent that either (a) the aggregate Fair Market Value of Shares (determined as of the time of grant) with respect to which such Options are exercisable for the first time by the Participant during any calendar year (under all plans of the Company and any Subsidiary) exceeds $100,000, taking Options into account in the order in which they were granted, or (b) such Options otherwise remain exercisable but are not exercised within three (3) months of Termination of Employment (or such other period of time provided in Section 422 of the Code).

7.  Stock Appreciation Rights

(a)    General.    Stock Appreciation Rights may be granted to Participants from time to time either in tandem with or as a component of other Awards granted under the Plan ("tandem SARs") or not in conjunction with other Awards ("freestanding SARs") and may, but need not, relate to a specific Option granted under Section 6 of the Plan. The provisions of Stock Appreciation Rights need not be the same with respect to each grant or each recipient. Any Stock Appreciation Right granted in tandem with an Award may be granted at the same time such Award is granted or at any time thereafter before exercise or expiration of such Award. All freestanding SARs shall be granted subject to the same terms and conditions applicable to Options as set forth in Section 6 of the Plan and all tandem SARs shall have the same exercise price, vesting, exercisability, forfeiture and termination provisions as the Award to which they relate. Subject to the provisions of Section 6 of the Plan and the immediately preceding sentence, the Administrator may impose such other conditions or restrictions on any Stock Appreciation Right as it shall deem appropriate. Stock Appreciation Rights may be settled in Shares, cash or a combination thereof, as determined by the Administrator and set forth in the applicable Award Agreement.

(b)    No Repricing without Stockholder Approval.    Other than in connection with a change in the Company's capitalization (as described in Section 13 of the Plan), the Administrator may not, without prior approval of the Company's shareholders, seek to effect any repricing of any previously granted underwater Stock Appreciation Right by: (i) amending or modifying the terms of the Stock Appreciation Right to lower the exercise price; (ii) canceling the underwater Stock Appreciation Right and granting either (A) replacement Stock Appreciation Rights having a lower exercise price or (B) Restricted Stock, Restricted Stock Units, Performance Awards or Stock Awards in exchange; or (iii) cancelling or repurchasing the underwater Stock Appreciation Rights for cash or other securities. A Stock Appreciation Right will be deemed to be "underwater" at any time when the Fair Market Value of the Shares covered by such Award is less than the exercise price of the Award.

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8.  Restricted Stock and Restricted Stock Units

(a)    Restricted Stock and Restricted Stock Unit Awards.    Restricted Stock and Restricted Stock Units may be granted at any time and from time to time prior to the termination of the Plan to Participants as determined by the Administrator. Restricted Stock is an award or issuance of Shares the grant, issuance, retention, vesting and/or transferability of which is subject during specified periods of time to such conditions (including continued employment or performance conditions) and terms as the Administrator deems appropriate. Restricted Stock Units are Awards denominated in units of Shares under which the issuance of Shares is subject to such conditions (including continued employment or performance conditions) and terms as the Administrator deems appropriate. Each grant of Restricted Stock and Restricted Stock Units shall be evidenced by an Award Agreement. Unless determined otherwise by the Administrator, each Restricted Stock Unit will be equal to one Share and will entitle a Participant to either the issuance of Shares or payment of an amount of cash determined with reference to the value of Shares. To the extent determined by the Administrator, Restricted Stock and Restricted Stock Units may be satisfied or settled in Shares, cash or a combination thereof. Restricted Stock and Restricted Stock Units granted pursuant to the Plan need not be identical but each grant of Restricted Stock and Restricted Stock Units must contain and be subject to the terms and conditions set forth below.

(b)    Contents of Agreement.    Each Award Agreement shall contain provisions regarding (i) the number of Shares or Restricted Stock Units subject to such Award or a formula for determining such number; (ii) the purchase price of the Shares, if any, and the means of payment; (iii) the performance criteria, if any, and level of achievement versus these criteria that shall determine the number of Shares or Restricted Stock Units granted, issued, retainable and/or vested; (iv) such terms and conditions on the grant, issuance, vesting and/or forfeiture of the Shares or Restricted Stock Units as may be determined from time to time by the Administrator; (v) the term of the performance period, if any, as to which performance will be measured for determining the number of such Shares or Restricted Stock Units; and (vi) restrictions on the transferability of the Shares or Restricted Stock Units. Shares issued under a Restricted Stock Award may be issued in the name of the Participant and held by the Participant or held by the Company, in each case as the Administrator may provide.

(c)    Vesting and Performance Criteria.    The grant, issuance, retention, vesting and/or settlement of shares of Restricted Stock and Restricted Stock Units will occur when and in such installments as the Administrator determines or under criteria the Administrator establishes, which may include Qualifying Performance Criteria. Notwithstanding anything in this Plan to the contrary, the performance criteria for any Restricted Stock or Restricted Stock Unit that is intended to satisfy the requirements for "performance-based compensation" under Section 162(m) of the Code will be a measure based on one or more Qualifying Performance Criteria selected by the Administrator and specified in writing when the Award is granted, which shall be not later than ninety (90) days after the commencement of the performance period to which the Incentive Bonus relates (or at such earlier time as is required to qualify the Incentive Bonus as performance-based under Section 162(m) of the Code).

(d)    Termination of Employment.    Unless the Administrator provides otherwise:

  (i)    General.    In the event of Termination of Employment for any reason other than death, Disability or Retirement, any Restricted Stock or Restricted Stock Units still subject in full or in part to restrictions at the date of such Termination of Employment shall automatically be forfeited and returned to the Company.

  (ii)    Death, Retirement or Disability.    In the event a Participant's Termination of Employment is because of death, Disability or Retirement, the restrictions remaining on any or all Shares remaining subject to a Restricted Stock or Restricted Stock Unit Award shall lapse. Notwithstanding the foregoing and for the avoidance of doubt, the Award Agreement with respect to any Restricted Stock or Restricted Stock Unit that is intended to satisfy the requirements for "performance-based compensation" under Section 162(m) of the Code shall not provide for the lapse of any applicable Qualifying Performance Criteria upon a Participant's Retirement other than in a manner that is consistent with such requirements.

(e)    Discretionary Adjustments and Limits.    Subject to the limits imposed under Section 162(m) of the Code for Awards that are intended to qualify as "performance-based compensation," notwithstanding the satisfaction of any performance goals, the number of Shares granted, issued, retainable and/or vested under an Award of Restricted Stock or Restricted Stock Units on account of either financial performance or personal performance evaluations may, to the extent specified in the Award Agreement, be reduced, but not increased, by the Administrator on the basis of such further considerations as the Administrator shall determine.

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(f)    Voting Rights.    Unless otherwise determined by the Administrator, Participants holding shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those shares during the period of restriction. Participants shall have no voting rights with respect to Shares underlying Restricted Stock Units unless and until such Shares are reflected as issued and outstanding shares on the Company's stock ledger.

(g)    Dividends and Distributions.

  (1)   Participants in whose name Restricted Stock is granted shall be entitled to receive dividends and other distributions paid with respect to those Shares only to the extent provided by the Administrator, in which case the Administrator will determine whether any such dividends or distributions will be automatically reinvested in additional shares of Restricted Stock and subject to the same restrictions on transferability as the Restricted Stock with respect to which they were distributed or whether such dividends or distributions will be paid in cash. Shares underlying Restricted Stock Units shall be entitled to dividends or dividend equivalents only to the extent provided by the Administrator.

  (2)   Notwithstanding the foregoing Section 8(g)(1), any cash or stock dividends and dividend equivalents with respect to Restricted Stock and Restricted Stock Units granted as Performance Awards, if any, will be withheld by the Company for the Participant's account and will be paid, if at all, (i) in the case of Restricted Stock, upon the achievement of the applicable performance measure(s) and the satisfaction of any other restrictions imposed on the Restricted Stock in respect of which the dividends were paid and (ii) in the case of Restricted Stock Units, at the time the Shares and/or cash underlying such Restricted Stock Units is paid, and any dividends deferred in respect of any Restricted Stock and Restricted Stock Units granted as Performance Awards will be forfeited upon the forfeiture of such Restricted Stock and Restricted Stock Units. Any noncash dividends or distributions paid with respect to Restricted Stock and Restricted Stock Units granted as Performance Awards shall be subject to the same restrictions as those relating to the Restricted Stock and Restricted Stock Units.

(h)    Payment of Restricted Stock Units.    In all events, unless payment with respect to a Restricted Stock Unit is deferred in a manner consistent with Section 409A of the Code, the Shares and/or cash underlying such Restricted Stock Unit shall be paid to the Participant no later than two and one-half months following the end of the year in which the Restricted Stock Unit is no longer subject to a substantial risk of forfeiture.

(i)    Legending of Restricted Stock.    The Administrator may also require that certificates representing shares of Restricted Stock be retained and held in escrow by a designated employee or agent of the Company or any Subsidiary until any restrictions applicable to shares of Restricted Stock so retained have been satisfied or lapsed. Any certificates evidencing shares of Restricted Stock awarded pursuant to the Plan shall bear the following legend:

  The shares represented by this certificate were issued subject to certain restrictions under the Wolverine World Wide, Inc. Stock Incentive Plan of 2016 (the "Plan"). This certificate is held subject to the terms and conditions contained in a restricted stock agreement that includes a prohibition against the sale or transfer of the stock represented by this certificate except in compliance with that agreement and that provides for forfeiture upon certain events. Copies of the Plan and the restricted stock agreement are on file in the office of the Secretary of the Company.

9.  Stock Awards

(a)    Grant.    Stock Awards may be granted at any time and from time to time prior to the termination of the Plan to Participants as determined by the Administrator, consistent with the 5% limit set forth in Section 5(f) of the Plan. Stock Awards shall be subject to such terms and conditions, consistent with the other provisions of the Plan, as may be determined by the Administrator.

(b)    Rights as a Stockholder.    A Participant shall have all voting, dividend, liquidation and other rights with respect to Shares issued to the Participant as a Stock Award under this Section 9 upon the Participant becoming the holder of record of the Shares granted pursuant to such Stock Award; provided, however, that the Administrator may impose such restrictions on the assignment or transfer of Shares awarded pursuant to a Stock Award as it considers appropriate.

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10.  Incentive Bonuses

(a)    General.    Each Incentive Bonus Award will confer upon the Participant the opportunity to earn a future payment tied to the level of achievement with respect to one or more performance criteria established for a performance period of not less than one year.

(b)    Incentive Bonus Document.    Unless otherwise determined by the Administrator, the terms of any Incentive Bonus will be set forth in an Award Agreement. Each Award Agreement evidencing an Incentive Bonus shall contain provisions regarding (i) the target and maximum amount payable to the Participant as an Incentive Bonus; (ii) the performance criteria and level of achievement versus these criteria that shall determine the amount of such payment; (iii) the term of the performance period as to which performance shall be measured for determining the amount of any payment; (iv) the timing of any payment earned by virtue of performance; (v) restrictions on the alienation or transfer of the Incentive Bonus prior to actual payment; (vi) forfeiture provisions; and (vii) such further terms and conditions, in each case not inconsistent with this Plan, as may be determined from time to time by the Administrator.

(c)    Performance Criteria.    The Administrator shall establish the performance criteria and level of achievement versus these criteria that shall determine the target and maximum amount payable under an Incentive Bonus, which criteria may be based on financial performance and/or personal performance evaluations. The Administrator may specify the percentage of the target Incentive Bonus, if any, that is intended to satisfy the requirements for "performance-based compensation" under Section 162(m) of the Code. Notwithstanding anything to the contrary herein, the performance criteria for any portion of an Incentive Bonus that is intended by the Administrator to satisfy the requirements for "performance-based compensation" under Section 162(m) of the Code shall be a measure based on one or more Qualifying Performance Criteria (as defined in Section 14(b) of the Plan) selected by the Administrator and specified in writing at the time the Incentive Bonus is granted, which shall be not later than ninety (90) days after the commencement of the performance period to which the Incentive Bonus relates (or at such earlier time as is required to qualify the Incentive Bonus as performance-based under Section 162(m) of the Code). The Administrator shall certify the extent to which any Qualifying Performance Criteria has been satisfied, and the amount payable as a result thereof, prior to payment of any Incentive Bonus that is intended to satisfy the requirements for "performance-based compensation" under Section 162(m) of the Code.

(d)    Timing and Form of Payment.    The Administrator shall determine the timing of payment of any Incentive Bonus. Payment of the amount due under an Incentive Bonus may be made in cash or in Shares, as determined by the Administrator. The Administrator may provide for or, subject to such terms and conditions as the Administrator may specify, may permit a Participant to elect for the payment of any Incentive Bonus to be deferred to a specified date or event. In all events, unless payment of an Incentive Bonus is deferred in a manner consistent with Section 409A of the Code, any Incentive Bonus shall be paid to the Participant no later than two and one-half months following the end of the year in which the Incentive Bonus is no longer subject to a substantial risk of forfeiture.

(e)    Discretionary Adjustments.    Notwithstanding satisfaction of any performance goals, the amount paid under an Incentive Bonus on account of either financial performance or personal performance evaluations may, to the extent specified in the Award Agreement or other document evidencing the Award, be reduced, but not increased, by the Administrator on the basis of such further considerations as the Administrator shall determine.

11.  Deferral of Gains

The Administrator may, in an Award Agreement or otherwise, provide for the deferred delivery of Shares upon settlement, vesting or other events with respect to Restricted Stock or Restricted Stock Units, or in payment or satisfaction of an Incentive Bonus. Notwithstanding anything herein to the contrary, in no event will any deferral of the delivery of Shares or any other payment with respect to any Award be allowed if the Administrator determines, in its sole and absolute discretion, that the deferral would result in the imposition of the additional tax under Section 409A(a)(1)(B) of the Code. No award shall provide for deferral of compensation that does not comply with Section 409A of the Code, unless the Board, at the time of grant, specifically provides that the Award is not intended to comply with Section 409A of the Code. The Company shall have no liability to a Participant, or any other party, if an Award that is intended to be exempt from, or compliant with, Section 409A of the Code is not so exempt or compliant or for any action taken by the Administrator or the Board.

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12.  Conditions and Restrictions Upon Securities Subject to Awards

The Administrator may provide that the Shares issued upon exercise of an Option or Stock Appreciation Right or otherwise subject to or issued under an Award shall be subject to such further agreements, restrictions, conditions or limitations as the Administrator in its sole and absolute discretion may specify prior to the exercise of such Option or Stock Appreciation Right or the grant, vesting or settlement of such Award, including without limitation, conditions on vesting or transferability, forfeiture or repurchase provisions and method of payment for the Shares issued upon exercise, vesting or settlement of such Award (including the actual or constructive surrender of Shares already owned by the Participant) or payment of taxes arising in connection with an Award. Without limiting the foregoing, such restrictions may address the timing and manner of any resales by the Participant or other subsequent transfers by the Participant of any Shares issued under an Award, including without limitation (i) restrictions under an insider trading policy or pursuant to applicable law; (ii) restrictions designed to delay and/or coordinate the timing and manner of sales by Participant and holders of other Company equity compensation arrangements; (iii) restrictions as to the use of a specified brokerage firm for such resales or other transfers; and (iv) provisions requiring Shares to be sold on the open market or to the Company in order to satisfy tax withholding or other obligations.

13.  Adjustment of and Changes in the Stock

(a)    General.    The number and kind of Shares available for issuance under this Plan (including under any Awards then outstanding), and the number and kind of Shares subject to the limits set forth in Section 5 of this Plan, shall be equitably adjusted by the Administrator to reflect any reorganization, reclassification, combination of shares, stock split, reverse stock split, spin-off, dividend or distribution of securities, property or cash (other than regular, quarterly cash dividends), or any other event or transaction that affects the number or kind of Shares outstanding. Such adjustment may be designed to comply with Sections 409A and 424 of the Code as applicable, or, except as otherwise expressly provided in Section 5(c) of this Plan, may be designed to treat the Shares available under the Plan and subject to Awards as if they were all outstanding on the record date for such event or transaction or to increase the number of such Shares to reflect a deemed reinvestment in Shares of the amount distributed to the Company's security holders. The terms of any outstanding Award shall also be equitably adjusted by the Administrator as to price, number or kind of Shares subject to such Award, vesting and other terms to reflect the foregoing events, which adjustments need not be uniform as between different Awards or different types of Awards.

In the event there shall be any other change in the number or kind of outstanding Shares, or any stock or other securities into which such Shares shall have been changed, or for which it shall have been exchanged, by reason of a change of control, other merger, consolidation or otherwise, then the Administrator shall determine the appropriate and equitable adjustment to be effected. In addition, in the event of such change described in this paragraph, the Administrator may accelerate the time or times at which any Award may be exercised and may provide for cancellation of such accelerated Awards that are not exercised within a time prescribed by the Administrator in its sole and absolute discretion.

No right to purchase fractional shares shall result from any adjustment in Awards pursuant to this Section 13. In case of any such adjustment, the Shares subject to the Award shall be rounded up to the nearest whole share for Awards other than Options and Stock Appreciation Rights, and shall be rounded down to the nearest whole Share with respect to Options and Stock Appreciation Rights. The Company shall notify Participants holding Awards subject to any adjustments pursuant to this Section 13 of such adjustment, but (whether or not notice is given) such adjustment shall be effective and binding for all purposes of the Plan.

(b)    Change in Control.    The Administrator may determine the effect of a Change in Control on outstanding Awards in a manner that, in the Administrator's reasonable discretion, is fair and equitable to Participants. Such effects, which need not be the same for every Participant, may include, without limitation: (x) the substitution for the Shares subject to any outstanding Award, or portion thereof, of stock or other securities of the surviving corporation or any successor corporation to the Company, or a parent or subsidiary thereof, in which event the aggregate purchase or exercise price, if any, of such Award, or portion thereof, shall remain the same, and/or (y) the conversion of any outstanding Award, or portion thereof, into a right to receive cash or other property upon or following the consummation of the Change in Control in an amount equal to the value of the consideration to be received by holders of Shares in connection with such transaction for one Share, less the per share purchase or exercise price of such Award, if any, multiplied by the number of Shares subject to such Award, or a

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portion thereof. Notwithstanding the foregoing, unless otherwise determined by the Administrator, Awards shall be treated as follows in connection with a Change in Control:

  (i)    Acceleration of Vesting.    Without action by the Administrator or the Board: (a) all outstanding Options and Stock Appreciation Rights shall become immediately exercisable in full and, notwithstanding any other provision of the Plan or the Award Agreement to the contrary and to the extent the Administrator does not determine that a cash payment shall be made with respect to such Options and Stock Appreciation Rights pursuant to the following Section 13(b)(ii), shall remain outstanding and exercisable during the remaining original terms thereof, regardless of whether the Participants to whom such Options and Stock Appreciation Rights have been granted remain in the employ or service of the Company or any Subsidiary; and (b) all other outstanding Awards shall become immediately fully vested and exercisable and nonforfeitable; and

  (ii)    Cash Payment for Stock Options/Stock Appreciation Rights.    Without the consent of any Participant affected thereby, the Administrator may determine that some or all Participants holding outstanding Options and/or Stock Appreciation Rights shall receive, with respect to some or all of the Shares subject to such Options and/or Stock Appreciation Rights, as of the effective date of any such Change in Control of the Company, cash in an amount equal to the greater of the excess of (A) the highest sales price of the shares on the New York Stock Exchange (or any successor exchange that is the primary stock exchange for trading of Shares) on the date immediately prior to the effective date of such Change in Control of the Company or (B) the highest price per share actually paid in connection with any Change in Control of the Company over the exercise price per share of such Options and/or Stock Appreciation Rights.

14.  Qualifying Performance-Based Compensation

(a)    General.    The Administrator may establish performance criteria and level of achievement versus such criteria that shall determine the number of Shares to be granted, retained, vested, issued or issuable under or in settlement of or the amount payable pursuant to an Award, which criteria may be based on Qualifying Performance Criteria or other standards of financial performance and/or personal performance evaluations. In addition, the Administrator may specify that an Award or a portion of an Award is intended to satisfy the requirements for "performance-based compensation" under Section 162(m) of the Code, provided that the performance criteria for such Award or portion of an Award that is intended by the Administrator to satisfy the requirements for "performance-based compensation" under Section 162(m) of the Code shall be a measure based on one or more Qualifying Performance Criteria selected by the Administrator and specified in writing at the time the Award is granted, which shall be not later than ninety (90) days after the commencement of the performance period to which the Incentive Bonus relates (or at such earlier time as is required to qualify the Incentive Bonus as performance-based under Section 162(m) of the Code). The Administrator shall certify the extent to which any Qualifying Performance Criteria has been satisfied, and the amount payable as a result thereof, prior to payment, settlement or vesting of any Award that is intended to satisfy the requirements for "performance-based compensation" under Section 162(m) of the Code.

(b)    Qualifying Performance Criteria.    For purposes of this Plan, the term "Qualifying Performance Criteria" shall mean an objectively determinable measure of performance relating to any one or more of the following performance criteria, or derivations of such performance criteria, either individually, alternatively or in any combination, applied to either the Company as a whole or to a business unit, division, line or Subsidiary, either individually, alternatively or in any combination, and measured either annually or cumulatively over a period of years, on an absolute basis or relative to a pre-established target, to previous years' results or to an index or indices or a designated comparison group or groups, in each case as specified by the Administrator: (i) net earnings or earnings per share (including earnings before interest, taxes, depreciation and/or amortization); (ii) income, net income or operating income; (iii) revenues; (iv) net sales; (v) return on sales; (vi) return on equity; (vii) return on capital (including return on total capital or return on invested capital); (viii) return on assets or net assets; (ix) earnings per share; (x) economic or business value added measurements; (xi) return on invested capital; (xii) return on operating revenue; (xiii) cash flow (before or after dividends); (xiv) stock price; (xv) total stockholder return; (xvi) market capitalization; (xvii) economic value added; (xviii) debt leverage (debt to capital); (xix) operating profit or net operating profit; (xx) operating margin or profit margin; (xxi) cash from operations; (xxii) market share; (xxiii) product development or release schedules; (xxiv) new product innovation; (xxv) cost reductions; (xxvi) customer acquisition or retention; (xxvii) customer service; or (xxviii) customer satisfaction. To the extent consistent with the requirements for satisfying the performance-based compensation exception under Section 162(m) of the Code, the Administrator (A) may appropriately adjust any evaluation of performance under a Qualifying Performance Criteria to eliminate the effects of charges for restructurings, discontinued operations, unusual or infrequently occurring items and all items of gain, loss or expense

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determined to be unusual or infrequent in nature or related to the disposal of a segment of a business or related to a change in accounting principle all as determined in accordance with applicable accounting provisions, as well as the cumulative effect of accounting changes, in each case as determined in accordance with generally accepted accounting principles or identified in the Company's financial statements or notes to the financial statements, and (B) may appropriately adjust any evaluation of performance under a Qualifying Performance Criteria to exclude any of the following events that occurs during a performance period: (i) asset write-downs; (ii) litigation, claims, judgments or settlements; (iii) the effect of changes in tax law or other such laws or provisions affecting reported results; and (iv) accruals of any amounts for payment under this Plan or any other compensation arrangement maintained by the Company.

15.  Transferability

Unless the Administrator determines otherwise, each Award may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated by a Participant other than by will or the laws of descent and distribution, and each Option or Stock Appreciation Right shall be exercisable only by the Participant during his or her lifetime. To the extent permitted by the Administrator, the person to whom an Award is initially granted (the "Grantee") may transfer an Award to any "family member" of the Grantee (as such term is defined in Section 1(a)(5) of the General Instructions to Form S-8 under the Securities Act of 1933, as amended ("Form S-8")), to trusts solely for the benefit of such family members and to partnerships in which such family members and/or trusts are the only partners; provided, however, that (i) as a condition thereof, the transferor and the transferee must execute a written agreement containing such terms as specified by the Administrator and (ii) the transfer is pursuant to a gift or a domestic relations order to the extent permitted under the General Instructions to Form S-8. Except to the extent specified otherwise in the agreement the Administrator provides for the Grantee and transferee to execute, all vesting, exercisability and forfeiture provisions that are conditioned on the Grantee's continued employment or service shall continue to be determined with reference to the Grantee's employment or service (and not to the status of the transferee) after any transfer of an Award pursuant to this Section 15.

16.  Suspension, Termination or Recovery of Awards and Payments Thereunder

Except as otherwise provided by the Administrator, if at any time (including after a notice of exercise has been delivered or an award has vested) the Company's chief executive officer or any other person designated by the Administrator (each such person, an "Authorized Officer") reasonably believes that a Participant may have committed an Act of Misconduct as described in this Section 16, the Authorized Officer, Administrator or the Board may suspend the Participant's rights to exercise any Option, to vest in an Award, and/or to receive payment for or receive Shares in settlement of an Award pending a determination of whether an Act of Misconduct has been committed.

If the Administrator or an Authorized Officer determines a Participant has committed an Act of Misconduct, then except as otherwise provided by the Administrator, including through any agreement approved by the Administrator, (i) neither the Participant nor his or her estate nor transferee shall be entitled to exercise any Option or Stock Appreciation Right whatsoever, vest in or have the restrictions on an Award lapse, or otherwise receive payment of an Award, (ii) the Participant will forfeit all outstanding Awards and (iii) the Participant may be required, at the Administrator's sole and absolute discretion, to return and/or repay to the Company any then unvested Shares previously issued under the Plan. In making such determination, the Administrator or an Authorized Officer shall give the Participant an opportunity to appear and present evidence on his or her behalf at a hearing before the Administrator or its designee or an opportunity to submit written comments, documents, information and arguments to be considered by the Administrator.

In addition to the foregoing, the Administrator may recover Awards made under the Plan and payments under or gain in respect of any Award in accordance with the Company's Policy for Recovery of Incentive Compensation or any successor or additional clawback or recoupment policy, as such policy or policies may be amended and in effect from time to time, or as otherwise required by applicable law or applicable stock exchange listing standards, including, without limitation, Section 10D of the Act.

17.  Compliance with Laws and Regulations

This Plan, the grant, issuance, vesting, exercise and settlement of Awards thereunder, and the obligation of the Company to sell, issue, deliver or remove any restrictions on Shares under such Awards, shall be subject to all applicable foreign, federal, state and local laws, rules and regulations, stock exchange rules and regulations, and to such approvals by any governmental or regulatory agency as may be required. The Company shall not be required to register in a Participant's name or deliver any Shares prior to the completion of any registration or qualification of such shares under any foreign, federal, state or local law or any ruling or regulation of any government body which the

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Administrator shall determine to be necessary or advisable. To the extent the Company is unable to or the Administrator deems it infeasible to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, the Company and its Subsidiaries shall be relieved of any liability with respect to the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained. No Option shall be exercisable and no Shares shall be issued and/or transferable under any other Award unless a registration statement with respect to the Shares underlying such Option is effective and current or the Company has determined that such registration is unnecessary.

In the event an Award is granted to or held by a Participant who is employed or providing services outside the United States, the Administrator may, in its sole and absolute discretion, modify the provisions of the Plan or of such Award as they pertain to such individual to comply with applicable foreign law or to recognize differences in local law, currency or tax policy. The Administrator may also impose conditions on the grant, issuance, exercise, vesting, settlement or retention of Awards in order to comply with such foreign law and/or to minimize the Company's obligations with respect to tax equalization for Participants employed outside their home country.

18.  Withholding

To the extent required by applicable federal, state, local or foreign law, a Participant shall be required to satisfy, in a manner satisfactory to the Company, any withholding tax obligations that arise by reason of an Option exercise, disposition of Shares issued under an Incentive Stock Option, the grant, vesting or settlement of an Award, an election pursuant to Section 83(b) of the Code or otherwise with respect to an Award. To the extent a Participant makes an election under Section 83(b) of the Code, within ten days of filing such election with the Internal Revenue Service, the Participant must notify the Company in writing of such election. The Company and its Subsidiaries shall not be required to issue Shares, make any payment or to recognize the transfer or disposition of Shares until all such obligations are satisfied. The Administrator may provide for or permit these obligations to be satisfied through the mandatory or elective sale of Shares and/or by having the Company withhold a portion of the Shares that otherwise would be issued to him or her upon exercise of the Option or the vesting or settlement of an Award, or by tendering Shares previously acquired.

19.  Administration of the Plan

(a)    Administrator of the Plan.    The Plan shall be administered by the Administrator who shall be the Compensation Committee of the Board or, in the absence of a Compensation Committee, the Board itself. Any power of the Administrator may also be exercised by the Board, except to the extent that the grant or exercise of such authority would cause any Award or transaction to become subject to (or lose an exemption under) the short-swing profit recovery provisions of Section 16 of the Act or cause an Award designated as a Performance Award not to qualify for treatment as performance-based compensation under Section 162(m) of the Code. To the extent that any permitted action taken by the Board conflicts with action taken by the Administrator, the Board action shall control. The Compensation Committee may by resolution authorize one or more officers of the Company to perform any or all things that the Administrator is authorized and empowered to do or perform under the Plan, and for all purposes under this Plan, such officer or officers shall be treated as the Administrator; provided, however, that no such officer shall designate himself or herself as a recipient of any Awards granted under authority delegated to such officer and that any delegation of the power to grant Awards to an officer shall otherwise be consistent with the requirements of Section 157(c) of the Delaware General Corporation Law. The Compensation Committee hereby designates the Company's chief executive officer, the Company's chief financial officer, the Secretary of the Company, and the head of the Company's human resource function to assist the Administrator in the administration of the Plan and execute agreements evidencing Awards made under this Plan or other documents entered into under this Plan on behalf of the Administrator or the Company. In addition, the Compensation Committee may delegate any or all aspects of the day-to-day administration of the Plan to one or more officers or employees of the Company or any Subsidiary, and/or to one or more agents.

(b)    Powers of Administrator.    Subject to the express provisions of this Plan, the Administrator shall be authorized and empowered to do all things that it determines to be necessary or appropriate in connection with the administration of this Plan, including, without limitation: (i) to prescribe, amend and rescind rules and regulations relating to this Plan and to define terms not otherwise defined herein; (ii) to determine which persons are Participants, to which of such Participants, if any, Awards shall be granted hereunder and the timing of any such Awards; (iii) to grant Awards to Participants and determine the terms and conditions thereof, including the number of Shares subject to Awards and the exercise or purchase price of such Shares and the circumstances under which Awards become exercisable or vested or are forfeited or expire, which terms may but need not be conditioned upon the passage of time, continued employment, the satisfaction of performance criteria, the occurrence of certain events (including a Change in Control), or other factors; (iv) to establish and verify the extent

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of satisfaction of any performance goals or other conditions applicable to the grant, issuance, exercisability, vesting and/or ability to retain any Award; (v) to prescribe and amend the terms of the agreements or other documents evidencing Awards made under this Plan (which need not be identical) and the terms of or form of any document or notice required to be delivered to the Company by Participants under this Plan; (vi) to determine the extent to which adjustments are required pursuant to Section 13 of the Plan; (vii) to interpret and construe this Plan, any rules and regulations under this Plan and the terms and conditions of any Award granted hereunder, and to make exceptions to any such provisions if the Administrator, in good faith, determines that it is necessary to do so in light of extraordinary circumstances and for the benefit of the Company; (viii) to approve corrections in the documentation or administration of any Award; and (ix) to make all other determinations deemed necessary or advisable for the administration of this Plan. The Administrator may, in its sole and absolute discretion, without amendment to the Plan, waive or amend the operation of Plan provisions respecting exercise after termination of employment or service to the Company or an Affiliate and, except as otherwise provided herein, adjust any of the terms of any Award. The Administrator may also (A) accelerate the date on which any Award granted under the Plan becomes exercisable or (B) accelerate the vesting date or waive or adjust any condition imposed hereunder with respect to the vesting or exercisability of an Award, provided that the Administrator, in good faith, determines that such acceleration, waiver or other adjustment is necessary or desirable. For the avoidance of doubt, notwithstanding anything in the Plan to the contrary, no Award outstanding under the Plan may be repriced, regranted through cancellation or otherwise amended to reduce the exercise price applicable thereto (other than with respect to adjustments made in connection with a transaction or other change in the Company's capitalization as described in Section 13 of the Plan) without the approval of the Company's stockholders.

(c)    Determinations by the Administrator.    All decisions, determinations and interpretations by the Administrator regarding the Plan, any rules and regulations under the Plan and the terms and conditions of or operation of any Award granted hereunder, shall be final and binding on all Participants, beneficiaries, heirs, assigns or other persons holding or claiming rights under the Plan or any Award. The Administrator shall consider such factors as it deems relevant, in its sole and absolute discretion, to making such decisions, determinations and interpretations including, without limitation, the recommendations or advice of any officer or other employee of the Company and such attorneys, consultants and accountants as it may select.

(d)    Subsidiary Awards.    In the case of a grant of an Award to any Participant employed by a Subsidiary, such grant may, if the Administrator so directs, be implemented by the Company issuing any subject Shares to the Subsidiary, for such lawful consideration as the Administrator may determine, upon the condition or understanding that the Subsidiary will transfer the Shares to the Participant in accordance with the terms of the Award specified by the Administrator pursuant to the provisions of the Plan. Notwithstanding any other provision hereof, such Award may be issued by and in the name of the Subsidiary and shall be deemed granted on such date as the Administrator shall determine.

(e)    Indemnification of Administrator.    Neither any member nor former member of the Administrator nor any individual to whom authority is or has been delegated shall be personally responsible or liable for any act or omission in connection with the performance of powers or duties or the exercise of discretion or judgment in the administration and implementation of the Plan. Each person who is or shall have been a member of the Administrator shall be indemnified and held harmless by the Company from and against any cost, liability or expense imposed or incurred in connection with such person's or the Administrator's taking or failing to take any action under the Plan. Each such person shall be justified in relying on information furnished in connection with the Plan's administration by any employee, officer, agent or expert employed or retained by the Administrator or the Company.

20.  Amendment of the Plan or Awards

The Board may amend, alter or discontinue this Plan and the Administrator may amend or alter any agreement or other document evidencing an Award made under this Plan but, except as provided pursuant to the provisions of Section 13 of the Plan, no such amendment shall, without the approval of the stockholders of the Company:

(a)    increase the maximum number of Shares for which Awards may be granted under this Plan;

(b)   reduce the price at which Options or Stock Appreciation Rights may be granted below the price provided for in Section 6(a) of the Plan;

(c)    reduce the exercise price of outstanding Options or Stock Appreciation Rights;

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(d)   extend the term of this Plan;

(e)    change the class of persons eligible to be Participants;

(f)    otherwise amend the Plan in any manner requiring stockholder approval by law or under the New York Stock Exchange listing requirements (or the listing requirements of any successor exchange that is the primary stock exchange for trading of Shares); or

(g)   increase the individual maximum limits in Sections 5(c) and (d) of the Plan.

No amendment or alteration to the Plan or an Award or Award Agreement shall be made which would impair the rights of the holder of an Award, without such holder's consent, provided that no such consent shall be required if the Administrator determines in its sole and absolute discretion and prior to the date of any Change in Control that such amendment or alteration either is required or advisable in order for the Company, the Plan or the Award to satisfy any law or regulation or to meet the requirements of or avoid adverse financial accounting consequences under any accounting standard. In addition, the Plan may not be amended in any way that causes the Plan to fail to comply with or be exempt from Section 409A of the Code, unless the Board expressly determines to amend the Plan to be subject to Section 409A of the Code.

21.  No Liability of Company

The Company and any Subsidiary or affiliate which is in existence or hereafter comes into existence shall not be liable to a Participant or any other person as to: (a) the non-issuance or sale of Shares as to which the Company has been unable to obtain from any regulatory body having jurisdiction the authority deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder and (b) any tax consequence expected, but not realized, by any Participant or other person due to the grant, receipt, exercise, settlement of any Award granted hereunder.

22.  Non-Exclusivity of Plan

Neither the adoption of this Plan by the Board nor the submission of this Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board or the Administrator to adopt such other incentive arrangements as either may deem desirable, including without limitation, the granting of restricted stock or stock options otherwise than under this Plan or an arrangement not intended to qualify under Code Section 162(m), and such arrangements may be either generally applicable or applicable only in specific cases.

23.  Governing Law

This Plan and any agreements or other documents hereunder shall be interpreted and construed in accordance with the laws of Delaware and applicable federal law. Any reference in this Plan or in the agreement or other document evidencing any Awards to a provision of law or to a rule or regulation shall be deemed to include any successor law, rule or regulation of similar effect or applicability.

24.  Waiver of Jury Trial.

By accepting an Award under the Plan, each Participant waives any right to a trial by jury in any action, proceeding or counterclaim concerning any rights under the Plan and any Award, or under any amendment, waiver, consent, instrument, document or other agreement delivered or which in the future may be delivered in connection therewith, and agrees that any such action, proceedings or counterclaim will be tried before a court and not before a jury. By accepting an Award under the Plan, each Participant certifies that no officer, representative, or attorney of the Company has represented, expressly or otherwise, that the Company would not, in the event of any action, proceeding or counterclaim, seek to enforce the foregoing waivers. Notwithstanding anything to the contrary in the Plan, nothing herein is to be construed as limiting the ability of the Company and a Participant to agree to submit disputes arising under the terms of the Plan or any Award made hereunder to binding arbitration or as limiting the ability of the Company to require any eligible individual to agree to submit such disputes to binding arbitration as a condition of receiving an Award hereunder.

Page A-16 |	Wolverine Worldwide Notice of 2016 Annual Meeting of Stockholders and Proxy Statement

APPENDIX A

25.  No Right to Employment, Reelection or Continued Service

Nothing in this Plan or an Award Agreement shall interfere with or limit in any way the right of the Company, its Subsidiaries and/or its affiliates to terminate any Participant's employment, service on the Board or service for the Company at any time or for any reason not prohibited by law, nor shall this Plan or an Award itself confer upon any Participant any right to continue his or her employment or service for any specified period of time. Neither an Award nor any benefits arising under this Plan shall constitute an employment contract with the Company, any Subsidiary and/or its affiliates. Subject to Sections 4 and 20 of the Plan, this Plan and the benefits hereunder may be terminated at any time in the sole and exclusive discretion of the Board without giving rise to any liability on the part of the Company, its Subsidiaries and/or its affiliates.

26.  Unfunded Plan

The Plan is intended to be an unfunded plan. Participants are and shall at all times be general creditors of the Company with respect to their Awards. If the Administrator or the Company chooses to set aside funds in a trust or otherwise for the payment of Awards under the Plan, such funds shall at all times be subject to the claims of the creditors of the Company in the event of its bankruptcy or insolvency.

Effective as of February 10, 2016

Wolverine Worldwide Notice of 2016 Annual Meeting of Stockholders and Proxy Statement	| Page A-17

APPENDIX B

The following tables contain information regarding the non-GAAP adjustments used by the Company in the presentation of its financial results:

WOLVERINE WORLD WIDE, INC.

RECONCILIATION OF REPORTED REVENUE GROWTH
TO UNDERLYING REVENUE GROWTH*
(Unaudited)
(In millions)

	GAAP Basis Revenue	Foreign Exchange Impact	Adjustments[1]	Underlying Revenue
Fiscal 2015 Full-Year	$2,691.6	$65.6		$2,757.2

Fiscal 2014 Full-Year	$2,761.1		$(59.9)	$2,701.2

Revenue Growth	(2.5)%			2.1%

1
Fiscal 2014 Full-Year Adjustments include the impact from retail store closures associated with the Strategic Realignment Plan and the termination of the Patagonia license agreement.

RECONCILIATION OF REPORTED DILUTED EPS TO ADJUSTED DILUTED EPS*
(Unaudited)

	GAAP Basis EPS	Adjustments[1]	As Adjusted EPS
Fiscal 2015 Full-Year	$1.20	$0.25	$1.45

1
Fiscal 2015 Full-Year Adjustments include restructuring and impairment costs and debt extinguishment costs.

COMPONENTS OF OPERATING FREE CASH FLOW*
(Unaudited)
(In millions)

Fiscal 2015 Full-Year
Cash provided by operating activities	$215.5

Cash used in investing activities	(50.0)

Operating free cash flow	$165.5

RECONCILIATION OF REPORTED DEBT TO NET DEBT*
(Unaudited)
(In millions)

	Fiscal 2015 Q4	Fiscal 2014 Q4
GAAP reported debt	$820.0	$900.8

Cash and cash equivalents	(194.1)	(223.8)

Net debt	$625.9	$677.0

*
To supplement the consolidated financial statements presented in accordance with Generally Accepted Accounting Principles ("GAAP"), the Company describes what certain financial measures would have been if acquisition-related integration costs, restructuring and impairment costs and debt extinguishment costs were excluded. The Company also describes the revenue impact from planned retail store closures associated with the Strategic Realignment Plan and the exit of the Patagonia Footwear business. The Company believes these non-GAAP measures provide useful information to both management and investors to increase
Wolverine Worldwide Notice of 2016 Annual Meeting of Stockholders and Proxy Statement	| Page B-1

APPENDIX B

  comparability to the prior period by adjusting for certain items that may not be indicative of core operating measures and to better identify trends in our business. The adjusted financial results are used by management to, and allow investors to, evaluate the operating performance of the Company on a comparable basis. The Company has defined operating free cash flow as cash used in operating activities less cash used in investing activities. The Company views operating free cash flow as a measure of the Company's after-tax cash flow available to reduce debt, add to cash balances, pay dividends, repurchase stock, and fund other financing activities. The Company has defined net debt as debt less cash and cash equivalents. The Company believes that netting these sources of cash against debt provides a clearer picture of the future demands on cash to repay debt. The Company evaluates results of operations on both a reported and a constant currency basis. The constant currency presentation, which is a non-GAAP measure, excludes the impact of fluctuations in foreign currency exchange rates. The Company believes providing constant currency information provides valuable supplemental information regarding results of operations, consistent with how the Company evaluates performance. The Company calculates constant currency by converting the current-period local currency financial results using the prior period exchange rates and comparing these adjusted amounts to our current period reported results. Management does not, nor should investors, consider such non-GAAP financial measures in isolation from, or as a substitution for, financial information prepared in accordance with GAAP. A reconciliation of all non-GAAP measures included in this press release, to the most directly comparable GAAP measures, are found in the financial tables above.

Page B-2 |	Wolverine Worldwide Notice of 2016 Annual Meeting of Stockholders and Proxy Statement

. Electronic Voting Instructions Available 24 hours a day, 7 days a week! Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy. VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR. Proxies submitted by the Internet or telephone must be received by 11:59 p.m., Eastern Daylight Time, on April 20, 2016. Vote by Internet • Go to www.investorvote.com/WWW • Or scan the QR code with your smartphone • Follow the steps outlined on the secure website Vote by telephone • Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone • Follow the instructions provided by the recorded message Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. q IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q A Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2, 3 and 4. + 1. Election of Directors: 01 - Jeffrey M. Boromisa For Withhold For Withhold For Withhold 02 - Gina R. Boswell 03 - David T. Kollat 04 - Timothy J. O’Donovan For Against Abstain ForAgainst Abstain 2. Proposal to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal year 2016. 4. Proposal to approve the Stock Incentive Plan of 2016. 3. An advisory resolution approving compensation for the Company’s named executive officers. B Non-Voting Items Change of Address — Please print new address below. C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below IMPORTANT - Please sign exactly as your name(s) appears on this Proxy. When signing on behalf of a corporation, partnership, estate or trust, indicate title or capacity of person signing. If shares are held jointly, each holder must sign. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. + 4 3 A V 02AJ8A Annual Meeting Proxy Card X IMPORTANT ANNUAL MEETING INFORMATION

. WOLVERINE WORLD WIDE, INC. 9341 Courtland Drive, N.E. Rockford, Michigan 49351 Wolverine World Wide, Inc. will be holding its Annual Meeting of Stockholders on April 21, 2016. The enclosed Notice of 2016 Annual Meeting of Stockholders provides information regarding the matters that are expected to be voted on at the meeting. Your vote is important to us. Even if you plan to attend the meeting, please read the enclosed materials and vote through the Internet, by telephone or by mailing the Proxy Card below. Telephone and Internet Voting. On the reverse side of this card are instructions on how to vote through the Internet or by telephone. Please consider voting through one of these methods. Your vote is recorded as if you mailed in your Proxy. Thank you in advance for your participation in our 2016 Annual Meeting. Wolverine World Wide, Inc. q IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q Proxy — WOLVERINE WORLD WIDE, INC. This proxy is solicited on behalf of the Board of Directors The undersigned stockholder hereby appoints Blake W. Krueger and Brendan M. Gibbons, and each of them, each with full power of substitution, as proxies to represent the undersigned stockholder and to vote all shares of Common Stock of Wolverine World Wide, Inc. that the stockholder would be entitled to vote on all matters that properly come before the Annual Meeting of Stockholders to be held at the Company’s headquarters located at 9341 Courtland Drive N.E., Rockford, Michigan, 49351, on Thursday, April 21, 2016, at 10 a.m. Eastern Daylight Time, and any adjournment of that meeting. If this Proxy is properly executed, the shares represented by this Proxy will be voted as specified. If this Proxy is properly executed but no specification is made, the shares represented by this Proxy will be voted for the election of all nominees named on this Proxy as directors and for approval of Proposals 2, 3 and 4 identified on this Proxy. The shares represented by this Proxy will be voted in the discretion of the proxies on any other matters that may properly come before the meeting. PLEASE DO NOT VOTE BY MORE THAN ONE METHOD. THE LAST VOTE RECEIVED WILL BE THE OFFICIAL VOTE. DO NOT RETURN THIS PROXY IF YOU ARE VOTING BY THE INTERNET OR BY TELEPHONE. (CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)